                                                                   Exhibit 10.7


[LETTERHEAD OF NATIONAL BANK OF CANADA]

July 30, 1997

Ontario Paint & Wallpaper Limited
731 Millway Avenue
Concord, Ontario
L4K 3S8

ATTENTION: Mr. Sid Ackerman, President

Dear Sirs:

We are pleased to advise you that the National Bank of Canada has authorized the following credit facilities subject to the ensuing terms and conditions:

BORROWER:         Ontario Paint & Wallpaper Limited (the "Borrower")

LENDER:           National Bank of Canada (the "Bank").

AMOUNT:           A.    $2,750,000 Cdn. by way of an Operating Loan and/or
                        Letters of Credit on a revolving demand loan agreement.

                  B. $1,250,000 Cdn. by way of an Operating Line on a revolving demand loan agreement.

                  C.    $25,000 Cdn. by way of Business Mastercard.

PURPOSE:          A.    To finance day to day operations.

                  B. To assist with possible future acquisitions and/or new product launches.

                  C. To facilitate issuance of business cards to management personnel.

INTEREST RATE:    A.    On borrowings up to $1,500,000 - Prime Rate of National
                                                         Bank of Canada plus
                                                         0.50%.
                        On borrowings over $1,500,000 -  Prime Rate of National
                                                         Bank of Canada plus
                                                         0.75%.

                  B.    Prime Rate of National Bank of Canada plus 1.0%.

                  C.    Standard Business Mastercard rates.

STANDBY FEE:      A.    1/8 of 1% on the unused balance over the first
                        $1,500,000.

                  B.    1/5 of 1% on the unused amount of the entire facility.

REPAYMENT:        On demand.

                  A. & B. To revolve in multiples of $25,000.

                  C.    As stipulated in the cardholder agreement.

DEMAND NATURE OF
THE FACILITIES:   The Borrower and the Guarantors acknowledge and agree that notwithstanding anything contained herein to the contrary these facilities constitute Demand Loans and as such, are due and payable at any time at the sole discretion of the Bank.

MARGIN
AVAILABILITY:     Facility A and B:
                  Operating advances and Letters of Credit shall be limited to the lesser of $2,500,000 for Facility A and $1,250,000
                  Facility B or the aggregate of the following:

                  (a) 75% of good quality wade accounts receivable (Cdn. and U.S.) excluding contra accounts and intercompany accounts, doubtful accounts, and those aged 90 days and over; plus

                  (b) 50% of finished goods inventory located in Canada capped at an overall maximum of $1,150,000 (increasing to $1,550,000 upon utilization of Facility B); less

                  (c) all claims which rank prior to the Bank's security (i.e. deductions at source, GST, etc).

SECURITY:         All legal and other documentation to be in a form and content satisfactory to the Bank and its solicitors and is to be supported by all usual representations and opinions to confirm its enforceability. To include but not limited to:

                  "In Place"
                  1. Assignment of Life Insurance in the amount of $1,000,000 on the life of Alan Fine.

                  2 Assignment of Life Insurance in the amount of $1,000,000 on the life of Sidney Ackerman.

                  3. General Assignment of Book Debts and UCC filings registered in all applicable jurisdictions providing a first charge over accounts and other receivables.

                  4. Pledge of Inventory under Section 427 of the Bank Act and UCC filings providing a first charge over inventory.

                  5. Assignment of sufficient fire insurance to protect the Banks interest.

                  6. General Security Agreement providing a first floating charge over all assets of the Borrower.

                  7.    $250,000 Guarantee from Alan Fine.

                  8.    Subordination and Postponement of Claim from Alan Fine.

                  9.    $250,000 Guarantee from Sidney Ackerman.

                  10. Subordination and Postponement of Claim from Sidney Ackerman.

                  11. $500,000 Guarantee from Rosedale Wallcoverings and Fabrics Inc.

                  12. $450,000 Guarantee from 1216748 Ontario Inc. supported by a $450,000 First Collateral Mortgage over the property located at 267,269 Queen Street East, Toronto.

                  13. $400,000 Guarantee from 1217576 Ontario Inc. supported by a $400,000 First Collateral Mortgage over the property located at 263,265 Queen Street East, Toronto.

                  14.   $1,000,000 Guarantee from 1010037 Ontario Inc.

                  15. Subordination and Postponement of Claim from 1010037 Ontario Inc.

CONDITIONS
PRECEDENT:        The following information/documentation satisfactory to the
                  Bank is to be provided prior to the advance of funds under Facility B:

                  1. Formal business plan specific to the proposed acquisition and/or new product launch.

                  2. Revised projections which take into account the proposed transaction.

                  3. Follow up visit by the Bank's internal consultant if deemed necessary by the Bank.

                  4. Perfection of all additional/amended security (if any) in the event of an acquisition.

                  5. Compliance of all existing terms and conditions and covenants to be evident including margin availability.

FINANCIAL
COVENANTS:        The Borrower agrees to the following covenants which shall be calculated as indicated below, maintained at all times and tested monthly except where otherwise indicated.

                  1. Current Ratio: The ratio of Current Assets to Current Liabilities will not be less than 1.25:1 at anytime. Current Assets shall exclude any intercompany advances not subject to right of set off, deferred costs, or any other assets of doubtful or intangible nature.

                  2. Debt to Equity Ratio: The ratio of Debt to Equity will not be more than 2.50:1 at any time prior to drawdown of Facility B after which time Debt to Equity will not be more than 2.75:1 at any time. Debt shall be defined as total liabilities less any loans postponed to the Bank, less deferred income taxes. Equity shall be defined as Share Capital plus Retained Earnings plus any Shareholders' loans postponed to the Bank, less any deferred expenditures, loans to officers, directors, or shareholders, or intercompany advances and any other assets of doubtful value including 50% of the book value of Mortgages Receivable relating to 263,265 and 267,269 Queen St., Toronto, Ontario.

                  3. Capital Expenditures: The Borrower agrees that annual capital expenditures shall not exceed Cash Flow from Operating Activities. Cash Flow from Operating Activities shall be defined as Income After Tax plus deferred taxes, depreciation and amortization, and any other non-cash expenses; less dividends and all debt principal payments.

REPORTING
CONDITIONS:       1.    Within 25 days of each month-end, the Borrower shall
                        provide the following information on Bank documents, signed by the appropriate authorized officer of the
                        Borrower:

                        (a) monthly accounts payable listing classified according to age;

                        (b) monthly accounts receivable listing classified according to age;

                        (c)   inventory declaration;

                        (d)   prior claims declaration;

                        (e) internally prepared income statement and balance sheet (to be provided quarterly unless the Borrower makes an acquisition, after which time the information will be provided monthly).

                  2. The Borrower agrees to submit to the Bank its annual audited financial statements within 90 days of the end of its fiscal year.

                  3. The Borrower agrees to submit to the Bank its annual budget including budgeted monthly balance sheet, income statement, and cashflow within 90 days of its fiscal year end.

                  4. Updated personal net worth statements from each of Alan Fine and Sidney Ackerman are to be provided annually.

OTHER CONDITIONS  1.    The Borrower agrees to quarterly reviews of current
                        assets and internal financial reporting systems by the Bank.

                  2. All legal and registration fees incurred to prepare, execute and maintain legal documents will be assumed by the Borrower.

                  3. The cost of all appraisals and environmental reports requested by the Bank are the responsibility of the Borrower.

                  4. The ownership structure of the company shall not be altered without the Bank's prior written consent which shall not be unreasonably withheld.

                  5. The nature of the Borrower's business shall not be substantially changed without the Banks prior written consent which shall not be unreasonably withheld.

                  6. If a major change judged unfavourable by the Bank occurs in the nature of the risk before the date the funds are advanced, the Bank can retain that advance and cancel this Offer to Finance.

FEES:             1.    Renewal Fee of $3,500.

                  2.    $150 monthly management fee.

ENVIRONMENTAL
MATTERS:          1.    The Borrower and the Guarantors represent and warrant
                        that the owner of the subject property has complied and is complying in all respects with all applicable laws relating to the environment, that no contaminants, pollutants or other hazardous substances (including, without limitation, asbestos, products containing urea formaldehyde or polychlorinated biphenyl or any radioactive substances) have been or are now stored or located at the subject property, that no order, approval, direction or other governmental or regulatory notice relating to the environment has been threatened against, is pending or has been issued with respect to the subject property or the operations of the business being conducted at the subject property, and that none of them is aware of any pending or threatened action, suit or proceedings relating to any actual or alleged environmental violation from or at the subject property.

                  2. The Borrower and Guarantors agree to comply with and respect any and all environmental laws and regulations.

                  3. The Borrower and Guarantors agree to indemnify the Bank for all decontamination costs or for damages incurred by the Bank or its agents as a result of such contamination.

ACKNOWLEDGEMENT
OF NON MERGER:    The terms and conditions contained in this Offer to Finance shall not merge upon the execution and delivery of the security documentation referred to herein but shall at all times remain in full force and effect.

CREDIT REPORTING: The Borrower and the Guarantors consent to the obtaining from any credit reporting agency or from any person such information as the Bank may require at any time, and consent to the disclosure at any time of the information concerning the Borrower and the Guarantor to any credit grantor with whom the Borrower and the Guarantor have financial relations or to any credit reporting agency.

REPRESENTATIONS
AND WARRANTIES:   The Borrower and the Guarantors represent and warrant that the information given in respect of applying for the credit facilities is correct and complete, and acknowledge that the Bank is relying on said representations and warranties.

ANNUAL REVIEW:    To be reviewed at least annually, ad in any event not later than April 30, 1998.

OTHER: The Borrower agrees to keep the contents of this Letter strictly confidential.

If these conditions are acceptable to you, please indicate your acceptance thereof by signing and returning a copy of this letter to the Bank before August 11, 1997, after which time this offer is null and void.

Yours truly,


/s/ Steven Matheson                        /s/ R.A. Garfard

Steven L. Matheson                         R.A. Garfard
Senior Account Manager                     Senior Manager

ACCEPTANCE:

WE ACCEPT THE TERMS AND CONDITIONS OUTLINED HEREIN THIS 31 DAY OF JULY, 1997

ONTARIO PAINT & WALLPAPER LIMITED ("Borrower")


Per: /s/ Sidney Ackerman
     ---------------------
Title:


AS GUARANTORS:

/s/ Alan Fine
--------------------------
Alan Fine


/s/ Sidney Ackerman
--------------------------
Sidney Ackerman


ROSEDALE WALLCOVERINGS AND FABRIC, INC.


Per: /s/ Alan Fine
     ---------------------
Title: President


1010037 ONTARIO INC.

Per: /s/ Sidney Ackerman
     ---------------------
Title:

                                 ONTARIO PAINT &
                                WALLPAPER LIMITED
                             NATIONAL BANK FINANCING

                        ONTARIO PAINT & WALLPAPER LIMITED
                             NATIONAL BANK FINANCING


                          Torkin, Manes, Cohen & Arbus
                                151 Yonge Street
                                Toronto, Ontario
                                     M5C 2W7

                                                                  DOCUMENT INDEX
--------------------------------------------------------------------------------


                        ONTARIO PAINT & WALLPAPER LIMITED

                             NATIONAL BANK FINANCING


                                 DOCUMENT INDEX

TAB                     DOCUMENT
---                     --------

1                       Reporting letter

2                       Offer to Finance dated August 8, 1996

3 Acknowledgment of debt regarding $2,500,000.00 revolving line of credit

4 Acknowledgment of debt regarding $1,250,000.00 revolving line of credit

5                       General Security Agreement

6                       General Assignment of Book Debts

7 Application for Credit and Promise to give Security under the Bank Act

8                       Notice of Intention to Give Security under the Bank Act

9                       Agreement Respecting Security under the Bank Act

10                      Bank Act Security

11                      Security with Regard to General Accident Insurance
                        Policy CLD 3624390

12                      Security with Regard to Prudential Insurance Policy
                        JR112754

13                      Security with Regard to Prudential Insurance Policy
                        JR112753

14                      Undertaking of Ontario Paint & Wallpaper Limited re:
                        assignment of proceeds of life insurance policy JR112754

15                      Priorities Agreement

16                      Corporate Certificate of Ontario Paint & Wallpaper
                        Limited

17                      Guarantee of 1010037 Ontario Inc. regarding the

                                                                  DOCUMENT INDEX
--------------------------------------------------------------------------------

                        indebtedness of Rosedale Wallcoverings and Fabric Inc.

18 Certified Copy of a Resolution of the Board of Directors of 1010037 Ontario Inc. authorizing the Guarantee of the indebtedness of Rosedale

19                      Subordination Agreement executed by 1010037 Ontario Inc.

20 Certified Copy of a Resolution of the Board of Directors of 1010037 Ontario Inc. authorizing the Subordination Agreement

21 Certified Copy of a Resolution of the Board of Directors of Ontario Paint & Wallpaper Limited authorizing the Subordination Agreement of 1010037 Ontario Inc.

22                      Corporate Certificate of 1010037 Ontario Inc.

23                      Guarantee of Rosedale Wallcovering and Fabric Inc.
                        regarding the indebtedness of Ontario Paint & Wallpaper Limited

24 Certified Copy of a Resolution of the Board of Directors of Rosedale Wallcoverings and Fabric Inc. authorizing the Guarantee of the indebtedness of Ontario Paint & Wallpaper Limited

25 Guarantee of Sidney Ackerman regarding the indebtedness of Ontario Paint & Wallpaper Limited

26                      Subordination Agreement Executed by Sidney Ackerman

27 Certified Copy of a Resolution of the Board of Directors of Ontario Paint & Wallpaper Limited authorizing the Subordination Agreement of Sidney Ackerman

28                      Statutory Declaration of Sidney Ackerman

29 Guarantee of Alan Fine regarding the indebtedness of Ontario Paint & Wallpaper Limited

30                      Subordination Agreement Executed by Alan Fine

31 Certified Copy of a Resolution of the Board of Directors of Ontario Paint & Wallpaper Limited authorizing the Subordination Agreement of Alan Fine

32                      Statutory Declaration of Alan Fine

33                      Acknowledgment of Alan Fine regarding Receipt of PPSA
                        Verification Statements

                                                                  DOCUMENT INDEX
--------------------------------------------------------------------------------

34 Acknowledgment of Sidney Ackerman regarding Receipt of PPSA Verification Statements

35 Acknowledgment of 1010037 Ontario Inc. regarding Receipt of PPSA Verification Statements

36 Acknowledgment of Ontario Paint & Wallpaper Limited regarding Receipt of PPSA Verification Statements

37                      Solvency Certificate of Rosedale Wallcoverings & Fabric
                        Inc.

38                      Direction re: funds

39                      Authorization to insert dates

40                      Legal Opinion of Torkin, Manes, Cohen & Arbus re:
                        National Bank loan to Ontario Paint & Wallpaper Limited

41                      Legal Opinion of Torkin, Manes, Cohen & Arbus re:
                        Guarantee of 1010037 Ontario Inc. of National Bank loan to Ontario Paint & Wallpaper Limited

42                      Legal Opinion of Torkin, Manes, Cohen & Arbus re:
                        Guarantee of Rosedale Wallcoverings & Fabrics Inc. regarding National Bank loan to Ontario Paint & Wallpaper Limited

[LETTERHEAD OF Torkin, Manes, Cohen & Arbus]

November 26, 1996


PERSONAL AND CONFIDENTIAL

Sidney Ackerman
Ontario Paint & Wallpaper Limited
731 Millway Avenue
Concord, Ontario
L4K 3S8

Dear Sir:

Re: National Bank Financing

Most of the matters in connection with the above-noted transaction have now been completed and we are pleased to be in a position to report to you in respect thereof.

I. OFFER TO FINANCE

Pursuant to the Offers to Finance dated August 8, 1996, the National Bank of Canada authorized the following credit facilities (the "National Bank Financing") to Ontario Paint & Wallpaper Limited ("Ontario Paint"), subject to the terms and conditions contained in the Offers to Finance:

o     $2,500,000.00 by way of a revolving demand operating loan;

o     $1,250,000.00 by way of a line of credit; and

o     $25,000.00 by way of a business Mastercard.

You should note that the interest rate for the Ontario Paint revolving demand operating loan is the Prime Rate plus .5% for the first $1,500,000.00 borrowed and Prime plus .75% for amounts borrowed over $1,500,000.00. For the Mastercard credit facility, the interest rate is determined by the standard rate charged by National Bank Business Mastercard. The $1,250,000.00 operating line of credit is at the Prime Rate of the National Bank plus 1%. The financing is payable on demand, which means that the Bank may demand repayment at any time, according to the Bank's discretion.

$2,500,000.00 and $1,250,000.00 are the maximum amounts available under the operating loan and the line of credit respectively. The actual amount that will be available to Ontario Paint at any one time is specified according to a formula set out in the Offer to Finance. This formula is based on the total of:

1.    75% of Ontario Paint's trade accounts receivable; and

2. 50% of finished goods inventory located in Canada capped at an overall maximum of $1,150,000.00 (increasing to $1,550,000.00 upon utilization of the line of credit).

LESS

3. all claims which rank in priority of the Bank's Security (i.e. deductions at source, GST, etc.).

Ontario Paint has further agreed to provide to the Bank a detailed financial report within 25 days of the end of each month. The required contents of these reports are set out in the Offer to Finance. Ontario Paint is also required to submit to the Bank its audited financial statements within 90 days of the end of its fiscal year.

Please note that this is just a summary of the Offer to Finance, and you should refer to the Offer itself for further details and qualifications relating to the financing.

II. SECURITY

Pursuant to the Offer to Finance, the following security was given by Ontario
Paint:

1. General Security Agreement ("GSA"):

As security for the financing, Ontario Paint executed a General Security Agreement in favour of the National Bank, which was registered in the Ontario Personal Property Security Act Register as File Nos. 824305914. Pursuant to the terms of this Agreement, Ontario Paint granted as collateral for the credit facilities its accounts receivable, goods (including, but not limited to equipment, inventory, furniture, fixtures, and machinery), contractual rights and interests in copyrights and patents, securities and commercial paper, and the proceeds therefrom. You should review the terms of the GSA carefully, and, in particular, you should note that any default under the GSA will entitle the National Bank to take possession of any of the property specifically referred to in the agreement. As well, you should be aware that the collateral under the GSA also includes goods and rights that Ontario Paint has not yet acquired, but will acquire in the future.

2.    Assignment of Book Debts ("Assignment"):

Ontario Paint executed an Assignments of Book Debts granting the National Bank the rights to any debts that are owed by any party to Ontario Paint for any reason, including the right to sue debtors and the right to pursue any legal actions that Ontario Paint may have against any party.

3. Bank Act Security:

In addition to the security set out above, Ontario Paint gave the National Bank a security interest under s. 427 of the Bank Act. The documents relating to this security are enclosed in the documents book included herewith at tabs 6, 7, 8 and 9. This security assigns to the National Bank goods, wares and merchandise belonging to Ontario Paint, including, but not limited to, paint, wallcoverings, borders, fabric, sample books, home decorating hardware, and accessories. Although this property would fall under the definition of "collateral" under the GSA, the Bank Act security was required by the Bank to protect the priority of the Bank's rights in the property of Ontario Paint if there is a conflict among creditors at a future date. In the event of a default under the Offers to Finance, the Bank will have the right to take possession of the property specified in the Bank Act Security in priority to other creditors, including other secured creditors.

4. Security With Respect to Insurance Policies:

In order to protect its position as a creditor in the event of the death or incapacity of Alan Fine or Sidney Ackerman, the National Bank required that it was to be designated as the beneficiary of the following insurance policies:

1. Policy Number JR112754 on the life of Sidney Ackerman issued by the Prudential Life Insurance Company (Canada); and

2. Policy Number JR112753 on the life of Alan Fine issued by the Prudential Life Insurance Company (Canada);

Also assigned to the National Bank were the sums payable under the above policies up to a maximum of $1,000,000.00 plus interest at the rate set therein.

The terms of these policies, including the amount and payment of premiums are otherwise unchanged. You should refer to the policies themselves for further details.

As part of the security respecting these insurance policies, Ontario Paint and Rosedale Wallcoverings & Fabrics Inc. ("Rosedale") executed undertakings in relation to Policy No. JR112754. According to the terms of this undertaking, Ontario Paint guarantees that a minimum of $2,000,000.00 of the death benefit under the Policy will be available at all times in respect of the obligations of Ontario Paint to the Bank, and that the Bank will unconditionally receive a death benefit of $1,000,000.00 on account of the assignment of Rosedale's interest as a beneficiary under the Policy and an additional $1,000,000.00 on account of the assignment of Ontario Paint's interest as a beneficiary under the Policy.

III. GUARANTEES

On closing, the following guarantees were provided by the various parties to the transaction.

1. Alan Fine and Sidney Ackerman each executed separate guarantees for the indebtedness of Ontario Paint for amounts not exceeding $250,000.00;

2. Rosedale guaranteed the Ontario Paint debt up to $500,000.00, and 1010037 Ontario Inc. issued a separate guarantee for $1,000,000.00 of this debt.

You should review the terms of the guarantees carefully, as personal liability for both yourself and Alan Fine will be incurred should Rosedale default on repayment of the National Bank credit facility. In the event that Rosedale does default on the repayment of the loan, the Bank may call upon either one or any combination of the guarantors to repay the outstanding balance owed up to the maximum amount of the guarantee.

3. Subordination Agreements:

Subordination agreements were signed by Alan Fine, Sidney Ackerman, and 1010037 Ontario Inc. respectively relating to the indebtedness of Ontario Paint. These agreements provide that payment of any debts presently due, or that become due in the future from Ontario Paint to these parties can only be made after any amounts due to the Bank at the time have been paid.

IV. PRIORITIES AGREEMENT

Prior to the closing of this transaction, Laurentian Bank of Canada ("Laurentian") held prior-existing security against the assets of both Rosedale and Ontario Paint. This security relates to two loans made by the North American Trust Company (now Laurentian Bank) in 1990 to both Rosedale and Ontario Paint, and a third loan made in 1995 to Rosedale only. These loans and the accompanying security were subsequently assigned to Laurentian. The Priorities Agreement, executed by Rosedale, Ontario Paint, National Bank and Laurentian, defines the priority of the respective rights of the National Bank and Laurentian to the assets of Ontario Paint.

According to the terms of these Agreements, the National Bank security will take priority over the Laurentian security in all respects with the exception of certain specified assets. Specifically, Laurentian will have priority over the National Bank to the proceeds of Life Insurance Policy No. JR112754 on the life of Sydney Ackerman issued by the Prudential of America Life Insurance Company (Canada) in favour of Ontario Paint.

V. CORPORATE RESOLUTIONS

The appropriate resolutions authorizing each of the transactions noted above were passed by the boards of directors of each of the corporate entities involved.

Specifically, the board of directors of 1010037 Ontario Inc. authorized that corporation to enter into the guarantee relating to the Ontario Paint financing, and authorizing the company to enter into the subordination agreement signed on its behalf.

With repsect to the credit facility established in favour of Rosedale by the National Bank, which is reported separately, Ontario Paint was authorized by its board of directors to sign the guarantee of the Rosedale debt. The subordination agreement were also authorized by a specific resolutions of Ontario Paint's board of directors.

VI. LEGAL OPINIONS

Torkin, Manes, Cohen & Arbus ("TMCA") provided its legal opinion to the National Bank and its solicitors in this transaction, Pallett Valo relating to the validity and enforceability of the loans to Ontario Paint. Briefly, the Ontario Paint opinion state that Ontario Paint is a validly subsisting Ontario corporation, that the company has the power to own and lease property in Ontario, that Ontario Paint has the power to borrow the money as contemplated by the Offer to Finance, and that Ontario Paint has the power and is authorized to enter into the security agreement required and to execute all of the various secondary documents necessitated by the transaction. The opinions do not certify that Ontario Paint owns the property charged under the GSA or assignment of book debts, nor has TMCA confirmed the rank or priority of any of the security instruments contained herein.

VII. OTHER CLOSING DOCUMENTS

In order to facilitate the closing of the transaction, several ancillary documents were signed. These documents include:

1. Authorization to insert the dates into certain specified documents;

2. Solvency certificate of Ontario Paint;

3. Acknowledgments signed by each debtor and guarantor to the effect that each debtor and guarantor has received a verification of the registration of the securities involved in this transaction in the Personal Property Security Register;

4. A direction re: funds signed by the duly authorized representative of Ontario Paint directing the National Bank to pay out of the proceeds of the loan the moneys owed by Ontario Paint to the Hong Kong Bank of Canada and the legal fees of Pallett Valo.

CONCLUSION

We are enclosing copies of the documents referred to herein and wish to point out that this reporting letter is merely a brief synopsis of some of the main features of the documents referred to. In the event that any questions arise, recourse should be made to the exact wording of the document in question.

If you have any questions, please do not hesitate to contact us.

It has been a pleasure acting for you in this transaction.

Yours very truly,

TORKIN, MANES, COHEN & ARBUS


/s/ Torkin, Manes, Cohen & Arbus

                     [LETTERHEAD OF NATIONAL BANK OF CANADA]


August 8, 1996

Ontario Paint & Wallpaper Limited
731 Millway Avenue
Concord, Ontario
L4K 3S8

ATTENTION: Mr. Sid Ackerman, President


Dear Sirs:

                                OFFER TO FINANCE

We are pleased to advise you that the National Bank of Canada has authorized the following credit facilities subject to the ensuing terms and conditions:

BORROWER:         Ontario Paint & Wallpaper Limited (the "Borrower")

LENDER:           National Bank of Canada (the "Bank").

AMOUNT:           A.    $2,750,000 Cdn. by way of an Operating Loan and/or
                        Letters of Credit on a revolving demand loan agreement.

                  B. $1,250,000 Cdn. by way of an Operating Line on a revolving demand loan agreement.

                  C.    $25,000 Cdn. by way of Business Mastercard.

PURPOSE:          A.    To finance day to day operations.

                  B. To assist with possible future acquisitions and/or new product launches.

                  C. To facilitate issuance of business cards to management personnel.

INTEREST RATE:    A.    On borrowings up to $1,500,000 - Prime Rate of National
                                                         Bank of Canada plus
                                                         0.50%.
                        On borrowings over $1,500,000 -  Prime Rate of National
                                                         Bank of Canada plus
                                                         0.75%.

                  B.    Prime Rate of National Bank of Canada plus 1.0%.

                  C.    Standard Business Mastercard rates.

STANDBY FEE:      A.    1/8 of 1% on the unused balance over the first
                        $1,500,000.

                  B.    1/5 of 1% on the unused amount of the entire facility.

REPAYMENT:        On demand.

                  A. & B. To revolve in multiples of $25,000.

                  C.    As stipulated in the cardholder agreement.

DEMAND NATURE OF
THE FACILITIES:   The Borrower and the Guarantors acknowledge and agree that notwithstanding anything contained herein to the contrary these facilities constitute Demand Loans and as such, are due and payable at any time at the sole discretion of the Bank.

MARGIN
AVAILABILITY:     Facility A and B:
                  Opening advances and Letters of Credit shall be limited to the lesser of $2,500,000 for Facility A and $1,250,000 Facility B or the aggregate of the following:

                  (a) 75% of good quality trade accounts receivable (Cdn. and U.S.) excluding contra accounts and intercompany accounts, doubtful accounts, and those aged 90 days and over; plus

                  (b) 50% of finished goods inventory located in Canada capped at an overall maximum of $1,150,000 (increasing to $1,550,000 upon utilization of Facility B); less

                  (c) all claims which rank prior to the Bank's security (i.e. deductions at source, GST, etc).

SECURITY:         All legal and other documentation to be in a form and content satisfactory to the Bank and its solicitors and is to be supported by all usual representations and opinions to confirm its enforceability. To include but not limited to:

                  1. Assignment of Life Insurance in the amount of $1,000,000 on the life of Alan Fine.

                  2 Assignment of Life Insurance in the amount of $1,000,000 on the life of Sidney Ackerman.

                  3. General Assignment of Book Debts and UCC filings registered in all applicable jurisdictions providing a first charge over amounts and other receivables.

                  4. Pledge of Inventory under Section 427 of the Bank Act and UCC filings providing a first charge over inventory.

                  5. Assignment of sufficient fire insurance to protect the Banks interest.

                  6. General Security Agreement providing a first floating charge over all assets of the Borrower.

                  7.    $250,000 Guarantee from Alan Fine.

                  8.    Subordination and Postponement of Claim from Alan Fine.

                  9.    $250,000 Guarantee from Sidney Ackerman.

                  10. Subordination and Postponement of Claim from Sidney Ackerman.

                  11. $500,000 Guarantee from Rosedale Wallcoverings and Fabrics Inc.

                  12.   $1,000,000 Guarantee from 1010037 Ontario Inc.

                  13. Subordination and Postponement of Claim from 1010037 Ontario Inc.

CONDITIONS
PRECEDENT:        The following information/documentation satisfactory to the
                  Bank is to be provided prior to the advance of funds:

                  1. Satisfactory report from the Bank's consultant with respect to a review of current assets and the internal financial reporting system. Consultant's cost is to the account of the Borrower, and is estimated at $250.00.

                  2. Completion of the Bank's environmental questionnaire evidencing satisfactory results.

                  3. Personal financial statements from each of Sid Ackerman and Alan Fine on the Bank's standard form. Evidence of all material assets is to be provided.

                  4.    A copy of the Laurentian Bank loan agreement re:
                        $5,000,000 loan to purchase life insurance policy.

                  5. All legal and security documents to be in a form and content satisfactory to the Bank and its solicitors and is to be supported by all usual representations and opinions to confirm its enforceability.

                  6.    Any other important information.

                  Facility B:

                  Prior to the Bank making the facility available to the Borrower the following must be received and reviewed to the satisfaction of the Bank.

                  1. Formal business plan specific to the proposed acquisition and/or new product launch.

                  2. Revised projections which take into account the proposed transaction.

                  3. Follow up visit by the Bank's internal consultant if deemed necessary by the Bank.

                  4. Perfection of all additional/amended security (if any) in the event of an acquisition.

                  5. Compliance of all existing terms and conditions and covenants to be evident including margin availability.

FINANCIAL
COVENANTS:        The Borrower agrees to the following covenants which shall be calculated as indicated below, maintained at all times and tested monthly except where otherwise indicated:

                  1. Current Ratio: The ratio of Current Assets to Current Liabilities will not be less than 1.25:1 at anytime. Current Assets shall exclude any intercompany advances not subject to right of set off, deferred costs, or any other assets of doubtful or intangible nature.

                  2. Debt to Equity Ratio: The ratio of Debt to Equity will not be more than 2.50:1 at any time prior to drawdown of Facility B after which time Debt to Equity will not be more than 2.75:1 at any time. Debt shall be defined as total liabilities less any loans postponed to the Bank, less deferred income taxes. Equity shall be defined as Share Capital plus Retained Earnings plus any Shareholders' loans postponed to the Bank, less any deferred expenditures, loans to officers, directors, or shareholders, or intercompany advances and any other assets of doubtful value.

                  3. Capital Expenditures: The Borrower agrees that annual capital expenditures shall not exceed Cash Flow from Operating Activities. Cash Flow from Operating Activities shall be defined as Income After Tax plus deferred taxes; depreciation and amortization; and any other non-cash expenses; less dividends and all debt principal payments.

REPORTING
CONDITIONS:       1.    Within 25 days of each month-end, the Borrower shall
                        provide the following information on Bank documents, signed by the appropriate authorized officer of the
                        Borrower:

                        (a) monthly accounts payable listing classified according to age;

                        (b) monthly accounts receivable listing classified according to age;

                        (c)   inventory declaration;

                        (d)   prior claims declaration;

                        (e) internally prepared income statement and balance sheet (to be provided quarterly unless the Borrower makes an acquisition, after which time the information will be provided monthly).

                  2. The Borrower agrees to submit to the Bank its annual audited financial statements within 90 days of the end of its fiscal year.

                  3. The Borrower agrees to submit to the Bank its annual budget including budgeted monthly balance sheet, income statement, and cashflow within 90 days of its fiscal year end.

                  4. Updated personal net worth statements from each of Alan Fine and Sidney Ackerman are to be provided annually.

OTHER CONDITIONS: 1.    The Borrower agrees to quarterly reviews of current
                        assets and internal financial reporting systems by the Bank.

                  2. All legal and registration fees incurred to prepare, execute and maintain legal documents will be assumed by the Borrower.

                  3. The cost of all appraisals and environmental reports requested by the Bank are the responsibility of the Borrower.

                  4. The ownership structure of the company shall not be altered without the Bank's prior written consent which shall not be unreasonably withheld.

                  5. The nature of the Borrower's business shall not be substantially changed without the Bank's prior written consent which shall not be unreasonably withheld.

                  6. If a major change judged unfavourable by the Bank occurs in the nature of the risk before the date the funds are advanced, the Bank can retain that advance and cancel this Offer to Finance.

FEES:             1.    Transaction fee of $5,000 of which:

                        (a)   $2,500 has been paid; and

                        (b) $2,500 is payable upon acceptance of this Offer to Finance. If the Borrower does not proceed with financing any fees paid to the Bank shall be retained.

                  2.    $150 monthly management fee.

ENVIRONMENTAL
MATTERS:          1.    The Borrower and the Guarantors represent and warrant
                        that the owner of the subject property has complied and is complying in all respects with all applicable laws relating to the environment, that no contaminants, pollutants or other hazardous substances (including, without limitation, asbestos, products containing urea formaldehyde or polychlorinated biphenyl or any radioactive substances) have been or are now stored or located at the subject property, that no order, approval, direction or other governmental or regulatory notice relating to the environment has been threatened against, is pending or has been issued with respect to the subject property or the operations of the business being conducted at the subject property, and that none of them is aware of any pending or threatened action, suit or proceedings relating to any actual or alleged environmental violation from or at the subject property.

                  2. The Borrower and Guarantors agree to comply with and respect any and all environmental laws and regulations.

                  3. The Borrower and Guarantors agree to indemnify the Bank for all decontamination costs or for damages incurred by the Bank or its agents as a result of such contamination.


ACKNOWLEDGEMENT
OF NON MERGER:    The terms and conditions contained in this Offer to Finance shall not merge upon the execution and delivery of the security documentation referred to herein but shall at all times remain in full force and effect.

CREDIT REPORTING: The Borrower and the Guarantors consent to the obtaining from any credit reporting agency or from any person such information as the Bank may require at any time, and consent to the disclosure at any time of the information concerning the Borrower and the Guarantor to any credit grantor with whom the Borrower and the Guarantor have financial relations or to any credit reporting agency.

REPRESENTATIONS AND
WARRANTIES:       The Borrower and the Guarantors represent and warrant that the information given in respect of applying for the credit facilities is correct and complete, and acknowledge that the Bank is relying on said representations and warranties.

ANNUAL REVIEW:    To be reviewed at least annually, and in any event not later than April 30, 1997.

OTHER: The Borrower agrees to keep the contents of this Letter strictly confidential.

If these conditions are acceptable to you, please indicate your acceptance thereof by signing and returning a copy of this letter to the Bank before August 15, 1996, after which time this offer is null and void.

Yours truly,


/s/ Steven Matheson                        /s/ J.A. Marshall

Steven L. Matheson                         J.A. Marshall
Senior Account Manager                     Regional Manager

ACCEPTANCE:

WE ACCEPT THE TERMS AND CONDITIONS OUTLINED HEREIN THIS 12TH DAY OF AUGUST, 1996

ONTARIO PAINT & WALLPAPER LIMITED ("Borrower")


Per: /s/ Sidney Ackerman
     ---------------------
Title: President


AS GUARANTORS:

/s/ Alan Fine
--------------------------
Alan Fine


/s/ Sidney Ackerman
--------------------------
Sidney Ackerman


ROSEDALE WALLCOVERINGS AND FABRIC, INC.


Per: /s/ Alan Fine
     ---------------------
Title: President


1010037 ONTARIO INC.

Per: /s/ Sidney Ackerman
     ---------------------
Title: President

[LOGO] NATIONAL BANK OF CANADA

                            ACKNOWLEDGEMENT OF DEBT
                            REVOLVING DEMAND CREDIT

In consideration of the National Bank of Canada (hereinafter called the "Bank") providing the undersigned (hereinafter called the "Customer") with a revolving demand loan facility (hereinafter called the "Loan Facility") in the aggregate principal amount not exceeding $2,500,000.00, TWO MILLION AND FIVE HUNDRED THOUSAND dollars (|X| CDN; |_| CDN or US equivalent; |_| US) the Customer agrees with the Bank as follows:

1. TERM OF CREDIT

      The Customer promises to pay to the Bank, on demand, all amounts outstanding under this Loan Facility including, without limitation, principal, interest, fees and accessories.

2. INTEREST RATE

|X|   2.1 Advances In CDN$

      Advances in CDN$ shall bear interest at the rates set out as follows until payment in full: (a) for advances below the aggregate amount of $1,500,000.00, at the Canadian Prime Rate of the Bank plus One-half of One per cent (0.50%); and (b) for advances above the aggregate amount of $1,500,000.00, at the Canadian Prime Rate of the Bank plus Three-quarters of One per cent (0.75%); in each case calculated daily and payable monthly, with a minimum charge of $10.00. At the date hereof the Canadian Prime Rate of the Bank is 5.00 per cent per annum.

|_|   2.2 Advances In US$

      Advances in US$ shall bear interest, until payment in full, at the US Base Rate of the Bank plus _______________________ per cent, calculated daily and payable monthly, with a minimum charge of $_____________________. At the date hereof the US Base Rate of the Bank is _______________ per cent per annum.

3. FINANCING CONDITIONS

      3.1 The Customer authorizes the Bank, but the Bank is not obliged, to debit from time to time his Account with the amount of interest accrued and unpaid by the Customer.

      3.2 Provided that the Bank has not demanded payment of any amount outstanding under this Loan Facility, or has not terminated this Agreement, the Customer may, at the Bank's discretion, borrow, repay and reborrow up to the amount available under this Loan Facility at any time and from time to time in the following manner:

            3.2.1 The Customer authorizes the Bank, daily or otherwise as and when determined by the Bank from time to time, to ascertain the position or net position (as the case may be) between the Customer and the Bank in respect to the deposit account or, if more than one, the deposit accounts maintained by the Customer with the Bank (herein called the "Account") and that

                  3.2.1.1 if such position or net position is a credit in favour of the Customer, the Bank may apply the amount of such credit or any part thereof, rounded to the nearest $25,000.00 as a repayment of the Loan Facility, and the Bank will debit the Account with the amount of such repayment; and

                  3.2.1.2 if such position or net position is a debit in favour of the Bank, the Bank will make an advance under the Loan Facility of such amount, rounded to the nearest $25,000.00 as is required to place the Account in such credit or net credit position as has been agreed between the Customer and the Bank from time to time, and the Bank may increase the unpaid balance owing under the Loan Facility, and credit the Account with the amount of such advance;

            provided that at no time shall the balance owing exceed the amount of the Loan Facility.

      3.3 The Customer agrees to maintain an average monthly minimum credit balance in the Account, which may include compensating balances to cover service charges, reserves and debit float. Such balance shall be the amount agreed to in writing between the Customer and the Bank from time to time.

      3.4 The Bank shall maintain on the books of its unit of account, accounts and records evidencing the outstanding principal amount of the loan of the Bank to the Customer under this Loan Facility together with any interest in respect thereof. The Bank shall maintain a record or computerized data of the amount of the balance, each advance, and each payment of principal and interest on account of the loan. The Bank's accounts and records constitute in the absence of manifest error prima facie evidence of the indebtedness of the Customer to the Bank under this Loan Facility.

4. CONSOLIDATION

      4.1 The Customer acknowledges that the outstanding principal balance owing to the Bank under existing credit facilities which will be replaced by this Loan Facility is $______________________ (figures), ___________________________ (words) dollars, as at the close of business on _____________________________ 19__. The initial outstanding principal balance under this Loan Facility will be adjusted to reflect transactions under the existing credit facility occurring between __________________________________ 19___ and the date of execution of this agreement. The Customer acknowledges and declares that the security previously granted to the Bank by the Customer remains in full force and effect, the Bank hereby reserving all of its right, title and interest to and in the rights, hypothecs and privileges granted to the Bank under the terms of the said security.

Both dates
must be
the same

[SEAL]

5. SECTION 427 OF THE BANK ACT

      5.1 This Agreement is given pursuant to the application for credit and promise to give security made by the undersigned to the Bank and dated the 1Oth day of October, 1996, and any supplemental application for credit and promise to give security. The Customer promises to give the Bank from time to time warehouse receipts and/or bills of lading covering the property described in such application(s) for credit and promise(s) to give security or any part thereof which is now or may hereafter be covered by warehouse receipts or bills of lading, as security for this Loan Facility. No such security shall be merged in any subsequent security or be taken to be substituted for any security previously acquired. This section applies only to loans granted under the provisions of the Bank Act.

6. INTERPRETATION

      6.1   Definitions

            For the purposes hereof, the following words and phrases shall have the following meaning:

            "Canadian Dollars" "CDN$": means lawful money of Canada.

            "Canadian Prime Rate": means the annual variable rate of interest announced from time to time by the Bank and used to determine the interest rates on Canadian dollar commercial loans granted by the Bank in Canada.

            "Debt", "Indebtedness" or "total indebtedness": means the aggregate amount of principal, interest and accessories due by the Customer hereunder.

            "Floating Rate": means the interest rate applicable to floating rate advances made hereunder in Canadian or U.S. dollars, as the case may be.

            "U.S. Base Rate": means the annual variable rate of interest announced from time to time by the Bank and used to determine the interest rates on U.S. dollar commercial loans granted by the Bank in Canada.

            "U.S. Dollars" "US$": means lawful money of the United States of America.

      6.2   Conversion to U.S. or Canadian dollars

            Each time an amount in Canadian dollars must be converted or expressed in U.S. dollars, or the equivalent in U.S. dollars (or inversely) must be determined, such calculation shall be made, on the appropriate date, in accordance with the cash purchase rate of the Bank at about 10:30 a.m.

      6.3   Other Agreements

            The Customer acknowledges that the terms of this agreement are in addition to and not in substitution for any terms and conditions of any other agreements between the Customer and the Bank.

7. GENERAL TERMS AND CONDITIONS OF REPAYMENT

      7.1   Currency and place of payment

            All amounts due by the Customer under the terms hereof shall be paid by the Customer to the Bank in Canadian dollars in the case of a financing granted in Canadian dollars, or in U.S. dollars in the case of a financing granted in U.S. dollars.

            Should the amount of principal of the debt owing to the Bank exceed the credit limit effectively granted hereunder, the Customer shall reimburse the Bank, on demand, an amount equal to such excess amount.

      7.2 Judgment rendered in a currency other than the currency in which the financing granted was due

            Should a judgment be obtained against the Customer for an amount owed by it, in a currency other than the one in which the said amount was owing hereunder, the Customer shall pay the Bank, as applicable, on the judgment payment date, such additional amount as is equal to the excess of the amount that was due hereunder and converted into the other currency, on the judgment payment date, with respect to the judgment amount. The exchange rate applicable for the purposes of obtaining the judgment and for calculating said conversion shall be the rate at which the Bank is able, on the appropriate date, in Montreal to sell the currency applicable to this agreement to purchase the other currency.

            Any additional amount owing under this clause shall be due as a separate debt from that which gave rise to the judgment, which judgment shall not constitute res judicata.

8. LANGUAGE

(For Quebec only)

      The Customer has expressly requested that this document be drawn up and executed in the English language.

      Le client a expressement demande que ce document soit redige et signe en langue anglaise.


EXECUTED AT Mississauga THIS 30th DAY OF October 1996

NATIONAL BANK OF CANADA                 ONTARIO PAINT & WALLPAPER LIMITED

Per: /s/ Steven Matheson                Per: /s/ Sidney Ackerman c/s
     -------------------------               -------------------------
SIGNATURE (Bank)                             SIGNATURE (Customer)

                                             SIDNEY ACKERMAN - President


                                        Per: /s/ Alan Fine
                                             -------------------------
                                             SIGNATURE (Customer)

                                             ALAN FINE - Secretary

[LOGO] NATIONAL BANK OF CANADA

                            ACKNOWLEDGEMENT OF DEBT
                            REVOLVING DEMAND CREDIT

In consideration of the National Bank of Canada (hereinafter called the "Bank") providing the undersigned (hereinafter called the "Customer") with a revolving demand loan facility (hereinafter called the "Loan Facility") in the aggregate principal amount not exceeding $1,250,000.00, ONE MILLION AND TWO HUNDRED
AND FIFTY THOUSAND dollars (|X| CDN; |_| CDN or US equivalent; |_| US) the Customer agrees with the Bank as follows:

1. TERM OF CREDIT

      The Customer promises to pay to the Bank, on demand, all amounts outstanding under this Loan Facility including, without limitation, principal, interest, fees and accessories.

2. INTEREST RATE

|X|   2.1 Advances In CDN$

      Advances in CDN$ shall bear interest, until payment in full, at the Canadian Prime Rate of the Bank plus One (1.00%) per cent, calculated daily and payable monthly, with a minimum charge of $10.00. At the date hereof the Canadian Prime Rate of the Bank is 5.00 per cent per annum.

|_|   2.2 Advances In US$

      Advances in US$ shall bear interest, until payment in full, at the US Base Rate of the Bank plus _______________________ per cent, calculated daily and payable monthly, with a minimum charge of $_________________________. At the date hereof the US Base Rate of the Bank is _______________ per cent per annum.

3. FINANCING CONDITIONS

      3.1 The Customer authorizes the Bank, but the Bank is not obliged, to debit from time to time his Account with the amount of interest accrued and unpaid by the Customer.

      3.2 Provided that the Bank has not demanded payment of any amount outstanding under this Loan Facility, or has not terminated this Agreement, the Customer may, at the Bank's discretion, borrow, repay and reborrow up to the amount available under this Loan Facility at any time and from time to time in the following manner:

            3.2.1 The Customer authorizes the Bank, daily or otherwise as and when determined by the Bank from time to time, to ascertain the position or net position (as the case may be) between the Customer and the Bank in respect to the deposit account or, if more than one, the deposit accounts maintained by the Customer with the Bank (herein called the "Account") and that

                  3.2.1.1 if such position or net position is a credit in favour of the Customer, the Bank may apply the amount of such credit or any part thereof, rounded to the nearest $25,000.00 as a repayment of the Loan Facility, and the Bank will debit the Account with the amount of such repayment; and

                  3.2.1.2 if such position or net position is a debit in favour of the Bank, the Bank will make an advance under the Loan Facility of such amount, rounded to the nearest $25,000.00 as is required to place the Account in such credit or net credit position as has been agreed between the Customer and the Bank from time to time, and the Bank may increase the unpaid balance owing under the Loan Facility, and credit the Account with the amount of such advance;

            provided that at no time shall the balance owing exceed the amount of the Loan Facility.

      3.3 The Customer agrees to maintain an average monthly minimum credit balance in the Account, which may include compensating balances to cover service charges, reserves and debit float. Such balance shall be the amount agreed to in writing between the Customer and the Bank from time to time.

      3.4 The Bank shall maintain on the books of its unit of account, accounts and records evidencing the outstanding principal amount of the loan of the Bank to the Customer under this Loan Facility together with any interest in respect thereof. The Bank shall maintain a record or computerized data of the amount of the balance, each advance, and each payment of principal and interest on account of the loan. The Bank's accounts and records constitute in the absence of manifest error prima facie evidence of the indebtedness of the Customer to the Bank under this Loan Facility.

4. CONSOLIDATION

      4.1 The Customer acknowledges that the outstanding principal balance owing to the Bank under existing credit facilities which will be replaced by this Loan Facility is $______________________ (figures), ____________________________ (words) dollars, as at the close of business on _____________________________ 19__. The initial outstanding principal balance under this Loan Facility will be adjusted to reflect transactions under the existing credit facility occurring between __________________________________ 19___ and the date of execution of this agreement. The Customer acknowledges and declares that the security previously granted to the Bank by the Customer remains in full force and effect, the Bank hereby reserving all of its right, title and interest to and in the rights, hypothecs and privileges granted to the Bank under the terms of the said security.

Both dates
must be
the same

[SEAL]

5. SECTION 427 OF THE BANK ACT

      5.1 This Agreement is given pursuant to the application for credit and promise to give security made by the undersigned to the Bank and dated the 1Oth day of October, 1996, and any supplemental application for credit and promise to give security. The Customer promises to give the Bank from time to time warehouse receipts and/or bills of lading covering the property described in such application(s) for credit and promise(s) to give security or any part thereof which is now or may hereafter be covered by warehouse receipts or bills of lading, as security for this Loan Facility. No such security shall be merged in any subsequent security or be taken to be substituted for any security previously acquired. This section applies only to loans granted under the provisions of the Bank Act.

6. INTERPRETATION

      6.1   Definitions

            For the purposes hereof, the following words and phrases shall have the following meaning:

            "Canadian Dollars" "CDN$": means lawful money of Canada.

            "Canadian Prime Rate": means the annual variable rate of interest announced from time to time by the Bank and used to determine the interest rates on Canadian dollar commercial loans granted by the Bank in Canada.

            "Debt", "Indebtedness" or "total indebtedness": means the aggregate amount of principal, interest and accessories due by the Customer hereunder.

            "Floating Rate": means the interest rate applicable to floating rate advances made hereunder in Canadian or U.S. dollars, as the case may be.

            "U.S. Base Rate": means the annual variable rate of interest announced from time to time by the Bank and used to determine the interest rates on U.S. dollar commercial loans granted by the Bank in Canada.

            "U.S. Dollars" "US$": means lawful money of the United States of America.

      6.2   Conversion to U.S. or Canadian dollars

            Each time an amount in Canadian dollars must be converted or expressed in U.S. dollars, or the equivalent in U.S. dollars (or inversely) must be determined, such calculation shall be made, on the appropriate date, in accordance with the cash purchase rate of the Bank at about 10:30 a.m.

      6.3   Other Agreements

            The Customer acknowledges that the terms of this agreement are in addition to and not in substitution for any terms and conditions of any other agreements between the Customer and the Bank.

7. GENERAL TERMS AND CONDITIONS OF REPAYMENT

      7.1   Currency and place of payment

            All amounts due by the Customer under the terms hereof shall be paid by the Customer to the Bank in Canadian dollars in the case of a financing granted in Canadian dollars, or in U.S. dollars in the case of a financing granted in U.S. dollars.

            Should the amount of principal of the debt owing to the Bank exceed the credit limit effectively granted hereunder, the Customer shall reimburse the Bank, on demand, an amount equal to such excess amount.

      7.2 Judgment rendered in a currency other than the currency in which the financing granted was due

            Should a judgment be obtained against the Customer for an amount owed by it, in a currency other than the one in which the said amount was owing hereunder, the Customer shall pay the Bank, as applicable, on the judgment payment date, such additional amount as is equal to the excess of the amount that was due hereunder and converted into the other currency, on the judgment payment date, with respect to the judgment amount. The exchange rate applicable for the purposes of obtaining the judgment and for calculating said conversion shall be the rate at which the Bank is able, on the appropriate date, in Montreal to sell the currency applicable to this agreement to purchase the other currency.

            Any additional amount owing under this clause shall be due as a separate debt from that which gave rise to the judgment, which judgment shall not constitute res judicata.

8. LANGUAGE

(For Quebec only)

      The Customer has expressly requested that this document be drawn up and executed in the English language.

      Le client a expressement demande que ce document soit redige et signe en langue anglaise.


EXECUTED AT Mississauga THIS 30th DAY OF October 1996

NATIONAL BANK OF CANADA                 ONTARIO PAINT & WALLPAPER LIMITED

Per: /s/ Steven Matheson                Per: /s/ Sidney Ackerman c/s
     -------------------------               -------------------------
SIGNATURE (Bank)                             SIGNATURE (Customer)

                                             SIDNEY ACKERMAN - President


                                        Per: /s/ Alan Fine
                                             -------------------------
                                             SIGNATURE (Customer)

                                             ALAN FINE - Secretary

                           GENERAL SECURITY AGREEMENT

TO:         [LOGO]  NATIONAL BANK OF CANADA

            350 Burnhamthorpe Road West, Mississauga, Ont. L5B 3J1 hereinafter
            ------------------------------------------------------
                                    (BRANCH ADDRESS)

called the "BANK",

GRANTED BY: ONTARIO PAINT & WALLPAPER LIMITED
            --------------------------------------------------------------------
                                   (FULL NAME)

            731 Millway Avenue, Concord, Ontario, L4K 3S8 hereinafter called the
            ---------------------------------------------
                                    (ADDRESS)
"DEBTOR".

1. GRANT OF SECURITY INTEREST

            As a general and continuing security for the payment of all obligations, indebtedness and liabilities of the Debtor to the Bank whether incurred prior to, at the time of or subsequent to the execution hereof, including extensions or renewals, and all other present and future liabilities of the Debtor to the Bank, direct or indirect, wheresoever and howsoever incurred and any ultimate unpaid balance thereof, including, without restricting the generality of the foregoing, advances to the Debtor under fixed or revolving credits established from time to time; letters of credit, whether or not drawn upon, issued by the Bank with respect to the Debtor; and the obligation and liability of the Debtor under any contract of guarantee now or hereafter in existence whereby the Debtor guarantees payment of the debts, liabilities and obligations of a third party to the Bank; (herein called "Obligations") the Debtor hereby grants to the Bank a continuing security interest in, and mortgages, charges and assigns to the Bank as and by way of a fixed and specific mortgage and charge, all of the Debtor's present and after-acquired property, assets, and undertaking described in paragraph 2 hereof (hereinafter collectively called the "Collateral").

2. DESCRIPTION OF COLLATERAL

      (a)   Accounts Receivable or Accounts

            All debts, Accounts, claims, moneys and choses in action which now are or which may at any time hereafter be due or owing to or owned by the Debtor and also all securities, mortgages, bills, notes and other documents now held or owned or which may be hereafter taken, held or owned by or on behalf of the Debtor in respect of the said debts, Accounts, claims, moneys and choses in action, or any part thereof, and also all books, documents and papers recording, evidencing or relating to the said debts, Accounts, claims, moneys and choses in action, or any part thereof. All of which are hereinafter called "Accounts Receivable" or "Accounts".

      (b)   Goods

            All Goods (including all parts, accessories, attachments, additions and accessions thereto) now owned or hereafter owned or acquired by the Debtor including, without limitation, all equipment, inventory, machinery, tools, apparatus, plant, furniture, fixtures, and Serial Numbered Goods now owned or hereafter acquired by the Debtor. All of which are hereinafter called "Goods".

      (c)   Intangibles

            All Intangibles now owned or hereafter acquired by the Debtor and which are not included in sub-paragraph (a) above, including, without limitation, all contractual rights, goodwill, patents, trade marks, trade names, copyrights, permits and quotas, and other industrial property now owned or hereafter acquired by the Debtor and the undertaking of the Debtor. All of which are hereinafter called "Intangibles".

      (d)   Other Personal Property

            All Securities (including without limitation shares, stocks, warrants, bonds and debentures), Instruments (including without limitation cheques, notes, bills of exchange, letters of credit and advices of credit), Chattel Paper (including without limitation Chattel mortgages, conditional sale contracts, lease-option agreements and leases), Documents of Title (including without limitation warehouse receipts and bills of lading) and Money now owned or hereafter acquired by the Debtor. All of which are hereinafter respectively called "Securities", "Instruments", "Chattel Paper", "Documents of Title" and "Money".

      (e)   Leaseholds, Real and Immovable Property

            All real and immovable property, both freehold and leasehold, and any interests therein, now owned or hereafter acquired by the Debtor, together with all buildings, erections, improvements and fixtures situate thereupon or used in connection therewith and including the property set forth and described in Schedule "A" which forms part hereof, including any lease, verbal or written or any agreement therefor, provided, however, the last day of any term of any such lease, verbal or written, or any agreement therefor, is excepted out of the property charged by this security agreement, but the Debtor shall stand possessed of any such reversion upon trust to assign and dispose thereof as the Bank may direct.

      (f)   Proceeds

            All property in any form derived directly or indirectly from any dealing with the aforementioned undertaking and property of the Debtor or proceeds, including property that indemnities or compensates for property destroyed or damaged. All of which property is hereinafter called "Proceeds".

            Unless otherwise limited herein, the terms "Goods", "Accounts", "Chattel Paper", "Documents of Title", "Instruments", "Money", "Securities", "Proceeds" and "Accession" whenever used herein shall be interpreted pursuant to their respective meanings when used in the Personal Property Security Act of the province referred to in paragraph 24, as amended or replaced from time to time, which Act including amendments thereto and any Act substituted therefor and amendments thereto is herein referred to as the "PPSA". Any reference herein to "Collateral" shall, unless the context otherwise requires, be deemed a reference to "Collateral any part thereof", PROVIDED THAT the Collateral will not include any "Consumer Goods" of the Debtor as that term is defined in the PPSA. "Serial Numbered Goods" means motor vehicles, trailers, mobile homes, aircraft, boats and outboard motors.

Time of Attachment - The Debtor acknowledges that value has been given and that the parties have not agreed to postpone the time for attachment of the mortgages, charges, assignments and security interests provided for in this security agreement.

3. SECURITIES

            If the Collateral at any time includes Securities, the Debtor authorizes the Bank to transfer the same or any part thereof into its own name or that of its nominee(s) so that the Bank or its nominee(s) may appear of record as the sole owner thereof; provided that, until default, the Bank shall deliver promptly to the Debtor all notices or other communications received by it or its nominee(s) as such registered owner and, upon demand and receipt of payment of any necessary expenses thereof, shall issue to the Debtor or its order a proxy to vote and take all action with respect to such Securities. After default, the Debtor waives all rights to receive any notices or communications received by the Bank or its nominee(s) as such registered owner and agrees that no proxy issued by the Bank to the Debtor or its order as aforesaid shall thereafter be effective.

4. SERIAL NUMBERED GOODS

            The Debtor confirms and warrants that all Serial Numbered Goods owned by the Debtor and used as equipment are fully and accurately described in Schedule "A", and the Debtor covenants to advise the Bank promptly, in writing, of the acquisition by the Debtor of any further Serial Numbered Goods that are not inventory or the commencement by the Debtor to use any Serial Numbered Goods in its inventory for non-inventory purposes and to provide the Bank with full and complete descriptions of such Serial Numbered Goods, setting forth each make, model, year of manufacture and serial number.

5. GENERAL WARRANTIES AND COVENANTS OF THE DEBTOR

            The Debtor hereby warrants and covenants with the Bank that it:

      (a) owns the Collateral free of all security interests or other encumbrances except for the permitted encumbrances described in paragraph 30 hereof or hereafter approved in writing by the Bank prior to their creation or assumption and that none of the Goods which are subject to the security interest hereof have been affixed to real property or to other Goods except as has been disclosed to the Bank in writing;

      (b) shall pay all costs and expenses (including legal fees on a solicitor and his own client basis) of the Bank incurred with respect to the preparation, execution and filing of or in respect of this security agreement and the taking, recovering or possessing of the Collateral and in any other proceedings taken for the purpose of enforcing the remedies provided herein, or otherwise in relation to the Collateral, including the Bank's costs of complying with any provision of the PPSA or by reason of non-payment of the Obligations hereby secured;

      (c) shall keep the Collateral in good order, condition and repair, and shall not use the Collateral in violation of the provisions of this security agreement and shall prevent the Collateral from being or becoming affixed to real property without the prior written consent of the Bank;

      (d) shall pay all rents, taxes, rates, levies, assessments and other charges of every nature which may be lawfully levied, assessed or imposed against or in respect of the Debtor or Collateral as and when the same shall become due and payable;

      (e)   shall notify the Bank promptly of:

            (i) any change in the information contained herein or in the Schedule hereto relating to Debtor, Debtor's business or Collateral;

            (ii)  the details of any significant acquisition of Collateral;

            (iii) the details of any claims or litigation affecting the Debtor or Collateral;

            (iv)  any loss of or damage to Collateral;

            (v) any default by any Account Debtor (as defined in the PPSA) in payment or other performance of his obligations with respect to the Collateral; and

            (vi)  the return to or repossession by Debtor of Collateral;

      (f) shall observe and perform all its obligations under all leases, licenses and other agreements to which it is a party in order to preserve and protect the Collateral and shall comply with all of its other covenants and agreements with the Bank (e.g. those set forth in a commitment letter);

      (g) shall permit a representative of the Bank at any time to inspect its plant, machinery, equipment, inventory, stock-in-trade and operations and for that purpose to enter the Debtor's premises and any other location where the Collateral may be situated and shall pay the expenses of the Bank incurred thereby including, without limitation, the reasonable remuneration and expenses of any person engaged by the Bank for such purpose;

      (h) shall keep proper books of account and records covering all its business and affairs on a current basis; shall permit a representative of the Bank at any time to inspect the Debtor's books of account, records and documents, to make copies and summaries thereof and to make enquiries and tests for the purpose of verification thereof, and shall pay the expenses of the Bank incurred thereby including, without limitation, the reasonable remuneration and expenses of any person engaged by the Bank for such purposes; and

      (i)   shall deliver to the Bank from time to time promptly upon request:

            (i) any Documents of Title, Instruments, Securities and Chattel Paper constituting, representing or relating to Collateral;

            (ii) all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to Collateral for the purpose of inspecting, auditing or copying the same;

            (iii) all financial statements prepared by or for Debtor regarding
                  Debtor's business;

            (iv) all policies and certificates of insurance relating to Collateral; and

            (v) such information concerning Collateral, the Debtor, and Debtor's business and affairs as the Bank may reasonably request.

6. CONTINUING SECURITY

            This security agreement and the security afforded hereby is in addition to and not in substitution for any other security now or hereafter held by the Bank, and is intended to be a continuing security agreement and shall remain in full force and effect until the Manager or Acting Manager from time to time of the abovementioned branch of the Bank shall actually receive written notice of its discontinuance, and, notwithstanding such notice, shall remain in full force and effect thereafter until all Obligations contracted for or created before the receipt of such notice by the Bank, and any extensions or renewals thereof (whether made before or after receipt of such notice) together with interest accruing thereon after such notice, shall be paid and satisfied in full. It is contemplated that balances owing from time to time by the Debtor may be reduced or paid in full and that further advances may be made to the Debtor on the basis of this security agreement.

7. RESTRICTIONS ON SALE OR DISPOSAL OF COLLATERAL

      (a) Except as hereinafter provided, the Debtor shall not, without the written consent of the Bank:

            (i) sell, lease or otherwise dispose of the Collateral or any part thereof;

            (ii) release, surrender or abandon possession of the Collateral or any part thereof; or

            (iii) move or transfer the Collateral or any part thereof from its present location.

      (b) Until the Debtor receives notice from the Bank to the contrary, the Debtor may:

            (i) dispose of Inventory and collect Accounts by any method of disposition or collection that is in the ordinary course of the Debtor's business and for the purpose of carrying on the same; and

            (ii) at any time, apply for the prior written consent of the Bank, before selling or otherwise disposing of such part of its equipment which is not necessary to or useful in connection with its business and undertaking or which has become worn out or damaged or otherwise unsuitable for its purposes PROVIDED THAT the Bank shall have an unfettered discretion in approving or disapproving of such applications and, as a matter of principle, will not approve of any application unless the Debtor substitutes for the equipment being disposed of, and subjects to the charge of this security agreement, free from liens or charges, equipment of at least equal value so that the security of the Bank hereunder shall not thereby be in any way reduced or impaired. The Debtor shall provide the Bank from time to time with such further assurances and written evidence of the extension of the charges of this security agreement to all such substitute equipment as the Bank may reasonably require.

      (c) The Bank may, at its discretion, at any time release from the charge contained herein any part or parts of the Collateral, or any other security or surety for the Obligations either with or without sufficient consideration therefor, without responsibility therefor, and without thereby releasing any other part of the Collateral or any person from this security agreement or from any of the covenants herein contained. Every part of the Collateral into which the Collateral is or may hereafter be divided does and shall stand charged with payment of the Obligations and no person shall have the right to require the Obligations to be apportioned. The Bank shall not be accountable to the Debtor for the value of any property or security released except for any moneys actually received by the Bank.

8. NEGATIVE COVENANTS

            The Debtor shall not, without the prior written consent of the Bank:

      (a) create, permit, assume, have outstanding or suffer to exist, any security interest in or any charge or encumbrance on the Collateral, or any part thereof, ranking or purporting to rank prior to or pari passu with the security interest created by this security agreement, other than permitted encumbrances as described in paragraph 30 hereof, and Purchase-Money Security Interests permitted under paragraph 8(d);

      (b) permit any subsidiary to mortgage, charge or otherwise encumber any of its property or assets or issue any bonds, debentures, shares or other securities except to the Debtor or the Bank;

      (c) issue any trust deeds or similar instruments which would permit the Debtor to file for protection under the Companies' Creditors Arrangement Act;

      (d) create any Purchase-Money Security Interest ("PMSI") in favour of any person; provided however, that the Debtor may create a PMSI in favour of any vendor of equipment, up to 75% of the purchase price; nor

      (e) amend or terminate, or accept any prepayment in respect of, any Account, Intangible, Instrument or Chattel Paper except in good faith in the ordinary course of business,

9. FAILURE TO PERFORM COVENANTS

            If the Debtor shall fail to perform any covenant on its part herein contained, the Bank may, in its absolute discretion, but without being bound to do so, perform any such covenant capable of being performed by it. If any such covenant requires the payment of money or if the Collateral shall become subject to any lien or charge ranking in whole or in part in priority to the charge created by this security agreement, the Bank may make such payment or pay or discharge the said lien or charge, it shall be under no obligation to do so. All sums so paid by the Bank shall immediately be payable by the Debtor to the Bank, shall bear interest at the highest rate borne by any of the Obligations until paid, and shall be secured by this security agreement. No such performance or payment shall relieve the Debtor from any default under this security agreement or any consequences of such default.

10. INSURANCE

      (a) The Debtor shall insure and keep insured the Collateral against loss or damage by fire and such other risks, as the Bank may reasonably require, in the amount of not less than the full insurable value of the Collateral in lawful money of Canada with insurance companies authorized to do business in Canada.

      (b) The Debtor shall insure itself against public liability for a reasonable amount considering the nature of the business carried on by the Debtor.

      (c) The loss under all policies of insurance, other than public liability, shall be payable to the Bank and the Debtor shall arrange to have the entitlement of the Bank to the loss payable recorded on each policy of insurance. In any event, the production of this security agreement shall be sufficient authority for, and the insurer is hereby directed thereupon, to pay the loss to the Bank. All policies of insurance, including renewals, shall be lodged with the Bank and the Debtor shall pay all premiums as the same become payable in respect of such insurance.

      (d) In the event of loss, the Bank, at its option, may apply the insurance proceeds against the balance owing by the Debtor, release the said proceeds to the Debtor, or arrange for the said proceeds, or any part thereof, to be used to repair, replace or rebuild the damaged property, or any combination of such applications. Where the insurance proceeds are released to the Debtor, or used for the purpose of repairing, replacing, or rebuilding the damaged property, the receipt of the insurance proceeds shall not operate as payment or novation or in any way affect the security herein or any other security for the Obligations.

11. EVENTS OF DEFAULT

            The happening of any of the following events or conditions shall constitute default hereunder and thereupon the security hereby constituted shall become enforceable:

      (a) The non-payment when due, whether by acceleration or otherwise, of any principal or interest forming part of the Obligations or the failure of the Debtor to perform any term, condition, obligation, or covenant in favour of the Bank, whether or not contained herein, including default in making any payment referred to herein, or if any of the warranties contained herein are, or shall become, materially untrue;

      (b) The Debtor, if an individual, dies or is declared incompetent by a Court of competent jurisdiction or the Debtor, if a partnership, is dissolved or wound up, or the Debtor, if a corporation, enters into any reconstruction, reorganization, amalgamation, merger or any other similar arrangement;

      (c) If any order shall be made or a resolution passed for the winding-up of the Debtor (if the Debtor is a corporation), or if a petition shall be filed under the Bankruptcy and Insolvency Act by or against the Debtor or an authorized assignment made by it or a receiver or agent appointed under the Bankruptcy and Insolvency Act or by or on behalf of a secured creditor of the Debtor or an application made under the Companies' Creditors Arrangement Act (if the Debtor is a corporation) or any other relief is sought under any similar legislation in any jurisdiction or a proposal is made by the Debtor to its creditors under the Bankruptcy and Insolvency Act or the Debtor files a Notice of Intention to file such a proposal;

      (d) The institution by or against the Debtor of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of the Debtor;

      (e) If an encumbrancer, whether permitted or otherwise, shall take possession of any part of the Collateral, or if any process of a Court, execution, or distress becomes enforceable or is enforced against any of the Collateral;

      (f) If the Debtor ceases or threatens to cease to carry on business, makes or agrees to make a bulk sale of assets without complying with applicable law or commits an act of bankruptcy, or otherwise acknowledges its insolvency;

      (g) If any execution, sequestration, extent or other process of any court become enforceable against the Debtor or if a distress or analogous process is levied upon the Collateral or any part thereof;

      (h) If any certificate, statement, representation, warranty or audit report heretofore or hereafter furnished by or on behalf of the Debtor pursuant to or in connection with this security agreement, or otherwise (including, without limitation, the representations and warranties contained herein) or as an inducement to the Bank to extend any credit to or to enter into this or any other agreement with the Debtor, proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified, or proves to have omitted any substantial contingent or unliquidated liability or claim against the Debtor; or if upon the date of execution of this security agreement, there shall have been any material adverse change in any of the facts disclosed by any such certificate, representation, statement, warranty or audit report, which change shall not have been disclosed to the Bank at or prior to the time of such execution;

      (i) If the Bank in good faith believes, and has commercially reasonable grounds for believing, that the prospect of payment or performance of the Obligations is or is about to be impaired or that the Collateral is or is about to be placed in jeopardy;

      (j) If the Debtor or any guarantor or affiliate defaults under any agreement with respect to any indebtedness or other obligation to any person other than the Bank if such default has resulted in, or may result, with notice or lapse of time or both, in the acceleration of any such indebtedness or obligation or the right of such person to realize upon any Collateral; or

      (k) If any of the property of the Debtor, or any guarantor, is seized by or on behalf of a creditor pursuant to security or otherwise.

12. REMEDIES UPON DEFAULT

            At any time after the happening of any default, the Bank may declare any or all of the Obligations not payable on demand to become immediately due and payable and the security hereby constituted will immediately become enforceable. To enforce and realize on the security hereby constituted, the Bank may exercise any one or more of the following rights and powers:

      (a) to enter upon any premises of the Debtor and to take possession of all or any part of the Collateral with power to exclude the Debtor, its agents and servants therefrom;

      (b) to preserve and maintain the Collateral and make such replacements thereof and additions thereto as it shall deem advisable;

      (c) to enjoy and exercise all powers necessary to the performance of all functions provided for in this security agreement, including, without limitation, the power to purchase on credit, the power to borrow in the Debtor's name or in its own name and to advance its own money to the Debtor at such rates of interest as it may deem reasonable;

      (d) to sell, lease or otherwise dispose of all or any part of the Collateral whether by public or private sale or lease or otherwise in such manner and on such terms (including as to deferred payment) as to it may seem commercially reasonable, provided always that it shall not be incumbent on the Bank to sell, lease or dispose of the Collateral but that it shall be lawful for the Bank peaceably and quietly to take, hold, use, occupy, possess and enjoy the Collateral in the manner and to the extent it shall deem advisable without molestation, eviction, hindrance, or interruption of the Debtor, or any other person or persons whomsoever, and to convey, transfer and assign to a purchaser or purchasers the title to any of the Collateral sold; and

      (e) to appoint by instrument in writing a receiver, receiver-manager, or receiver and manager (herein called the "Receiver") of the Collateral, with or without bond, and may from time to time remove the Receiver and appoint another in his stead.

13. RECEIVER

            A Receiver appointed by the Bank as aforesaid will be deemed to be the agent of the Debtor and not of the Bank, and the Debtor shall be solely responsible for the Receiver's acts or defaults and the Bank shall not be in any way responsible therefor, and the Bank shall not be liable to the Receiver for his remuneration, costs, charges or expenses. It is further specifically understood and agreed that the Receiver appointed pursuant to the provisions of this security agreement by the Bank shall have, subject to any limitations in the instrument in writing or any order of a court of competent jurisdiction appointing him, all of the rights and powers of the Bank hereunder and the following additional rights and powers:

      (a) to carry on or concur in carrying on all or any part of the business of the Debtor; and

      (b) to borrow money, upon the security of the whole or any part of the Collateral for the purpose of carrying on all or any part of the business of the Debtor and for the preservation and realization of the Collateral, or to maintain the whole or any part of the Collateral in a manner that will be sufficient to obtain the amounts from time to time required in the opinion of the Receiver, and in so doing the Receiver may issue certificates (each herein called a "Receiver's Certificate") that may be payable as the Receiver considers expedient and bear interest as stated therein, and the amounts from time to time payable under any Receiver's Certificate shall charge the Collateral in priority to this security agreement and the Debtor hereby charges the Collateral with debts, if any, owing from time to time under any Receiver's Certificate.

            In exercising his powers hereunder, any Receiver will be free to deal with the Collateral and any assets of the Debtor related thereto in such order or manner as he may be directed by the Bank, any rule of law or equity to the contrary notwithstanding, including, without limitation, the equitable principle or doctrine of marshalling.

14. ADDITIONAL POWERS UPON DEFAULT

            In addition to the foregoing rights and powers, the Bank, any authorized agent of the Bank, and the Receiver shall each have all the rights and remedies of a secured party or mortgagee under the PPSA, or otherwise at law or in equity, and for greater certainty, shall each have the following rights and powers if the security hereby constituted becomes enforceable:

      (a) dispose of any of the Collateral in the condition in which it was at the date possession of it was taken, or after any commercially reasonable repair, processing or preparation for disposition;

      (b) sell, lease or otherwise dispose of any part of the Collateral without giving any notice whatever except as may be required by applicable statute law;

      (c) at its option, provided notice is given to the Debtor in the manner required by the PPSA, the Bank may elect to retain all or any part of the Collateral in satisfaction of the Obligations to it of the Debtor;

      (d) the Bank may terminate any outstanding credit facilities granted to the Debtor, immediately or without any prior notice and in addition, without limitation, may dishonour cheques and apply the Debtor's credit balances against the Obligations;

      (e) the Bank may demand, sue for and receive any Accounts Receivable, Chattel Paper, Instruments or Securities, give effectual receipts and discharges therefor, compromise any such Collateral which may seem bad or doubtful to the Bank and give time for payment thereof with or without security;

      (f) pay any or all debts and liabilities in connection with the Collateral;

      (g) make any arrangements or compromises which the Receiver considers expedient; and

      (h) institute and prosecute all suits, proceedings and actions which it considers necessary or advisable for the purpose of protecting, seizing collecting, realizing or obtaining possession or payment of any part of the Collateral, and defend all suits, proceedings and actions against the Debtor, the Bank or the Receiver, appear in and conduct the prosecution and defence of any suit, proceeding or action then pending or thereafter instituted, and appeal any suit, proceeding or action.

            The Bank, any authorized agent of the Bank, and the Receiver may realize on various securities and any part thereof in any order that the Bank may consider advisable and any realization, whether by foreclosure or sale, on any security or securities shall not bar realization on any other security or securities. Each remedy of the Bank, any authorized agent of the Bank, and the Receiver may be enforced before or concurrently with or subsequent to any other remedy or remedies of the Bank, its agent or the Receiver.

15. APPLICATION OF PROCEEDS OF DISPOSITION OF COLLATERAL

            The net revenue received from the Collateral and the net proceeds of sale of the Collateral or any part thereof shall be applied by the Receiver, subject to the claims of creditors, if any, ranking in priority to this security agreement, as follows:-

      (a) firstly, in payment of all costs, charges and expenses of and incidental to the appointment of the Receiver and the exercise by him of all or any of the powers aforesaid including the reasonable remuneration of the Receiver and all amounts properly payable to him;

      (b) secondly, in payment to the Bank of all costs and charges owing hereunder and interest and arrears of interest remaining unpaid hereunder;

      (c)   thirdly, in payment to the Bank of the Obligations owing hereunder;
            and

      (d) fourthly, subject to the rights of any other creditors, any surplus shall be paid to the Debtor;

            PROVIDED THAT in the event any party claims a charge against all or a portion of the surplus, the Receiver shall make such disposition of all or any portion of the surplus as the Receiver deems appropriate in the circumstances.

16. APPOINTMENT OF CONSULTANT

            The Debtor hereby agrees that at all times the Bank shall be entitled to appoint a Consultant to provide such services and advice as the Bank may determine in its sole discretion, with power to enter the Debtor's premises, to inspect and evaluate the Collateral, to make copies of the Debtor's records at the Debtor's expense, to review the Debtor's business plans and projections, to assess the viability of the Debtor's business, to monitor the conduct of the Debtor's affairs, to prepare written reports on the Debtor's affairs and to distribute such reports to the Bank or to other such persons as the Bank may direct.

            The Debtor acknowledges that the Consultant is an agent for the Bank and owes no duty to the Debtor. The Consultant is to have no managerial or advisory capacity and will have no decision making responsibility. The Debtor authorizes the Bank to provide confidential information to the Consultant. All fees in connection with the engagement of a Consultant are for the account of the Debtor and are payable on demand by the Bank.

17. PROCEEDS HELD IN TRUST; APPLICATION OF MONIES

            All proceeds collected or received by the Debtor from the disposition of Collateral or otherwise shall be received in trust for the Bank and shall upon request be forthwith paid to the Bank. Subject to applicable law, any and all payments made in respect of the Obligations from time to time, and monies realized from any security held therefor (including monies collected in accordance with or realized on any enforcement of this security agreement), may be applied to such parts of the Obligations as the Bank may from time to time see fit or, at the option of the Bank, such payments and monies may be held unappropriated in a collateral account or released to the Debtor, all without prejudice to the liability of the Debtor or to the rights of the Bank hereunder. The Bank may also hold as additional security any increases or profits (including dividends) in respect of Collateral.

18. WAIVER BY THE BANK

            Any breach by the Debtor of any of the provisions contained in this security agreement and any default by the Debtor in the observance or performance of any covenant or condition required to be observed or performed by the Debtor hereunder, may only be waived by the Bank in writing, provided that no such waiver by the Bank shall extend to or be taken in any manner to affect any subsequent breach or default or the rights resulting therefrom.

19. BANK NOT RESPONSIBLE

            The Bank shall not be liable or accountable for any failure to seize, collect, realize, sell or obtain payment of the Collateral or any part thereof and shall not be bound to institute proceedings for the purpose of seizing, collecting, realizing or obtaining possession or payment of the same or the purpose of preserving any rights of the Bank, the Debtor or any other party in respect of the same.

            The Bank may grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges, release any part of the Collateral to third parties, and otherwise deal with the Debtor, debtors of the Debtor, sureties and others and with the Collateral and other securities as the Bank may see fit without prejudice to the Obligations or the Bank's right to hold and realize the Collateral.

            The Bank will not be responsible for any debts contracted by it, for damages to persons or property, or for salaries or non-fulfilment of contracts, during any period when the Bank manages Collateral upon entry, as herein provided; nor will the Bank be responsible for any misconduct, negligence or non-feasance on the part of any Receiver or the agents or employees thereof; nor will the Bank or any Receiver be liable to account as a mortgagee in possession or for any loss on realization or for any default or omission for which a mortgagee in possession may be liable; nor will the Bank be obligated to keep Collateral identifiable; nor will the Bank be obligated to take necessary steps to preserve rights against other Persons with respect to Securities, Instruments or Chattel Paper included in the Collateral; nor will the Bank be obligated to inquire into the right of any Person purporting to be entitled under the PPSA to information and materials from the Bank by making a demand upon the Bank for such information and materials, and the Bank will be entitled to comply with any such demand, and will not be liable for having so complied, notwithstanding that such person may in fact not be entitled to make such demand.

20. RESTRICTION ON DEBTOR

            Upon the Debtor receiving notice from the Bank of the Bank taking possession of the Collateral or the appointment of a Receiver, all the powers, functions, rights and privileges of the Debtor and of each officer, director, servant, and agent of the Debtor with respect to the Collateral, shall be suspended unless specifically continued by the written consent of the Bank.

21. BANK APPOINTED ATTORNEY

            The Debtor hereby irrevocably appoints the Bank to be the attorney of the Debtor for and in the name of the Debtor to execute and do any deeds, documents, transfers, demands, assignments, assurances, consents and things which the Debtor is obliged to sign, execute or do hereunder and generally to use the name of the Debtor in the exercise of all or any of the powers hereby conferred on the Bank and any Receiver appointed.

22. COSTS; DEFICIENCY

            The Debtor shall pay to the Bank on demand any and all costs, charges and expenses, including without limitation legal costs on a solicitor and his own client basis, incurred or paid by the Bank in protecting or enforcing its rights upon or under Collateral. After the payment of the expenses of retaking and disposing of the Collateral, the Debtor shall remain liable to the Bank for any deficiency remaining to be paid on moneys owing under this security agreement after the application of the proceeds of disposition of the Collateral.

23. NO OBLIGATION TO ADVANCE

            Neither execution nor delivery of this security agreement shall obligate the Bank to advance any moneys to the Debtor. None of the preparation, execution, perfection or registration of this security agreement nor the making of any advance will bind the Bank to grant, continue, extend time for payment of, or accept anything, which constitutes or would constitute an Obligation.

24. GOVERNING LAW; SEVERABILITY

            This security agreement shall be governed by and construed in accordance with the law of the jurisdiction where the Bank has the branch referred to on the first page hereof, as the same may from time to time be in effect, including, where applicable, the Personal Property Security Act, as amended or replaced from time to time. Any provision hereof prohibited by such law shall be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof.

25. NOTICE

            Any demand or notice to the Debtor in connection with this security agreement shall be deemed to be made or given if either:

      (a) mailed by prepaid post addressed to the Debtor at its last known address, in which case it shall be conclusively deemed to have been received by the Debtor on the third (3rd) business day following the date of such mailing; or

      (b) personally served upon, or dispatched by facsimile transmission to, the Debtor, or any director, officer, servant, employee or partner of the Debtor, in which case it shall be deemed to have been made and given to the Debtor at the time of such service or dispatch.

26. WAIVER BY DEBTOR

            Where any provision or remedy contained or referred to in this security agreement is prohibited, modified or altered by the laws of any Province or Territory of Canada which governs that aspect of the security agreement and the provision or remedies may be waived or excluded by the Debtor in whole or in part, the Debtor hereby waives and/or excludes such provision to the extent permissible by law. Without limiting the generality of the foregoing, the Debtor agrees to waive those provisions of the PPSA which are contrary to any provision of this security agreement and which may be waived under the PPSA.

27. NON-APPLICABLE LAW

            To the fullest extent permitted by law, the Debtor waives all of the rights, benefits and protections given by the provisions of any existing or future statute which imposes limitations upon the powers, rights or remedies of a secured party or upon the methods of realization of security, including any seize or sue or anti-deficiency statute or any similar provisions of any other statute. In particular, the Debtor (if a corporation) agrees that the Limitation of Civil Rights Act of the Province of Saskatchewan shall not apply to this security agreement or any of the rights, remedies or powers of the Bank or any Receiver hereunder.

28. FURTHER ASSURANCES

            The Debtor shall from time to time forthwith on the Bank's request do, make and execute all such Financing Statements, Financing Change Statements, further assignments, documents, acts, matters and things as may be required by the Bank of or with respect to the Collateral or any part thereof or as may be required to give effect to these presents.

29. BINDING EFFECT

            This security agreement and all its provisions shall enure to the benefit of the Bank, its successors and assigns, and shall be binding upon the Debtor, its heirs, executors, administrators, successors and assigns.

30. DESCRIPTION OF PERMITTED ENCUMBRANCES

            For the purposes of this security agreement, "Permitted Encumbrances" means any of the following:-

      (a) liens for taxes, assessments, governmental charges or levies which are not overdue;

      (b) rights reserved to or vested in any municipality or government or other public authority by the terms of any lease, licence, franchise, grant or permit, or by any statutory provision, to terminate the same or to require annual or periodic payments as a condition to the continuance thereof;

      (c) any lien or encumbrance, the validity of which is contested by the Debtor in good faith, in respect of which there shall have been deposited with the Bank cash in an amount sufficient to satisfy the same, or the Bank shall otherwise be satisfied that its interests are not prejudiced thereby; or

      (d)   any security given by the Debtor to the Bank.

31. HAZARDOUS MATERIALS

            The Debtor's operations and places of business are and will be kept in compliance with all Hazardous Materials Laws (as defined below). No Hazardous Materials (as defined below) have at any time been transported to or from the Debtor's places of business, or used, generated, manufactured or disposed of on, under or about the Debtor's places of business, and the Debtor will not permit any such activity except in compliance with all Hazardous Materials Laws. For the purposes of this paragraph: "Hazardous Materials" means any oil, flammable substances, explosives, radioactive materials, hazardous wastes or substances, asbestos which is or could become friable, urea formaldehyde foam insulation, toxic wastes or substances, or other wastes, materials or pollutants which pose a hazard to the Debtor's operations or places of business or which cause the same to be in violation of any Hazardous Materials Laws; and "Hazardous Materials Laws" means any federal, provincial or local laws, bylaws, rules, ordinances, regulations, notices, approvals, orders, standards, guidelines or policies relating to the environment, health, safety, or any "Hazardous Materials".

32. CURRENCY

            All sums of money payable under this security agreement shall be paid in Canadian dollars. If, for the purposes of obtaining or enforcing judgement in any Court in any jurisdiction, it becomes necessary to convert into the currency of the country giving such judgement (the "Judgement Currency") an amount due hereunder in Canadian dollars (the "Agreed Currency"), then the date on which the rate of exchange for conversion is selected by that Court is referred to herein as the "Conversion Date". If there is a change in the rate of exchange between the Judgement Currency and the Agreed Currency between the Conversion Date and the actual receipt by the Bank of the amount due hereunder or under such judgement, the Debtor will, notwithstanding such judgement, pay all such additional amounts as may be necessary to ensure that the amount received by the Bank in the Judgement Currency, when converted at the rate of exchange prevailing on the date of receipt, will produce the amount due in the Agreed Currency. The Debtor's liability hereunder constitutes a separate and independent liability which shall not merge with any judgement or any partial payment or enforcement of payment of sums due herein. The term "rate of exchange", as used herein, includes any premiums or costs payable in connection with the currency conversion then being effected.

33. ENTIRE AGREEMENT IN WRITING

            This security agreement and all schedules hereto represent the entire agreement between the parties with respect to the granting of the security interest herein contained and all prior negotiations relating to it are suspended. There are no collateral understandings between the parties relating to this security agreement and the rights of the parties hereunder. This agreement may only be amended by a document signed by the party against whom enforcement of the amendment is sought.

34. DISCHARGE

            The Debtor will be entitled to a discharge of this agreement upon written request by the Debtor and full payment, performance and satisfaction of the Obligations, or the securing of the Obligations to the satisfaction of the Bank. No discharge will be effective unless in writing and executed by the Bank.

35. JOINT AND SEVERAL

            If more than one person executes this agreement as the Debtor, all representations and agreements of the Debtor will be joint and several, the Obligations will include those of all such persons or any one or more of them, and the Collateral will include Collateral of all such persons or any one or more of them.

36. INCLUDED WORDS

            Where the context requires, the singular will be read as if the plural were expressed and vice versa, and the provisions hereof will be read with all necessary grammatical changes dependent upon the person referred to being a male, female or artificial body.

37. HEADINGS

            All headings have been inserted for convenience of reference only and are not to affect the interpretation of the agreement.

38. RECEIPT OF COPY OF SECURITY AGREEMENT

            The Debtor hereby acknowledges having received a copy of this security agreement and waives all rights to receive from the Bank a copy of any Financing Statement, Financing Change Statement, or Verification Statement, filed or issued at any time in respect of this security agreement.

39. LANGUAGE

            The Debtor and the Bank have expressly required that this security agreement and all documents and notices relating hereto be drafted in English. Les parties aux prisentes ont expressement exige que la presente convention de surete et tous les documents et avis qui y sont afferents soient rediges en anglais.

40. NAME ETC. OF DEBTOR

            The full, true and correct legal name and address of the Debtor and, where applicable, birth date and sex of the Debtor is hereby declared by the Debtor to be as follows:

            INDIVIDUAL DEBTOR

--------------------------------------------------------------------------------
Surname (Last Name)     First Name  Second Name Birth Date Y   M   D        Sex
                                                                    |_| M  |_| F
--------------------------------------------------------------------------------
Address                             City              Province     Postal Code

--------------------------------------------------------------------------------
Surname (Last Name)     First Name  Second Name Birth Date Y   M   D        Sex
                                                                    |_| M  |_| F
--------------------------------------------------------------------------------
Address                             City              Province     Postal Code

--------------------------------------------------------------------------------

            BUSINESS DEBTOR
--------------------------------------------------------------------------------
Name
            ONTARIO PAINT & WALLPAPER LIMITED
--------------------------------------------------------------------------------
Address                              City             Province     Postal Code
            731 Millway Avenue,     Concord,           Ontario     L 4 K 3 S 8
--------------------------------------------------------------------------------
Name
--------------------------------------------------------------------------------
Address                              City             Province     Postal Code

--------------------------------------------------------------------------------

            IN WITNESS WHEREOF the undersigned Debtor has executed this security agreement this 20th day of September 1996.


                        --------------------------------------------------------
                        (Signature of Debtor(s), it individual)

                        ONTARIO PAINT & WALLPAPER LIMITED
                        --------------------------------------------------------
                        (Name of Debtor, if Corporation or Partnership)


                        By: /s/ Sidney Ackerman                     c/s
                            ----------------------------------------------------
                                 SIDNEY ACKERMAN - President


                        By: /s/ Alan Fine
                            ----------------------------------------------------
                            (If corporation have signed by authorized officer(s)
                                      If Owner or Partner, state which)
                                 ALAN FINE - Secretary

                                  SCHEDULE "A"

1)    LOCATIONS OF COLLATERAL AND RECORDS RELATING TO COLLATERAL:

      (a)   731 Millway Avenue, Concord, Ontario

      (b)   275 Queen Street East, Toronto, Ontario

--------------------------------------------------------------------------------
(Street)                            (Town/City)                   (Province)

2)    DESCRIPTION OF SERIAL NUMBERED GOODS

QUANTITY          DESCRIPTION                                     SERIAL NUMBER



                        CORPORATE AUTHORIZING RESOLUTION

            "WHEREAS it is in the interests of the Corporation to enter into a General Security Agreement with National Bank of Canada (the "Bank") as for the Corporation's present and future obligations to the Bank and therein to mortgage, charge, assign and otherwise transfer and encumber and security interests in all its present and future property and assets;

      NOW THEREFORE BE IT RESOLVED THAT:

1. The Corporation mortgage, charge, assign and otherwise transfer and encumber and grant security interests in all its present and future undertaking, property and assets as security for its present and future obligations to the Bank, all as provided in the General Security Agreement.

2. Any two officers or directors be and are hereby authorized for and on behalf of the Corporation to execute and deliver to the Bank a General Security Agreement substantially in the form of the General Security Agreement presented to the directors, with such alterations, amendments, deletions or additions as may be approved by the persons executing the same, and execution accordingly shall be conclusive evidence of such approval and the General Security Agreement so executed is the General Security Agreement authorized by this resolution.

3. Any officer or director be and is hereby authorized to execute and deliver on behalf of the Corporation all such other documents and writings and to do such other acts and things as may be necessary or desirable for fulfilling the Corporation's obligations under the General Security Agreement."

            The undersigned Secretary of ONTARIO PAINT & WALLPAPER LIMITED DOES
                                         ---------------------------------
                                               (Name of Corporation)
HEREBY CERTIFY THAT:

1. the foregoing is a true copy of a resolution duly and properly passed or consented to by the board of directors of the Corporation on the 20th day of September 1966 and;

2. the attached General Security Agreement is the General Security Agreement referred to in the resolution and has been duly and property executed by the proper officers of the Corporation.


                        By: /s/ Alan Fine
                            ----------------------------------------------------
                                 ALAN FINE - Secretary

                        GENERAL ASSIGNMENT OF BOOK DEBTS

1. FOR VALUABLE CONSIDERATION, receipt whereof is hereby acknowledged, the undersigned Debtor

                       ONTARIO PAINT & WALLPAPER LIMITED
      --------------------------------------------------------------------------
                            (Full name of Assignor)

      of                  731 Millway Avenue, Concord
        ------------------------------------------------------------------------
                           (Full address of Assignor)

      in the Province of Ontario, hereby assign(s) transfer(s) and grant(s) to NATIONAL BANK OF CANADA, a Chartered Bank having its Head Office at the City of Montreal in the Province of Quebec, and having a branch office at 350 Burnhamthorpe Road West, Mississauga, in the Province of Ontario, (hereinafter called the "Bank") a continuing and specific security interest in all debts, proceeds, accounts, claims, money and choses in action which now are or which may at any time hereafter be due or owing to or owned by the undersigned and also all deeds, documents, writings, papers and books relating to or being records of goods or their proceeds, or by which goods or their proceeds are or may hereafter be secured, evidenced, acknowledged or made payable including Documents of Title, (and remaining debt instruments) Chattel Paper, Securities and Instruments, and all contractual rights and insurance claims relating to collateral (hereinafter called the "Collateral").

2. The undersigned agrees that the Collateral shall be held by the Bank as a general and continuing collateral security for the payment of all obligations, indebtedness and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, of the undersigned to the Bank, wheresoever and howsoever incurred, and any ultimate unpaid balance thereof, and as a first and prior claim upon the Collateral.

3. The undersigned covenants at all times to notify the Bank in writing promptly of any change in the information contained herein relating to the undersigned (including the name and location of the chief executive office, sole place of business or residence, as the case may be, of the undersigned aforesaid) and of any material default by any person in payment or other performance of obligations to the undersigned with respect to any of the Collateral.

4. So long as this assignment remains in effect, the undersigned covenants not to sell, or further assign or encumber the Collateral without the prior written consent of the Bank. The undersigned represents and warrants that the Collateral is genuine and owned by the undersigned free of all security interests or other encumbrances.

5. The Bank may collect, realize, sell or otherwise deal with the Collateral or any part thereof in such manner, upon such terms and conditions and at such time or times, whether before or after default, as may seem to it advisable and without notice to the undersigned. All moneys collected or received by the undersigned in respect of the Collateral shall be received as trustee for the Bank, and shall be forthwith paid over to the Bank by the undersigned.

6. The Bank shall not be bound to do, observe or perform or see to the observance or performance by the undersigned of any obligations or covenants imposed upon the undersigned nor shall the Bank be obliged to preserve rights against other persons in respect of any Securities or Records in its possession.

7. The Bank may apply the amounts collected or received by it on account of such parts of the indebtedness and liabilities of the undersigned to the Bank as to the Bank seems best or hold the same in a separate collateral account for such time as it may see fit and then apply the same as aforesaid, the whole without prejudice to its claim for any deficiency.

8. The Bank may compound, compromise, grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the debtors of the undersigned, the undersigned and others, and with the Collateral and other securities as the Bank may see fit, without prejudice to the liability of the undersigned or the Bank's right to hold and realize this security.

9. The Bank shall not be liable or accountable for any failure to collect, realize or obtain payment of the Collateral or any part thereof and the Bank shall not be bound to institute proceedings for the purpose of collecting, realizing or obtaining payment of the same or for the purpose of preserving any rights of the Bank, the undersigned or any other person, firm or corporation in respect of the same, and the Bank shall not be responsible for any loss or damage which may occur in consequence of the negligence of any officer, agent or solicitor employed in the collection or realization thereof.

10. The Bank may charge on its own behalf and also pay to others reasonable sums for expenses incurred and for services rendered (expressly including legal advices and services) in or in connection with collecting, realizing and/or obtaining payment of the Collateral or any part thereof and may add the amount of such sums to the indebtedness of the undersigned.

11. So long as this assignment remains in effect, the undersigned covenants and agrees to deliver to the Bank from time to time promptly upon request any Documents of Title (and remaining debt instruments), Instruments, Securities and Chattel Papers constituting, representing or relating to the Collateral; all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Collateral for the purpose of inspecting, auditing or copying the same; all financial statements prepared by or for the undersigned regarding the undersigned's business; all policies and certificates of insurance relating to the Collateral, and such information concerning the Collateral, the undersigned, the undersigned's business and affairs as the Bank may reasonably request.

12. The undersigned shall from time to time forthwith on the Bank's request do, make and execute all such financing statements, further assignments, documents, acts, matters and things as may be required by the Bank of or with respect to the Collateral or any part thereof or as may be required to give effect to these presents, and the undersigned hereby constitutes and appoints the Manager or Acting Manager for the time being of the above mentioned branch of the Bank the true and lawful attorney of the undersigned irrevocable with full power of substitution to do, make and execute all such statements, assignments, documents, acts, matters or things with the right to use the name of the undersigned whenever and wherever it may be deemed necessary or expedient.

13. This agreement shall be a continuing agreement in every respect, and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto. No remedy for the enforcement of the rights of the Bank hereunder shall be exclusive of or dependent on any other such remedy, but any one or more of such remedies may from time to time be exercised independently or in combination. The security interest created or provided for by this agreement is intended to attach when this agreement is signed by the undersigned and delivered to the Bank. The undersigned acknowledges and confirms that there has been no agreement between the Bank and the undersigned to postpone the time for attachment of the security interest hereby attached.

14. Nothing in this assignment contained shall or shall be deemed to restrict the rights and remedies at law or in equity or under any applicable personal property security legislation or otherwise, of the Bank against the undersigned and the Collateral, it being hereby agreed by the undersigned that the Bank has and shall have all such rights and remedies as if the same were herein at length set forth and by this reference the same are incorporated in and form a part hereof.

15. Should the undersigned be entitled to a release or discharge or amendment to any financing statement registered by the Bank relating to this assignment, then the undersigned will pay to the Bank all costs, charges, expenses and lawyer's fees and disbursements (as between a solicitor and his own client on a full indemnity basis) incurred by the Bank in connection with such release, discharge or amendment.

16. For greater certainty it is declared that any and all future loans, advances or other value which the Bank may in its discretion make or extend to or for the account of the undersigned shall be secured by this agreement. If more than one person executes this agreement their obligations hereunder shall be joint and several.

17. This assignment shall be governed by and construed in accordance with the law of the jurisdiction where it has been executed by the undersigned, as the same may from time to time be in effect, including, where applicable, the Personal Property Security Act.

18. The undersigned hereby acknowledges receiving a copy of this assignment and waives all rights to receive from the Bank a copy of any financing statement, financing change statement or verification statement filed or issued at any time in respect of this assignment.

19.   NAME, ETC. OF DEBTOR

      The full, true and correct legal name and address of Debtor and, where applicable, birth date and sex of Debtor is hereby declared by Debtor to be as follows:

INDIVIDUAL DEBTOR
--------------------------------------------------------------------------------
SURNAME (LAST NAME)     FIRST NAME     SECOND NAME     BIRTH DATE     SEX
                                                     YEAR MONTH DAY   M/F
--------------------------------------------------------------------------------
ADDRESS OF INDIVIDUAL DEBTOR        CITY         PROVINCE        POSTAL CODE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SURNAME (LAST NAME)     FIRST NAME     SECOND NAME     BIRTH DATE     SEX
                                                     YEAR MONTH DAY   M/F
--------------------------------------------------------------------------------
ADDRESS OF INDIVIDUAL DEBTOR        CITY         PROVINCE        POSTAL CODE

--------------------------------------------------------------------------------

BUSINESS DEBTOR
--------------------------------------------------------------------------------
NAME OF BUSINESS DEBTOR
      ONTARIO PAINT & WALLPAPER LIMITED
--------------------------------------------------------------------------------
ADDRESS OF BUSINESS DEBTOR          CITY         PROVINCE        POSTAL CODE
      731 Millway Avenue            Concord      Ontario         L 4 K 3 S 8
--------------------------------------------------------------------------------
NAME OF BUSINESS DEBTOR

--------------------------------------------------------------------------------
ADDRESS OF BUSINESS DEBTOR          CITY         PROVINCE        POSTAL CODE

--------------------------------------------------------------------------------

IN WITNESS WHEREOF, the undersigned Debtor has executed this Assignment this 20th day of September 1996.


                            ----------------------------------------------------
                                    (Signature of Debtor(s) if individual)

                            ONTARIO PAINT & WALLPAPER LIMITED
                            ----------------------------------------------------
                               (Name of Debtor if Corporation or Partnership)


                            BY /s/ Sidney Ackerman                           c/s
                               -------------------------------------------------
                                       SIDNEY ACKERMAN - President

                            TITLE
                                  ----------------------------------------------
                            (If corporation have signed by authorized officer(s)
                                        If Owner or Partner state which)


                            BY /s/ Alan Fine
                               -------------------------------------------------
                                       ALAN FINE - SECRETARY


                            AFFIDAVIT OF BONA FIDES

    (To be completed when assignment to be registered in Atlantic Provinces)

          CANADA          {   I, _______________________________________________
                          {   of the __________________of ______________________
Province of ____________  {   in the Province of ___________________ an employee
                          {   at _______________________________________________
County of ______________  {   of the National Bank of Canada the Assignee named
                          {   in the Assignment of Book Debts hereto annexed,
         TO WIT:          {   make oath and say:

      1. That I am an employee of the NATIONAL BANK OF CANADA at _______________ in the Province of ____________________________.

      2. That I am aware of the circumstances connected with the said Assignment of Book Debts and have a personal knowledge of the facts herein deposed to.

      3. That the said Assignment of Book Debts hereto annexed was executed in good faith and for valuable consideration, and not for the mere purpose of protecting the book debts therein mentioned against the creditors of ___________ ___________________________________________, the Assignor, or for the purpose of preventing such creditors from recovering any claims which they have against the said Assignor.

SWORN before me at the ___________________  }
of _______________________ in the Province  }
of __________________ this _______________  }
day of _________________________A.D. 19__.  } __________________________________
                                            }
                                            }
__________________________________________  }
A Commissioner, etc., or a Notary Public.

                                                            (When assignment to
                                                            be registered in New
                                                            Brunswick, affidavit
                                                            on nest page to be
                                                            completed in case of
                                                            incorporated
                                                            companies.)

              AFFIDAVIT OF EXECUTION BY INDIVIDUAL OR PARTNERSHIP
    (To be completed when assignment to be registered in Atlantic Provinces)

          CANADA          {   I, _______________________________________________
                          {   of the __________________of ______________________
Province of ____________  {   in the Province of _______________________________
County of ______________  {   by occupation _________________ make oath and say:
         TO WIT:          {

      1. That I was personally present and did see the Assignment of Book Debts hereto annexed duly signed, sealed and delivered by +_________ of the parties thereto and that the name ______________________________________________________
set and subscribed as a witness to the execution thereof is of the proper handwriting of me this deponent and that the same was executed at the __________ __________________________________of ___________________________ in the Province
of ___________________________________ on the ____________ day of ________ 19__.

      (+ Insert "one or
       "two" or as the
       case requires)

      2. That I know the said __________________________________ and he is in my opinion of the full age of ________________ years.

SWORN before me at the ___________________  }
of _______________________ in the Province  }
of __________________ this _______________  }
day of _________________________A.D. 19__.  } __________________________________
                                            }
                                            }
__________________________________________  }
A Commissioner, etc., or a Notary Public.


                  AFFIDAVIT BY OFFICER OF INCORPORATED COMPANY
      (To be completed when assignment to be registered in New Brunswick)

          CANADA          {   I, _______________________________________________
                          {   of the __________________of ______________________
Province of ____________  {   in the Province of _______________________________
County of ______________  {   by occupation _________________ make oath and say:
         TO WIT:          {

      1. That the paper-writing hereunto annexed is the Assignment of Book Accounts and of every schedule or inventory thereto annexed, or therein referred to, and of every attestation of the execution thereof, as made, given and executed by the
_______________________________________ hereinafter referred to as the Assignor.
     (Name of incorporated company)

      2. That the Assignment of Book Accounts was made and given by the said Assignor on the ___________________ day of _________________ 19__.

      3. That I ____________________________ as ________________________________
                          (Full name)                    (Name of office)

of the said Assignor being duly authorized so to do did affix the seat of the said Assignor to the said Assignment of Book Accounts, did sign the said Assignment of Book Accounts as _________________________________ of the said
                                         (name of office)

Assignor and did duly deliver the said Assignment of Book Accounts as the act and deed of the said Assignor on the ______________ day of _____________ 19__.

      4. That the head office or chief place of business of the said Assignor in New Brunswick is the situated at ___________________________________________________________ in the said Province
              (Number, street and name of place)

SUBSCRIBED to and sworn before me at the  }
________________________________________  }
                                          }
of ______________________________ in the  }
                                          }
Province of ____________________________  }  ___________________________________
                                          }
this _________ day of __________________  }
                                          }
A.D. 19__.                                }

_________________________________________
A Commissioner, etc., or a Notary Public.

[LOGO NATIONAL                               APPLICATION FOR CREDIT AND PROMISE
      BANK                                   TO GIVE SECURITY UNDER THE BANK ACT
      OF CANADA
--------------------------------------------------------------------------------

The NATIONAL BANK OF CANADA, hereinafter Called the "Bank", is hereby requested to lend money and make advances to the undersigned on the security of property which the undersigned now owns or may hereafter own.

In order to secure payment to the Bank of the amounts which shall become due and payable to it under such loans and advances, the undersigned promises to give the Bank security on said property pursuant to section 427 of the Bank Act.

For the same purposes and as security for any other obligation of the undersigned to the Bank, the undersigned further promises to assign to the Bank bills of lading and warehouse receipts covering such property.

Unless otherwise agreed between the Bank and the undersigned, all loans and advances to be made by the Bank to the undersigned shall be deemed to have been made pursuant to this promise.

Any security granted to the Bank pursuant to this promise shall be in addition to and not in substitution for, any other security held by the Bank.

For the purposes hereof and any security granted to the Bank under the Bank Act, the Bank is deemed to be lending money or making an advance if it accepts any bill of exchange not payable on demand or if it pays any such bill of exchange, provides funds for the payment of same, issues a guarantee or promises in any other manner to effect a payment.

Dated at ___________________________, this _______ day of ___________, 19__.


                                          ONTARIO PAINT & WALLPAPER LIMITED

Witness                                   Signature


________________________________          Per: /s/ Sidney Ackerman           c/s
                                               -----------------------------
                                               SIDNEY ACKERMAN - President


                                          Per: /s/ Alan Fine
                                               -----------------------------
                                               ALAN FINE - Secretary

[LOGO] NATIONAL BANK OF CANADA  O 3 2 4 1 - 0 0 6
                                Transit

Notice of intention to give security under section 427 of the Bank Act.

To whom it may concern:

                       ONTARIO PAINT & WALLPAPER LIMITED
                 731 Millway Avenue, Concord, Ontario, L4K 3S8
--------------------------------------------------------------------------------
          (Name of Person, Firm or Company)       (P.O. Address)

hereby gives notice that it is my/our intention to give security under section 427 of the Bank Act, to the NATIONAL BANK OF CANADA.

Dated at Toronto the 20th day of September 1996

                                          ONTARIO PAINT & WALLPAPER LIMITED


                                          per: /s/ Sidney Ackerman          c/s/
                                               -----------------------------
                                               SIDNEY ACKERMAN - President


                                          per: /s/ Alan Fine
                                               -----------------------------
                                               ALAN FINE - Secretary

[LOGO] NATIONAL                                    AGREEMENT RESPECTING SECURITY
       BANK                                        GIVEN BY THE CUSTOMER
       OF CANADA
--------------------------------------------------------------------------------

1. Scope of Agreement. The undersigned ONTARIO PAINT & WALLPAPER LIMITED (the "Customer") hereby agrees with National Bank of Canada (the "Bank") that the following provisions shall apply to the Security given or to be given to the Bank by the Customer under the Bank Act, and to the extent permitted by applicable law, to any other security which the Customer has given or may hereafter give to the Bank.

2. Remedies of the Bank. If the Customer fails to pay any sum when due by him to the Bank, if he is otherwise in default to the Bank or if he becomes insolvent, the Bank is authorized, but not bound, to realize on all or any part of the Security given by the Customer, to take possession of all or any part of the property covered by such security (the "Property") and to sell same. The sale may be carried out as, and when, and where the Bank shall deem appropriate, without any notice to the Customer other than that required by law, if any, without any formality and without advertisement or without having to sell at a public auction. The Bank shall have the choice of how the proceeds from the realization of the security shall be applied and it may deduct, from such proceeds, the expenses related to the realization of the Security.

3. Proceeds from the Sale of Property. In the event of the sale of the Property in whole or in part by the Customer, the proceeds of any such sale, including the negotiable instruments, instruments of payment, bank notes and evidences of indebtedness delivered as consideration, as well as the claims against any purchaser shall be the property of the Bank and shall be paid or delivered to the Bank, and until so paid or delivered, shall be held by the Customer as trustee and depositary for the Bank. Execution by the Customer of an assignment or hypothecation of debts shall be deemed to be in execution of this Agreement and shall not constitute an acknowledgement by the Bank of any rights of the Customer to such proceeds and claims.

4. Trust. If the Bank delivers to the Customer any of the security it holds for the purpose of enabling the Customer to obtain possession of the Property, the Customer shall receive possession of such security and the Property thereby covered as trustee and depositary for the Bank.

5. Insurance. The Customer shall cause the Property to be insured for its full insurable value against fire, theft and all other risks against which a prudent administrator would insure it. The Bank is hereby designated as the beneficiary of the indemnities payable under the policies in respect of the Property and the Customer shall cause such designation to be inscribed in the policies; the Customer may not revoke such designation without the prior written consent of the Bank. The Customer shall deliver a copy of each policy to the Bank and at least fifteen (15) days prior to the expiry date of a policy, the Customer shall deliver to the Bank an evidence of the renewal thereof. Should the Customer fail to comply with the above, the Bank may cause the Property to be insured for such amount as it sees fit, without however being bound to do so, and in such case the premiums paid by the Bank shall be deemed to be an advance made to the Customer and shall be repayable on demand with interest at the Bank's prime rate plus three percent (3%).

6. Prior Claims. The Customer shall pay and discharge at maturity any debt which could confer rights to the Property ranking prior to the Bank's rights and shall provide an evidence thereof to the Bank. From time to time, the Bank may inspect the Property and the Customer's books of account and invoices at the Customer's expense, and the Customer shall therefore give the Bank access to the premises where the Property as well as such books of account and invoices are located. At the Bank's request, the Customer shall deliver to the Bank each month a statement of the value of the Property and provide the Bank with any other information it may request regarding the Property.

7. Powers of the Bank. In order to realize on the security given by the Customer, the Bank may, without any notice or demand, enter into the premises occupied by the Customer in connection with the Property; it may occupy them to the exclusion of others, including the Customer, and use them free of charge until it has disposed of the Property. It may appoint a receiver or an agent to exercise the rights granted to the Bank hereunder. Such receiver or agent shall further be entitled to act on the Customer's behalf and at the Customer's expense to complete the processing of the Property, to ship some and to do all things which may be necessary therefor.

8. Mandate. The Customer shall sign or endorse any document, which in the Bank's opinion, should be signed or endorsed in order to perform this Agreement or perfect the Bank's title to the Property or the proceeds therefrom. For such purpose, the Customer constitutes and appoints the Bank his attorney, with power of substitution, in order to sign or endorse any such documents in his name. Such power of attorney shall remain in effect notwithstanding the death or a change in the capacity of the Customer and it may not be terminated as long as the Customer remains indebted to the Bank.

9. Settlement. The Bank may compromise, deal with or grant discharges in respect of the security, the Property or the proceeds therefrom.

10. Expenses. The words "expenses related to the realization of the security" used herein include all charges, expenses and fees paid or incurred by the Bank to take possession of the Property, to do an inventory thereof, to protect and preserve it, to complete the processing thereof and sell it, as well as to collect the proceeds or claims resulting from the sale of such Property; such expenses shall be deemed to be an advance made by the Bank to the Customer and shall be repayable on demand with interest at the Bank's prime rate plus three percent (3%).

11. Scope of the Bank's Rights. The rights granted to the Bank hereunder shall be in addition to its legal rights and its rights under any other agreement. Such rights shall enure to the benefit of any successor of the Bank, including any entity which has become the successor of the Bank as a result of amalgamation or otherwise.

12. Notice. Any notice to the Customer may be given by regular mail sent to his address last known to the Bank.

EXECUTED at _____________________________, this ___________ day of ______, 19__.

                                          ONTARIO PAINT & WALLPAPER LIMITED
Witness                                   Customer

___________________________________       Per: /s/ Sidney Ackerman           c/s
                                               ------------------------------
                                               SIDNEY ACKERMAN - President


                                          Per: /s/ Alan Fine
                                               ------------------------------
                                               ALAN FINE - Secretary

[LOGO] NATIONAL                            SECURITY UNDER SECTION 427
       BANK                                OF THE BANK ACT
       OF CANADA                           (REF.: Permanent Instructions 230-20)
--------------------------------------------------------------------------------

FOR GOOD AND VALUABLE CONSIDERATION, the undersigned hereby assigns to the NATIONAL BANK OF CANADA (hereinafter called the "Bank") as continuing security for the payment of all loans and advances that have been or may be made by the Bank to the undersigned and any renewals thereof or substitutions therefor, as well as the interest thereon, the following property of which the undersigned is now or may hereafter become the owner, namely:

                           DESCRIPTION OF PROPERTY(1)

All products of agriculture, products of aguaculture, products of the forest, products of the quarry and mine, or products of the sea, lakes and rivers and all goods, wares and merchandise which, without limiting the generality of the foregoing, include: paint, wallcoverings, borders, fabric, sample books, home decorating hardware and accessories, and the goods, wares and merchandise used in or procured for the packing of such products or goods, wares and merchandise;

and that is now or may hereafter be in the place or places hereinafter designated, namely:

                        DESCRIPTION OF PLACE OR PLACES(2)

(1) 731 Millway Avenue, Concord, Ontario;
(2) 275 Queen Street East, Toronto, Ontario;

or at any other place or in transit.

This security is given under section 427 of the Bank Act and pursuant to the promise to give security delivered by the undersigned to the Bank on the___________________________ day of ________________________________, 19____,
  (Indicate date of the F 10014 relating to this security) as well as any other promise of the same nature made by the undersigned to the Bank.

The property now owned by the undersigned and hereby assigned is free from any mortgage, lien or charge thereon, other than the previous assignments, if any, to the Bank, and the undersigned warrants that the property that may hereafter be acquired by the undersigned and which is hereby assigned shall be free from any mortgage, lien or charge thereon, other than the previous assignments, if any, to the Bank.

Dated at ________________, this _________ day of_____________19 ____.

                                               ONTARIO PAINT & WALLPAPER LIMITED

                                                                           c/s
                                               Per: /s/ Sidney Ackerman
                                                    ----------------------------
                                                    SIDNEY ACKERMAN - President


                                               Per: /s/ Alan Fine
                                                    ----------------------------
                                                    ALAN FINE - Secretary

(1) If more space is needed, indicate "Continued overleaf" and continue the Description of Property on the back of the form.

(2) If more space is needed, indicate "Continued overleaf" and continue the Description of Place or Places on the back of the form.

[LOGO] NATIONAL
       BANK
       OF CANADA                    SECURITY WITH RESPECT TO AN INSURANCE POLICY
--------------------------------------------------------------------------------

1. Designation of Beneficiary. The undersigned hereby designates National Bank of Canada (the "Bank") as the beneficiary of Insurance Policy No. CLD 3624390 issued, by General Accident in respect of the assets of the undersigned and further designates the Bank as the beneficiary of any and all renewals thereof or substitutions therefor (such policies and the amendments thereto are hereinafter collectively called the "Policies"). The undersigned may not revoke the beneficiary hereby designated without the Bank's written consent.

2. Hypothec and Assignment. The undersigned also hypothecates and assigns to the Bank the sums payable under the Policies up to the amount of $________________*, together with interest as of the date hereof at the rate of twenty-five percent (25%) per annum.

*This limit applies to Quebec only.

3. Obligations Secured. The security constituted hereunder shall secure:

3.1 all the obligations of ONTARIO PAINT & WALLPAPER LIMITED (the "Customer") to the Bank arising from the following credit facility or guarantee and all amendments thereto, renewals thereof or substitutions therefor: loans and credit facilities extended by the Bank to the undersigned pursuant to an Offer of Finance dated August 8, 1996;

3.2 and all other present and future, direct and indirect obligations of the Customer to the Bank.

4. Possession of Policies. The undersigned shall deliver the Policies to the Bank and inform it of any and all events which could result in payment of the sums payable thereunder.

5. Premiums. The undersigned shall pay the premiums for the Policies at least ten (10) days before the expiry date thereof and shall deliver to the Bank evidence of such payment. If the undersigned fails to pay such premiums, the Bank may pay them for the undersigned, without however being bound to do so.

6. Rights of the Bank. The Bank may, without however being bound to do so, collect any and all sums payable under the Policies and exercise all rights arising from the Policies, including any right to cancel the Policies and to cash the surrender value thereof. All sums collected by the Bank may, at its discretion, be remitted to the undersigned, or they may be held by the Bank as security for the obligations referred to in section 3, or applied to the payment of such obligations, whether or not due. The Bank shall have the choice of how any such sums collected shall be applied.

7. Remedies of the Bank. The Bank may exercise its rights and recourses without being required to exercise same against the undersigned or any other person, or to realize on any other security.

8. Expenses. The undersigned shall pay all the expenses incurred by the Bank in connection herewith as well as the expenses arising from the exercise of the Bank's rights, including any premiums which the Bank may pay. The designation of the beneficiary, and the security granted herein shall also secure the payment of such expenses.

9. Mandate. The undersigned constitutes and appoints the Bank its irrevocable attorney, with power of substitution, in order to perform all acts and to sign all documents necessary or expedient for the exercise of the rights conferred on the Bank hereunder, including to endorse all cheques or payment orders made to the order of the undersigned.

10. Liability of the Bank. The Bank shall only be required to exercise reasonable care in the exercise of its rights and the performance of its obligations, and it shall be liable only for its intentional fault or gross negligence.

11. Additional Security. The rights conferred on the Bank hereunder shall be in addition to and not in substitution for any other security held by the Bank. The Bank may, however, waive any other security without affecting its rights hereunder.

12. Successor of the Bank. This agreement shall be binding upon the undersigned and enure to the benefit of the Bank and any of its successors, by way of amalgamation or otherwise.

Executed at Toronto, this 20th day of September, 1996.

                                              ONTARIO PAINT & WALLPAPER LIMITED

                                              Undersigned


                                              Per: /s/ Sidney Ackerman      c/s
                                                   -----------------------------
                                                   SIDNEY ACKERMAN - President


                                              Per: /s/ Alan Fine
                                                   -----------------------------
                                                   ALAN FINE - Secretary

[LOGO] NATIONAL
       BANK
       OF CANADA                    SECURITY WITH RESPECT TO AN INSURANCE POLICY
--------------------------------------------------------------------------------

1. Designation of Beneficiary. The undersigned hereby designates National Bank of Canada (the "Bank") as the beneficiary of Insurance Policy No. JR112754 issued, by THE PRUDENTIAL OF AMERICA LIFE INSURANCE COMPANY (CANADA) in respect of life insurance for SIDNEY A. ACKERMAN and further designates the Bank as the beneficiary of any and all renewals thereof or substitutions therefor (such policies and the amendments thereto are hereinafter collectively called the "Policies"). The undersigned may not revoke the beneficiary hereby designated without the Bank's written consent.

2. Hypothec and Assignment. The undersigned also hypothecates and assigns to the Bank the sums payable under the Policies up to the amount of $1,000,000.00 (ONE MILLION DOLLARS), together with interest as of the date hereof at the rate of twenty-five percent (25%) per annum.

3. Obligations Secured. The security constituted hereunder shall secure:

3.1 all the obligations of ONTARIO PAINT & WALLPAPER LIMITED (the "Customer") to the Bank arising from the following credit facility or guarantee and all amendments thereto, renewals thereof or substitutions therefor: loans and credit facilities extended by the Bank to the Customer pursuant to an Offer of Finance dated August 8, 1996;

3.2 and all other present and future, direct and indirect obligations of the Customer to the Bank.

4. Possession of Policies. The undersigned shall deliver the Policies to the Bank and inform it of any and all events which could result in payment of the sums payable thereunder.

5. Premiums. The undersigned shall pay the premiums for the Policies at least ten (10) days before the expiry date thereof and shall deliver to the Bank evidence of such payment. If the undersigned fails to pay such premiums, the Bank may pay them for the undersigned, without however being bound to do so.

6. Rights of the Bank. The Bank may, without however being bound to do so, collect any and all sums payable under the Policies and exercise all rights arising from the Policies, including any right to cancel the Policies and to cash the surrender value thereof. All sums collected by the Bank may, at its discretion, be remitted to the undersigned, or they may be held by the Bank as security for the obligations referred to in section 3, or applied to the payment of such obligations, whether or not due. The Bank shall have the choice of how any such sums collected shall be applied.

7. Remedies of the Bank. The Bank may exercise its rights and recourses without being required to exercise same against the undersigned or any other person, or to realize on any other security.

8. Expenses. The undersigned shall pay all the expenses incurred by the Bank in connection herewith as well as the expenses arising from the exercise of the Bank's rights, including any premiums which the Bank may pay. The designation of the beneficiary, and the security granted herein shall also secure the payment of such expenses.

9. Mandate. The undersigned constitutes and appoints the Bank its irrevocable attorney, with power of substitution, in order to perform all acts and to sign all documents necessary or expedient for the exercise of the rights conferred on the Bank hereunder, including to endorse all cheques or payment orders made to the order of the undersigned.

10. Liability of the Bank. The Bank shall only be required to exercise reasonable care in the exercise of its rights and the performance of its obligations, and it shall be liable only for its intentional fault or gross negligence.

11. Additional Security. The rights conferred on the Bank hereunder shall be in addition to and not in substitution for any other security held by the Bank. The Bank may, however, waive any other security without affecting its rights hereunder.

12. Successor of the Bank. This agreement shall be binding upon the undersigned and enure to the benefit of the Bank and any of its successors, by way of amalgamation or otherwise.

Executed at Toronto, this 20th day of September, 1996.

Undersigned:


/s/ Sara Fay Sulley                         /s/ Sidney Ackerman
-------------------------------------       ------------------------------------
Name of witness:                            SIDNEY A. ACKERMAN

ROSEDALE WALLCOVERINGS & FABRICS INC.       ONTARIO PAINT & WALLPAPER LIMITED


Per: /s/ Alan Fine                c/s       Per: /s/ Sidney Ackerman         c/s
     --------------------------------            -------------------------------
     ALAN FINE - President                       SIDNEY ACKERMAN - President


Per: /s/ Sidney Ackerman                    Per: /s/ Alan Fine
     --------------------------------            -------------------------------
     SIDNEY ACKERMAN - Secretary                 ALAN FINE - Secretary

                            CONSENT OF BENEFICIARIES

We, the undersigned ROSEDALE WALLCOVERINGS & FABRICS INC. and ONTARIO PAINT & WALLPAPER LIMITED, being the beneficiaries of the policy described above, hereby consent and agree to the designation of beneficiary, hypothec and assignment contained above in favour of the Bank, and we acknowledge that the rights of the Bank shall have priority over our rights.

DATED at Toronto this 20th day of September, 1996.

Beneficiaries:

ROSEDALE WALLCOVERINGS & FABRICS INC.       ONTARIO PAINT & WALLPAPER LIMITED

                                  c/s                                        c/s
Per: /s/ Alan Fine                          Per: /s/ Sidney Ackerman
     --------------------------------            -------------------------------
     ALAN FINE - President                       SIDNEY ACKERMAN - President


Per: /s/ Sidney Ackerman                    Per: /s/ Alan Fine
     --------------------------------            -------------------------------
     SIDNEY ACKERMAN - Secretary                 ALAN FINE - Secretary

[LOGO] NATIONAL
       BANK
       OF CANADA                    SECURITY WITH RESPECT TO AN INSURANCE POLICY
--------------------------------------------------------------------------------

1. Designation of Beneficiary. The undersigned hereby designates National Bank of Canada (the "Bank") as the beneficiary of Insurance Policy No. JR112753 issued, by THE PRUDENTIAL OF AMERICA LIFE INSURANCE COMPANY (CANADA) in respect of life insurance for ALAN I. FINE and further designates the Bank as the beneficiary of any and all renewals thereof or substitutions therefor (such policies and the amendments thereto are hereinafter collectively called the "Policies"). The undersigned may not revoke the beneficiary hereby designated without the Bank's written consent.

2. Hypothec and Assignment. The undersigned also hypothecates and assigns to the Bank the sums payable under the Policies up to the amount of $1,000,000.00 (ONE MILLION DOLLARS), together with interest as of the date hereof at the rate of twenty-five percent (25%) per annum.

3.  Obligations Secured. The security constituted hereunder shall secure:

3.1 all the obligations of ONTARIO PAINT & WALLPAPER LIMITED (the "Customer") to the Bank arising from the following credit facility or guarantee and all amendments thereto, renewals thereof or substitutions therefor: loans and credit facilities extended by the Bank to the Customer pursuant to an Offer of Finance dated August 8, 1996;

3.2 and all other present and future, direct and indirect obligations of the Customer to the Bank.

4. Possession of Policies. The undersigned shall deliver the Policies to the Bank and inform it of any and all events which could result in payment of the sums payable thereunder.

5. Premiums. The undersigned shall pay the premiums for the Policies at least ten (10) days before the expiry date thereof and shall deliver to the Bank evidence of such payment. If the undersigned fails to pay such premiums, the Bank may pay them for the undersigned, without however being bound to do so.

6. Rights of the Bank. The Bank may, without however being bound to do so, collect any and all sums payable under the Policies and exercise all rights arising from the Policies, including any right to cancel the Policies and to cash the surrender value thereof. All sums collected by the Bank may, at its discretion, be remitted to the undersigned, or they may be held by the Bank as security for the obligations referred to in section 3, or applied to the payment of such obligations, whether or not due. The Bank shall have the choice of how any such sums collected shall be applied.

7. Remedies of the Bank. The Bank may exercise its rights and recourses without being required to exercise same against the undersigned or any other person, or to realize on any other security.

8. Expenses. The undersigned shall pay all the expenses incurred by the Bank in connection herewith as well as the expenses arising from the exercise of the Bank's rights, including any premiums which the Bank may pay. The designation of the beneficiary, and the security granted herein shall also secure the payment of such expenses.

9. Mandate. The undersigned constitutes and appoints the Bank its irrevocable attorney, with power of substitution, in order to perform all acts and to sign all documents necessary or expedient for the exercise of the rights conferred on the Bank hereunder, including to endorse all cheques or payment orders made to the order of the undersigned.

10. Liability of the Bank. The Bank shall only be required to exercise reasonable care in the exercise of its rights and the performance of its obligations, and it shall be liable only for its intentional fault or gross negligence.

11. Additional Security. The rights conferred on the Bank hereunder shall be in addition to and not in substitution for any other security held by the Bank. The Bank may, however, waive any other security without affecting its rights hereunder.

12. Successor of the Bank. This agreement shall be binding upon the undersigned and enure to the benefit of the Bank and any of its successors, by way of amalgamation or otherwise.

Executed at Toronto, this 20th day of September, 1996.

Undersigned:


/s/ Sara Fay Sulley                         /s/ Alan Fine
-------------------------------------       ------------------------------------
Name of witness:                            ALAN I. FINE

ROSEDALE WALLCOVERINGS & FABRICS INC.       ONTARIO PAINT & WALLPAPER LIMITED


Per: /s/ Alan Fine                c/s       Per: /s/ Sidney Ackerman         c/s
     --------------------------------            -------------------------------
     ALAN FINE - President                       SIDNEY ACKERMAN - President


Per: /s/ Sidney Ackerman                    Per: /s/ Alan Fine
     --------------------------------            -------------------------------
     SIDNEY ACKERMAN - Secretary                 ALAN FINE - Secretary

                            CONSENT OF BENEFICIARIES

We, the undersigned ROSEDALE WALLCOVERINGS & FABRICS INC. and ONTARIO PAINT & WALLPAPER LIMITED, being the beneficiaries of the policy described above, hereby consent and agree to the designation of beneficiary, hypothec and assignment contained above in favour of the Bank, and we acknowledge that the rights of the Bank shall have priority over our rights.

DATED at Toronto this 20th day of September, 1996.

Beneficiaries:

ROSEDALE WALLCOVERINGS & FABRICS INC.       ONTARIO PAINT & WALLPAPER LIMITED

                                  c/s                                        c/s
Per: /s/ Alan Fine                          Per: /s/ Sidney Ackerman
     --------------------------------            -------------------------------
     ALAN FINE - President                       SIDNEY ACKERMAN -  President


Per: /s/ Sidney Ackerman                    Per: /s/ Alan Fine
     --------------------------------            -------------------------------
     SIDNEY ACKERMAN - Secretary                 ALAN FINE - Secretary

                                   UNDERTAKING

TO:   NATIONAL BANK OF CANADA (the "Bank")

RE: Credit facilities to Ontario Paint & Wallpaper Limited ("Ontario Paint") and Rosedale Wallcoverings & Fabrics Inc. ("Rosedale")

      - and -

      Life Insurance Policy No. JR112754 issued by The Prudential of America Life Insurance Company (Canada) to Ontario Paint on the life of Sidney A. Ackerman (the "Insured") in the initial face amount of $15,000,000.00 (the "Policy")

--------------------------------------------------------------------------------

      WHEREAS Ontario Canada Paint has assigned the proceeds of the Policy to Laurentian Bank of Canada ("Laurentian") as security for its indebtedness to Laurentian;

      AND WHEREAS Ontario Paint has assigned to the Bank $1,000,000.00 of the death benefit under the Policy pursuant to Security with Respect to an Insurance Policy dated September 20, 1996, as partial security for the indebtedness of Ontario Paint to the Bank (the "Ontario Assignment");

      AND WHEREAS Ontario Paint has assigned to the Bank a further $1,000,000.00 of the death benefit under the Policy pursuant to Security with Respect to an Insurance Policy dated September 20, 1996, as partial security for the indebtedness of Rosedale to the Bank (the "Rosedale Assignment");

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Ontario Paint undertakes, covenants and agrees as follows:

1. Ontario Paint shall take all actions necessary to ensure that not less than an aggregate $2,000,000.00 of the death benefit under the Policy is available at all times in respect of Ontario Paint's obligations to the Bank under the Ontario Assignment and the Rosedale Assignment, such that, in the event of the death of the Insured, the Bank will unconditionally receive a death benefit equal to not less than $1,000,000.00 on account of the Ontario Assignment and a second death benefit equal to not less than $1,000,000.00 on account of the Rosedale Assignment. In particular, and without limiting the generality of the foregoing, Ontario Paint shall take all actions necessary to ensure that, at all times, the death benefit payable under the Policy exceeds the total indebtedness of Ontario Paint to Laurentian by not less than $2,000,000.00.

2. On an annual basis, Ontario Paint shall provide to the Bank such documentary evidence as the Bank may in its sole discretion require, confirming and verifying that the requirements of paragraph 1 of this Undertaking have been satisfied;

3. If Ontario Paint defaults in the performance of its undertakings and agreements pursuant to either paragraph 1 or 2 of this Undertaking, Ontario Paint shall immediately arrange for and obtain a new policy of life insurance on the life of the Insured, in an amount of not less than $2,000,000.00 and containing such terms and conditions as may be satisfactory to the Bank in its sole discretion, and shall immediately assign such new policy to the Bank, in substitution for the Policy, the Ontario Assignment and the Rosedale Assignment; and

4. In the event that paragraph 3 of this Undertaking becomes applicable, the Insured undertakes and agrees to sign such documents, attend for such medical examinations and provide such information and cooperation as may be required in connection with the placing or maintaining of the insurance referred to in paragraph 3.

      DATED: October 29th, 1996.

                                             ONTARIO PAINT & WALLPAPER LIMITED


                                             Per: /s/ Sidney Ackerman
                                                  ------------------------------
                                                  SIDNEY ACKERMAN - President

                                                                             c/s
                                             Per: /s/ Alan Fine
                                                  ------------------------------
                                                  ALAN FINE - Secretary

SIGNED, SEALED and DELIVERED        )
In the presence of:                 )
                                    )
                                    )                /s/ Sidney Ackerman
/s/ [ILLEGIBLE]                     )                ---------------------------
--------------------                )                SIDNEY A. ACKERMAN

                              PRIORITIES AGREEMENT

                             National Bank of Canada
                   loans to Ontario Paint & Wallpaper Limited

      THIS AGREEMENT made the 29th day of October, 1996.

AMONG:

                        LAURENTIAN BANK OF CANADA

                        ("Laurentian")

                        - and -

                        NATIONAL BANK OF CANADA

                        ("National")

                        - and -

                        ONTARIO PAINT & WALLPAPER LIMITED

                        ("Ontario Paint")

                        - and -

                        ROSEDALE WALLCOVERINGS & FABRICS INC.

                        ("Rosedale")

WHEREAS:

A. Ontario Paint is or will be indebted or liable to each of Laurentian and National;

B. Ontario Paint has provided or will provide certain security to each of Laurentian and National to secure its respective liabilities to Laurentian and National;

C. Laurentian and National have agreed to enter into this Agreement to establish the relative rights and priorities of their respective security and the indebtedness secured thereby and Ontario Paint and Rosedale agreed to enter into this Agreement to consent to the priority and other

Laurentian / National Bank
Ontario Paint & Rosedale
Priorities Agmt
arrangements set forth in this Agreement.

NOW THEREFORE for valuable consideration, the receipt and sufficiency of which are acknowledged by each of the parties to the Agreement, the parties to this Agreement agree as follows:

1.    Definitions

      The following terms set out herein with initial capital letters shall have the meanings assigned below:

      "Demand" means the action whereby one of Laurentian or National either demands payment of the Laurentian Indebtedness or the National Indebtedness, as the case may be, or takes any steps to enforce its rights pursuant to the Laurentian Security of the National Security, as the case may be, whether directly or indirectly, whether by way of realization of the Laurentian Security of the National Security, as the case may be, or otherwise.

      "Laurentian Indebtedness" means all debts, liabilities and obligations of Ontario Paint to Laurentian from time to time outstanding whether direct or indirect and wheresoever or howsoever incurred including, without limitation, all debts, liabilities and obligations arising under and/or pursuant to the Laurentian Offer of Finance.

      "Laurentian Offer of Finance" means the offer of finance issued by North American in favour of Ontario Paint dated November 30, 1994, and subsequently assigned to Laurentian, as amended, restated and replaced from time to time.

      "Laurentian Priority Assets" means the Life Insurance Policy and the proceeds thereof.

      "Laurentian Security" means all security documents granted by Ontario Paint to North American and assigned to Laurentian, and all security documents granted by Ontario Paint to Laurentian, to secure payment and/or performance of all debts, liabilities and obligations of Ontario Paint to Laurentian together with any and all security hereafter granted by Ontario Paint to Laurentian, including, without limitation, the Agreement Re Assignment of Life Insurance Policies dated December 5, 1994, and made among Ontario Paint, North American, Ontario Paint and Rosedale, as beneficiaries, and The Prudential of America Life Insurance Company (Canada).

      "Lenders" means National and Laurentian and "Lender" means either one of them.

      "Life Insurance Policy" means life insurance policy number JR112754 on the life of Sidney A. Ackerman issued by The Prudential of America Life Insurance Company (Canada) in

Laurentian / National Bank
Ontario Paint & Rosedale
Priorities Agmt
      favour of Ontario Paint, as owner, and under which policy Ontario Paint and Rosedale have been designated beneficiaries.

      "National Indebtedness" means all debts, liabilities and obligations of Ontario Paint to National from time to time outstanding, whether direct or indirect and wheresoever or howsoever incurred including, without limitation, all debts, liabilities and obligations arising under and/or pursuant to the National Offer of Finance.

      "National Offer of Finance" means the offer of finance issued by National in favour of Ontario Paint dated August 8, 1996, as amended, restated and replaced from time to time.

      "National Priority Assets" means all assets, property and undertaking of Ontario Paint and the proceeds of all such assets, property and undertaking, but excluding the Laurentian Priority Assets.

      "National Security" means all security documents granted by Ontario Paint to National to secure payment and/or performance of all debts, liabilities and obligations of Ontario Paint to National together with any and all security hereafter granted by Ontario Paint to National.

      "North American" means North American Trust Company.

      "Realization Proceeds" shall have the meaning ascribed to such term in section 10 hereof.

      "Security" means the National Security or the Laurentian Security, as the context requires.

2.    Consent

      Notwithstanding any other term or provision in the National Security, National consents to the creation, execution, delivery, registration, filing and/or perfection of the Laurentian Security. Notwithstanding any other term or provision of the Laurentian Security, Laurentian consents to the creation, execution, delivery, registration, filing and/or perfection of the National Security.

3.    Assets over which Laurentian has Priority

      Subject to section 10 of this Agreement, the Laurentian Security and the mortgages, charges and security interests created thereby shall, with respect to the Laurentian Priority Assets, rank and be enforceable in all respects and for all purposes in priority to the National Security and the mortgages, charges and security interests created thereby.

Laurentian / National Bank
Ontario Paint & Rosedale
Priorities Agmt

4.    Assets over which National has Priority

      Subject to section 10 of this Agreement, the National Security and the mortgages, charges and security interests created thereby shall, with respect to the National Priority Assets, rank and be enforceable in all respects and for all purposes in priority to the Laurentian Security and the mortgages, charges and security interests created thereby.

5.    Mutual Subordination and Postponement

      Each of Laurentian and National hereby postpones and subordinates its Security to and in favour of the other Lender's Security to the extent necessary to give effect to the priorities referred to in this Agreement.

6.    No Effect on Priority

      The respective priorities of the National Security and the Laurentian Security established hereby, and all other rights established in, altered by or specified in this Agreement are applicable, irrespective of:

      (a) the time or order of creation, execution, delivery, attachment or perfection of the Laurentian Security of the National Security;

      (b) the method of perfection of the National Security or the Laurentian Security;

      (c) the time or order of registration or filing of financing statements, real estate charges or other recording of the National Security or the Laurentian Security;

      (d) the date or dates of any existing or future loan or any existing or future advance or advances made by either of Laurentian or National to Ontario Paint;

      (e) the date or dates of any default by Ontario Paint under the National Security or the Laurentian Security;

      (f) the date of crystallization of any floating charge contained in the National Security or the Laurentian Security; or

      (g) the date of commencement of enforcement proceedings under the National Security or the Laurentian Security.

Laurentian / National Bank
Ontario Paint & Rosedale
Priorities Agmt

7.    Limitation on Rights to Proceed

      Nothing in this Agreement shall be construed so as to entitle a Lender to receive any proceeds of realization upon any assets of Ontario Paint in respect of which such Lender does not have Security or in respect of which such Lender's Security is invalid, ineffective or unenforceable against third parties including, without limitation, Ontario Paint. Laurentian and National agree that they shall not challenge the other Lender's Security on the ground that it is invalid, ineffective or unenforceable.

8.    Notice of Enforcement by National

      National shall provide to Laurentian a copy of any written demand for payment of or any notice of the acceleration of the National Indebtedness or the National Security, forthwith after delivery of such demand or notice to Ontario Paint, provided that any failure to give the notice required hereby shall not affect the priorities established by this Agreement or give rise to any liability on the part of National.

9.    Notice of Enforcement by Laurentian

      Laurentian shall provide to National a copy of any written demand for payment of or any notice of the acceleration of the Laurentian Indebtedness or the Laurentian Security, forthwith after delivery of such demand or notice to Ontario Paint, provided that any failure to give the notice required hereby shall not affect the priorities established by this Agreement or give rise to any liability on the part of Laurentian.

10.   Proceeds of Realization

      Notwithstanding any provision of the National Security or the Laurentian Security to the contrary, all payments, proceeds and amounts received by either the Lenders from Ontario Paint after one of the Lenders has made a Demand or upon the liquidation of the assets of Ontario Paint due to the bankruptcy or insolvency of Ontario Paint or otherwise (collectively, "Realization Proceeds") shall be applied and distributed as follows:

      (a) Realization Proceeds in respect of the National Priority Assets shall be applied:

            (i) firstly, on account of the costs and expenses of the sale, collection and realization of the National Security including the costs and expenses incurred by agents of National or any receiver or receiver and manager appointed by National or of National itself and including any legal fees and disbursements incurred by National or any agent or receiver or receiver and manager appointed by National;

Laurentian / National Bank
Ontario Paint & Rosedale
Priorities Agmt

            (ii) secondly, on account of the principal, interest and other amounts due to National in respect of the National Indebtedness to the extent of the National Indebtedness;

            (iii) thirdly, on account of the principal, interest and other amounts due to Laurentian in respect of the Laurentian Indebtedness, to the extent of the Laurentian Indebtedness; and

            (iv)  fourthly, to Ontario Paint.

      (b) Realization Proceeds in respect of the Laurentian Priority Assets shall be applied:

            (i) firstly, on account of the costs and expenses of the sale, collection and realization of the Laurentian Security including the costs and expenses incurred by agents of Laurentian or any receiver or receiver and manager appointed by Laurentian or of Laurentian itself and including any legal fees and disbursements incurred by Laurentian or any agent or receiver and manager appointed by Laurentian;

            (ii) secondly, on account of the principal, interest and other amounts due to Laurentian in respect of the Laurentian Indebtedness to the extent of the Laurentian Indebtedness;

            (iii) thirdly, on account of the principal, interest and other amounts due to National in respect of the National Indebtedness, to the extent of the National Indebtedness; and

            (iv)  fourthly, to Ontario Paint.

11.   Proceeds of Insurance and Disposition

      If any of the assets of Ontario Paint are disposed of, dealt with, lost or damaged so as to give rise to proceeds (including amounts payable under insurance policies), such proceeds shall be deemed to be Realization Proceeds for the purposes of the Agreement and the priority of claims of the Lenders against such proceeds shall be determined in accordance with section 10.

12.   Trust Funds

      Subject to sections 13 and 14 hereof, Laurentian and National agree that to the extent that

Laurentian / National Bank
Ontario Paint & Rosedale
Priorities Agmt
they receive Realization Proceeds which are payable to the other Lender pursuant to the terms and provisions of this Agreement, the amount of such Realization Proceeds shall be deemed to be received or held by it in trust for the other Lender and shall be paid over to the other Lender pursuant to the terms and provisions of this Agreement forthwith after determination of the Lenders' respective entitlements thereto.

13.   Payments to Laurentian

      Nothing in this Agreement shall prevent Laurentian from receiving any payments of principal or interest or any other payment provided for in the Laurentian Offer of Finance on account of the Laurentian Indebtedness at any time prior to Demand or prior to receipt of notice by National given pursuant to section 9 hereof or prior to delivery by National of written notice pursuant to section 8 hereof.

14.   Payments to National

      Nothing in this Agreement shall prevent National from receiving any payments of principal or interest or any other payment provided for in the National Offer of Finance on account of the National Indebtedness at any time prior to Demand or prior to receipt of notice by Laurentian given pursuant to section 8 hereof or prior to delivery by Laurentian of written notice pursuant to section 9 hereof.

15.   Rights of Ontario Paint

      Nothing in this Agreement shall be construed so as to:

      (a) entitle any party not listed as a signatory to this Agreement, other than a permitted assignee of either of Laurentian or National, to receive any Realization Proceeds of any of the assets of Ontario Paint; or

      (b) confer any rights upon Ontario Paint or any person not a party to this Agreement.

If any person other than Laurentian or National shall have any valid claim to the proceeds of realization of the assets of Ontario Paint in priority to or in parity with either of Laurentian or National then this Agreement shall not apply so as to diminish the rights (as such rights would have been but for this Agreement) of Laurentian or National to the Realization Proceeds of such property or assets.

16.   Compulsory Enforcement

      Nothing in this Agreement shall require or obligate any of the Lenders to enforce its Security or realize upon the assets of Ontario Paint.

Laurentian / National Bank
Ontario Paint & Rosedale
Priorities Agmt

17.   Further Assurances

      The parties agree that they shall at all times, do, execute, acknowledge and deliver all such acts, deeds and agreements as may be reasonably necessary or desirable to give effect to the terms and provisions of the Agreement including any and all acts, deeds or agreements as may be necessary for the purpose of registering or filing notice of the terms and provisions of this Agreement.

18.   Non-Waiver of Rights

      Nothing contained in this Agreement is intended to or shall impair the obligation of Ontario Paint to pay to Laurentian the Laurentian Indebtedness or to National the National Indebtedness including, without limitation, the principal thereof and the interest thereon as and when the same shall become due and payable in accordance with their respective terms not shall anything contained herein prevent Laurentian or National from exercising any or all remedies otherwise permitted by applicable law upon default under the terms of any of the Security, subject only to the priorities created by this Agreement.

19.   Acknowledgement by Ontario Paint

      Ontario Paint acknowledges and consents to the interests of the Lenders set forth in this Agreement and undertakes to maintain and deal with all of its assets and undertaking in accordance with the terms of this Agreement.

20.   Acknowledgement by Rosedale

      Rosedale acknowledges and consents to the interests of the Lenders set forth in this Agreement and, in its capacity as a beneficiary under the Life Insurance Policy, undertakes to maintain and deal with the Life Insurance Policy in accordance with the terms of this Agreement.

21.   Notices

      Any notice required or permitted to be given pursuant to this Agreement shall be properly given if in writing and delivered by courier, personally delivered or mailed by prepaid registered mail addressed or delivered to the parties hereto as follows:

Laurentian / National Bank
Ontario Paint & Rosedale
Priorities Agmt

      (a)   if delivered to Laurentian:

            Laurentian Bank of Canada
            130 Adelaide Street West
            Toronto, Ontario
            M5H 3P5

            Attention: Mr. Giles le Riche,
                       Manager, Commercial Banking

      (b)   if delivered to National:

            National Bank of Canada
            350 Burnhamthorpe Road West
            Mississauga, Ontario
            L5B 3J1

            Attention: Mr. Steven L. Matheson,
                       Senior Account Manager

      (c)   if delivered to Ontario Paint:

            Ontario Paint & Wallpaper Limited
            731 Millway Avenue
            Concord, Ontario
            L4K 3S8

            Attention: Mr. Sidney Ackerman,
                       President

      (d)   if delivered to Rosedale:

            Rosedale Wallcoverings & Fabrics Inc.
            214 Courtland Avenue
            Concord, Ontario
            L4K 4L3

            Attention: Mr. Alan Fine,
                       President

Laurentian / National Bank
Ontario Paint & Rosedale
Priorities Agmt
or such other address as the party to whom such notice is given shall have previously, by notice in writing given in the manner aforesaid, provided to the remaining parties any such notice given hereunder shall be deemed to have been given and to become effective on the day of delivery if delivered or, in the case of notice by mail, on the fourth business day following its deposit in a government post office, provided that if the party giving the notice becomes aware of an actual or threatened postal disruption, notice shall be given only by personal delivery.

22.   Termination

      This Agreement shall continue in full force and effect until the earlier of (i) the date on which it is terminated by the mutual consent of the Lenders and (ii) the date on which payment in full is made of either of the Laurentian Indebtedness or the National Indebtedness, provided that the obligations of the Lenders to distribute Realization Proceeds in accordance with section 10 hereof shall not terminate until such time as the Realization Proceeds are distributed in accordance with the provisions of section 10 hereof.

23.   Entire Agreement

      This Agreement constitutes the entire agreement among the parties hereto in respect of its subject matter and supersedes any prior agreements, undertakings, declarations or representations, written or oral, in respect thereof. The parties hereto acknowledge that certain additional documents may be required to register notice of this Agreement where required. To the extent that there is any inconsistency in the provisions of this Agreement and the provisions of any such supplementary documents, the provisions of this Agreement shall be paramount and prevail.

24.   Enurement

      This Agreement shall be binding upon and enure to the benefit of all parties hereto and their respective successors and assigns. Neither Laurentian nor National shall assign all or any part of their respective Security without providing the assignee thereof with notice of this Agreement and a copy of this Agreement. Immediately following any such assignment, the assignor of its Security shall provide written notice of such assignment to the remaining Lender.

25.   Counterparts

      This Agreement may be executed in any number of counterparts or by facsimile, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of the Agreement to produce or account for more than once such counterpart.

Laurentian / National Bank
Ontario Paint & Rosedale
Priorities Agmt

26.   Exchange of Information

      From time to time upon request therefor, each of the Lenders shall advise the other Lender in writing of particulars of the indebtedness and liability of Ontario Paint to such lender and of all Security provided by Ontario Paint with respect thereto. Ontario Paint consents to the disclosure of information contemplated hereby.

27.   Receipt of Copy by Ontario Paint

      Ontario Paint acknowledges receipt of an executed copy of this Agreement and agrees to the terms thereof and agrees that it shall stand possessed of its assets and undertaking for Laurentian and National in accordance with the priorities set out above.

28.   Receipt of Copy by Rosedale

      Rosedale acknowledges receipt of an executed copy of the Agreement and agrees to the terms thereof and agrees that it shall stand possessed of the Life Insurance Policy for Laurentian and National in accordance with the priorities set out above.

29.   Governing Law

      This Agreement shall be governed by and interpreted in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. Nevertheless, it is acknowledged and agreed that the provisions of the Agreement shall apply to all property and assets of Ontario Paint wherever situate or located.

      IN WITNESS WHEREOF the parties have executed this Agreement on the day, month and year first above written.

                                            LAURENTIAN BANK OF CANADA


                                            Per: /s/ Giles H. le Riche
                                                 -------------------------------
                                            Name: Giles H. le Riche
                                            Title: Manager, Commercial Banking


                                            Per: /s/ W.A. Galbraith
                                                 -------------------------------
                                            Name: W.A. Galbraith
                                            Title: A.V.P., Commercial Banking

Laurentian / National Bank
Ontario Paint & Rosedale
Priorities Agmt

                                         NATIONAL BANK OF CANADA


                                         Per: /s/ Glen McLeod
                                              -------------------------------
                                         Name: GLEN McLEOD
                                         Title: Manager, Credit


                                         Per: /s/ Steven L. Matheson
                                              -------------------------------
                                         Name: Steven L. Matheson
                                         Title: SENIOR ACCOUNT MANAGER
                                                COMMERCIAL BANKING

                                         ONTARIO PAINT & WALLPAPER LIMITED
                                                                          [SEAL]


                                         Per: /s/ Sidney Ackerman  /s/ Alan Fine
                                              ----------------------------------
                                              SIDNEY ACKERMAN      ALAN FINE
                                              President            Secretary

                                         ROSEDALE WALLCOVERINGS & FABRICS
                                         INC.


                                         Per: /s/ Alan Fine  /s/ Sidney Ackerman
                                              ----------------------------------
                                              ALAN FINE      SIDNEY ACKERMAN
                                              President      Secretary

Laurentian / National Bank
Ontario Paint & Rosedale
Priorities Agmt

                               CORPORATE CERTIFICATE

TO:          NATIONAL BANK OF CANADA (the "Lender")

RE: Loan to Ontario Paint & Wallpaper Limited (the "Corporation") pursuant to Offer of Finance dated August 8, 1996

--------------------------------------------------------------------------------

             I, A DULY APPOINTED OFFICER of the Corporation, do hereby certify for and on behalf of the Corporation, as follows:

1. The Corporation was incorporated under the laws of the Province of Ontario. Attached hereto as Schedule A is a true copy of all of the articles of the Corporation. No proceedings have been taken or are pending to amend, surrender or cancel the said articles.

2. The central billing office of the Corporation is at: 731 Millway Avenue, Concord, Ontario, L4K 3S8.

3. The financial year end of the Corporation is on December 31 of each calendar year.

4. The following persons are duly elected or appointed as qualified officers and directors of the Corporation and hold the offices indicated opposite their respective names and the signatures appearing opposite their names are the signatures of those persons:

       Officers:

       NAME                   TITLE                   SIGNATURE
       ----                   -----                   ---------

                              President &
       Sidney Ackerman        Treasurer               /s/ Sidney Ackerman
                                                      -------------------

       Alan Fine              Secretary               /s/ Alan Fine
                                                      -------------------

       Directors:             Sidney Ackerman
                              Alan Fine

5. The following are the holders of all of the issued and outstanding shares of the Corporation and the number and class of shares which they hold:

             Name of Shareholder            No. & Class of Shares Held
             -------------------            --------------------------

             1010037 Ontario Inc.           20 common and
                                            20 Class "A" Special

6. There are no provisions in the articles of the Corporation or any amendments thereto, the bylaws of the Corporation or in any unanimous shareholder agreement which would restrict, limit or regulate in any way the powers of the Corporation or of its directors, to borrow money upon the credit of the Corporation, to give a guarantee on behalf of the Corporation to secure the performance of an obligation of any person, to issue, reissue, sell or pledge debt obligations of the Corporation, or to mortgage, hypothecate, pledge or otherwise create a security interest in all or any of the property of the Corporation, owned or subsequently acquired, to secure any obligation of the Corporation, or to delegate any of the said powers to a director, officer or committee of directors.

7. Attached hereto as Schedule B is a true copy of a resolution of the board of directors of the Corporation authorizing the execution and delivery of the security documents relating to the above-noted matter, which resolution was duly passed on September 20 1996, and remains in full force and effect, unamended and unrescinded, at the date hereof.

8. The by-laws of the Corporation permit the board of directors of the Corporation from time to time to direct the manner in which the person or persons by whom any particular instrument or class of instruments may or shall be signed.

             THIS CERTIFICATE shall remain in full force and effect and be binding upon the Corporation and may be acted upon by Lender until notice to the contrary or of any change in this Certificate has been given in writing to the Lender.

             DATED this 20th day of September, 1996.

                                                                             c/s
                                          /s/ Alan Fine
                                          -----------------------------
                                          ALAN FINE
                                          Secretary

                               LETTER OF GUARANTEE

TO:   NATIONAL BANK OF CANADA

1. In consideration of the National Bank of Canada (hereinafter referred to as the "Bank") dealing with ONTARIO PAINT & WALLPAPER LIMITED (hereinafter referred to as the "Customer"), the undersigned and each of them, if more than one, hereby jointly and severally guarantee payment to the Bank of all present and future debts and liabilities (direct or indirect, absolute or contingent, matured or otherwise), now or at any time and from time to time hereafter due or owing to the Bank whether incurred by the Customer alone or jointly with any corporation, person or persons, or otherwise howsoever, including all costs and disbursements incurred by the Bank in view of recovering or attempting to recover said debts and liabilities. Provided, however, that the liability of the undersigned, and of each of the undersigned herein, is limited to ONE MILLION 00/100 Dollars($1,000,000.00), with interest thereon from the date of demand of payment, at the rate agreed upon, between the Bank and the Customer.

2. In this guarantee, the word "Guarantor" shall mean the undersigned and if there is more than one, it shall mean each of them.

3. This guarantee shall not be affected by the death or loss or diminution of capacity of the Customer or of the Guarantor or by any change in the name of the Customer in the membership of the firm of the Customer through the death or retirement of one or more partners or the introduction of one or more other partners or otherwise, or by the acquisition of the business of the Customer by a corporation, firm or person, or by any change whatsoever in the objects, capital structure or constitution of the Customer, or by the Customer or the business of the Customer being amalgamated with a firm or corporation but shall, notwithstanding the happening of any such event, continue to exist and apply to the full extent as if such event has not happened. The Guarantor agrees to monitor changes in the financial position of the Customer and hereby releases the Bank from any liability resulting therefrom.

4. All monies, advances renewals and credits in fact borrowed or obtained from the Bank shall be deemed to form part of the debts and liabilities, notwithstanding any lack or limitation of status or of power, incapacity or disability of the Customer or of the directors, partners or agents thereof, or that the Customer may not be a legal or suable entity, or any irregularity, defect or informality in the borrowing or obtaining of such monies, advances, renewals or credits, the whole whether known to the Bank or not; and any sum which may not be recoverable from the Guarantor on the footing of a guarantee shall be recoverable from the Guarantor as sole and principal debtor in respect thereof and shall be paid to the Bank on demand with interest and accessories as herein provided.

5. This guarantee shall continue and be enforceable notwithstanding any amalgamation of the Bank with any other bank(s), financial institution(s) or other corporation(s), and any further amalgamation, in which event this guarantee shall also extend to all debts and liabilities then or thereafter owed by the Customer to the amalgamated bank. Furthermore, all security, real or personal, moveable or immoveable, which have been or will be given by the Guarantor for the said debts and liabilities shall be valid in the hands of the Bank, as well as its successors and assigns.

6. It is further agreed that this shall be a continuing guarantee, and shall cover and secure any ultimate balance owing to the Bank.

7. This guarantee shall bind the Guarantor together with his heirs, successors, executors, administrators, legal representatives and assigns until termination thereof by notice in writing to the manager of the branch of the Bank at which the account of the Customer is kept, but such termination by any of the guarantors or their respective heirs, successors, executors, administrators, legal representatives or assigns shall not prevent the continuance of the liability hereunder of any other guarantor. Such termination shall apply only to those debts or liabilities of the Customer incurred or arising after reception of the notice by the Bank, but not in respect of any prior debts or liabilities, matured or not. The notice of termination shall have no effect on those debts or liabilities incurred after reception of said notice which will result from express or implied commitments made prior to reception.

8. This guarantee will not be diminished or modified on account of any act on the part of the Bank which would prevent subrogation from operating in favour of the Guarantor. It is further agreed that the Bank, without exonerating in whole or in part the Guarantor, may grant time, renewals, extensions, indulgences, releases and discharges to, may take security from, and give up or release any or part of the security held, may abstain from taking, perfecting, registering or renewing security or from realizing on security, may accept compositions and otherwise deal with the Customer and with any other person or persons, including any of the guarantors, and dispose of any security held by the Bank as it may see fit, and that all dividends and monies received by the Bank from the Customer or from any other person, capable of being applied by the Bank in reduction of the debts and liabilities hereby guaranteed, shall be considered for all purposes as payment in gross which the Bank shall have the right to apply as it may see fit, not being bound by the law of imputation, and the Bank shall be entitled to prove against the estate of the Customer upon any insolvency or winding up, in respect of the whole said debts and liabilities. The Guarantor shall have no right to be subrogated to the Bank until the Bank shall have received payment in full of its claims against the Customer with interest and costs.

9. If any circumstances arise necessitating the Bank to file its claim against the estate of the Customer and to value its security, it will be entitled to place such Valuation as the Bank may in its discretion see fit, and the filing of such claim and the valuation of its security shall in no way prejudice or restrict its rights against the Guarantor.

10. The Bank shall not be obliged to exhaust its recourse against the Customer or other persons or the security it may hold before being entitled to payment from the Guarantor of each and every of the debts and liabilities hereby guaranteed and it shall not be obliged to offer or deliver its security before its whole claim has been paid. The Guarantor waives all benefits of discussion and division.

11. All indebtedness and liability, present and future of the Customer to the Guarantor are hereby assigned to the Bank and postponed to the present and future debts and liabilities of the Customer to the Bank. All monies received from the Customer or on his behalf by the Guarantor shall be held as in his capacity as agent, mandatary and trustee for the Bank and shall be paid over to the Bank forthwith. This provision will remain in full force and effect, notwithstanding the termination of the guarantee pursuant to the provisions of paragraph 7 in which event it will terminate when the debts and liabilities of the Customer to the Bank covered by this guarantee pursuant to paragraph 7 hereof have been paid in full.

12. This guarantee is in addition to and not in substitution for any other guarantee, by whomsoever given, at any time held by the Bank, and without prejudice to any other security by whomsoever given held at any time by the Bank and the Bank shall be under no obligation to marshall in favour of the Guarantor any such security or any of the funds or assets the Bank may be entitled to receive or have a claim upon.

13. The Guarantor shall be bound by any account settled between the Bank and the Customer and, if no such account has been so settled any account stated by the Bank shall be accepted by the Guarantor as conclusive evidence of the amount which at the date of the account so stated is due by the Customer to the Bank.

14. The Guarantor shall make payment to the Bank of the amount of his liability forthwith after demand therefor is made in writing. Such demand shall be deemed to have been effectually made when an envelope containing it addressed to the Guarantor at his last address known to the Bank is deposited postage prepaid in the Post Office. The liability of the Guarantor shall bear interest from the date of such demand at the rate or rates then applicable to the debts and liabilities of the Customer to the Bank.

15. This guarantee and agreement shall be operative and binding upon every signatory thereof notwithstanding the non-execution thereof by any other proposed signatory or signatories, and possession of this instrument by the Bank shall be conclusive evidence against the Guarantor that this instrument was not delivered in escrow or pursuant to any agreement that it should not be effective until any condition has been complied with. None of the parties shall be bound by any representation or promise made by any person relative thereto which is not embodied herein. The liability of the Guarantor hereunder begins on the date of his signature on this letter of guarantee.

16. This guarantee shall be binding upon the undersigned and any of them, if more than one, jointly and severally between them and with the Customer and also upon the heirs, executors, administrators and successors of the Guarantor and will extend to and enure to the benefit of the successors and assigns of the Bank. Each and every provision hereof is severable and should any provision hereof be illegal or not enforceable for any reason whatsoever, such illegality or invalidity shall not affect the other provisions hereof which shall remain in force and be binding on the parties hereto.

17. The Guarantor acknowledges having read and taken cognizance of the present Letter or Guarantee before signing it and declares that he understands perfectly the terms, conditions and undertakings contained therein.

18. This Letter of Guarantee shall be construed in accordance with the laws of the Province of Ontario and the Guarantor agrees that any legal suit, action or proceeding arising out of or relating to this Letter of Guarantee may be instituted in the courts of such province, and the Guarantor hereby accepts and irrevocably submits to the jurisdiction of the said courts, and acknowledges their competence and agrees to be bound by any judgment thereof, provided that nothing herein shall limit the Bank's right to bring proceedings against the Guarantor elsewhere.

       AS WITNESS the hand and seal of the Guarantor, at Toronto this 20th day of September 1996

SIGNED, SEALED AND DELIVERED

IN THE PRESENCE OF

                                          Signature

                                          1010037 ONTARIO INC.
-------------------------------------     --------------------------------------
(Please print)                            Per: /s/ Sidney Ackerman
-------------------------------------     --------------------------------------
(Please print)                                 SIDNEY ACKERMAN - President
-------------------------------------     --------------------------------------
(Please print)                            Per: /s/ Alan Fine
-------------------------------------     --------------------------------------
(Please print)                                 ALAN FINE - Secretary
-------------------------------------     --------------------------------------
(Please print)
-------------------------------------     --------------------------------------
(Please print)
-------------------------------------     --------------------------------------
(Please print)

I (we) hereby acknowledge that a copy of this Letter of Guarantee was handed over to me (us) on the date hereof.

Signature of Guarantor(s).

1010037 ONTARIO INC.
-------------------------------------
Per: /s/ Sidney Ackerman
-------------------------------------
     SIDNEY ACKERMAN - President
-------------------------------------
Per: /s/ Alan Fine
-------------------------------------
     ALAN FINE - Secretary
-------------------------------------

-------------------------------------

[LOGO] NATIONAL                                       RESOLUTION RE: GUARANTEE
       BANK                                           (REF.: Permanent
       OF CANADA                                      Instructions 230-01)
--------------------------------------------------------------------------------

                                   RESOLUTION
                          OF THE BOARD OF DIRECTORS OF

                              1010037 ONTARIO INC.
                          ----------------------------
                             (Name of Corporation)

             In consideration of the loans and advances of money granted or which may be granted by National Bank of Canada (the "Bank") to its Customer, ONTARIO PAINT & WALLPAPER LIMITED, for the purpose of its business, and generally, in consideration of the business relations between the Bank and its Customer as well as the business relations between the said Customer and this Corporation, and whereas the financial assistance provided to the said Customer in the manner hereinafter referred to is in the best interests of this Corporation;

Now therefore be it resolved:

             That this Corporation be and is hereby authorized to guarantee the payment of all sums of money, which ONTARIO PAINT & WALLPAPER LIMITED, the Customer owes or in the future may owe to the Bank up to a principal amount of ONE MILLION DOLLARS ($1,000,000.00) together with interest, costs and accessories. Such guarantee shall bind this Corporation jointly and severally with the Customer and shall be subject to all the terms and conditions set out on the form used at the Bank, entitled "Letter of Guarantee", a copy of which is attached hereto after having been submitted to the Directors and that Mr. Sidney Ackerman and Mr. Alan Fine, respectively the President and the Secretary, be authorized and instructed to jointly sign and execute the said guarantee for and on behalf and in the name of the Corporation and that the financial assistance provided by this Corporation to the said Customer in the said guarantee and any security required from time to time by the Bank in connection with the said guarantee is in the best interests of this Corporation.

             The foregoing is certified to be a true copy of a Resolution of the Board of Directors of 1010037 ONTARIO INC. duly passed on the 20th day of September, 1996, which remains in full force and effect.

             DATED at Toronto this 20th day of September, 1996.

                                                                             c/s
                                                /s/ Alan Fine
                                                --------------------------------
                                                ALAN FINE
                                                Secretary

       NATIONAL
[LOGO] BANK
       OF CANADA                                         SUBORDINATION AGREEMENT
--------------------------------------------------------------------------------

1. Subordination For good and valuable consideration, the undersigned hereby agrees that the payment of any and all debts and sums of money which now are or may hereafter become due or owing by ONTARIO PAINT & WALLPAPER LIMITED (the "Customer") shall be subordinated in all respects to the payment of the Customer's obligations to National Bank of Canada (the "Bank"); the debts and sums of money due or owing to the undersigned by the Customer are hereinafter called the "Subordinated Debts".

2. Effects of Subordination As a result of such subordination, the undersigned agrees that payment of the Subordinated Debts shall become due and payable and shall be made only after the payment of any and all obligations of the Customer to the Bank. Any security securing the Subordinated Debts shall rank after the rights of the Bank against the Customer, even if the Bank were not to have security on the Customer's property.

3. Delivery of Sums Collected Should the undersigned nonetheless receive sums of money in payment of the Subordinated Debts, he shall hold such sums as a depositary and trustee for the Bank, and shall deliver the same to the Bank without delay.

4. Assignment As additional security for the payment of the Customer's obligations to the Bank, the undersigned hereby assigns the Subordinated Debts to the Bank.

5. Rights of the Bank All sums which the Bank may receive hereunder may, at its discretion, be held as security for the Customer's obligations to the Bank or may be applied to the payment of such obligations, whether or not due. The Bank shall have the choice of how any such sums collected shall be applied.

6. Interpretation The Customer's obligations to the Bank referred to hereunder shall be any and all direct and indirect, present and future indebtedness and obligations of the Customer to the Bank.

7. Successor of the Bank This agreement shall be binding upon the undersigned and enure to the benefit of the Bank and any of its successors, by way of amalgamation or otherwise.

Executed at Toronto, this 20th day of September, 1996.

Witness                                   Signature(s)

                                          1010037 ONTARIO INC.
-----------------------------------       -------------------------------------
                                          Per: /s/ Sidney Ackerman        c/s
                                          -------------------------------------
                                               SIDNEY ACKERMAN -- President
                                          -------------------------------------
                                          Per: /s/ Alan Fine
                                          -------------------------------------
                                               ALAN FINE -- Secretary

                                   ACCEPTANCE

The Customer named in the Subordination Agreement hereinabove acknowledges having received a copy and having taken cognizance thereof and further agrees to comply therewith.

Executed at Toronto, this 20th  day of September, 1996.

Witness                                   Signature(s)

                                          ONTARIO PAINT & WALLPAPER LIMITED
-----------------------------------       -------------------------------------
                                          Per: /s/ Sidney Ackerman        c/s
                                          -------------------------------------
                                               SIDNEY ACKERMAN -- President
                                          -------------------------------------
                                          Per: /s/ Alan Fine
                                          -------------------------------------
                                               ALAN FINE -- Secretary

                       (RESOLUTION OF CREDITOR CORPORATION
                           RE SUBORDINATION AGREEMENT)


                                   RESOLUTION

                          OF THE BOARD OF DIRECTORS OF


                              1010037 ONTARIO INC.

                              --------------------

      In consideration of leases, loans and advances made or to be made by National Bank of Canada to ONTARIO PAINT & WALLPAPER LIMITED (hereinafter called the "Customer"), and in consideration of business dealings between the said Bank and the Customer as well as business dealings between the said Customer and the corporation.


Now therefore be it resolved

      That the payment of all debts, demands and choses in action which are now due or which may hereafter become due to the corporation by the Customer be postponed to payment in full of all present and future indebtedness and other liabilities of the Customer towards the National Bank of Canada, and this in conformity with and subject to all the clauses and conditions appearing in the form in use by the said Bank and entitled "Subordination Agreement" No. 11221, a copy of which is annexed to the present resolution after having been submitted to the directors, and that Sidney Ackerman and Alan Fine, respectively the President and the Secretary, be and are hereby authorized and instructed to jointly sign and execute the aforesaid subordination agreement for and on behalf and in the name of the corporation.

      The foregoing is certified to be a true copy of a Resolution of the Board of Directors of 1010037 ONTARIO INC. duly adopted on the 20th day of September, 1996.

      Dated at Toronto this 20th day of September, 1996.

                                          /s/ Alan Fine                 c/s
                                          ----------------------------------
                                          ALAN FINE
                                          Secretary

       NATIONAL
[LOGO] BANK
       OF CANADA                                         SUBORDINATION AGREEMENT
--------------------------------------------------------------------------------

1. Subordination For good and valuable consideration, the undersigned hereby agrees that the payment of any and all debts and sums of money which now are or may hereafter become due or owing by ONTARIO PAINT AND WALLPAPER LIMITED (the "Customer") shall be subordinated in all respects to the payment of the Customer's obligations to National Bank of Canada (the "Bank"); the debts and sums of money due or owing to the undersigned by the Customer are hereinafter called the "Subordinated Debts".

2. Effects of Subordination As a result of such subordination, the undersigned agrees that payment of the Subordinated Debts shall become due and payable and shall be made only after the payment of any and all obligations of the Customer to the Bank. Any security securing the Subordinated Debts shall rank after the rights of the Bank against the Customer, even if the Bank were not to have security on the Customer's property.

3. Delivery of Sums Collected Should the undersigned nonetheless receive sums of money in payment of the Subordinated Debts, he shall hold such sums as a depositary and trustee for the Bank, and shall deliver the same to the Bank without delay.

4. Assignment As additional security for the payment of the Customer's obligations to the Bank, the undersigned hereby assigns the Subordinated Debts to the Bank.

5. Rights of the Bank All sums which the Bank may receive hereunder may, at its discretion, be held as security for the Customer's obligations to the Bank or may be applied to the payment of such obligations, whether or not due. The Bank shall have the choice of how any such sums collected shall be applied.

6. Interpretation The Customer's obligations to the Bank referred to hereunder shall be any and all direct and indirect, present and future indebtedness and obligations of the Customer to the Bank.

7. Successor of the Bank This agreement shall be binding upon the undersigned and enure to the benefit of the Bank and any of its successors, by way of amalgamation or otherwise.

Executed at                            , this     day of              , 1996.
           ----------------------------      -----      --------------

Witness                                   Signature(s)

                                          1010037 ONTARIO INC.
-----------------------------------       -------------------------------------
                                          Per:                            c/s
                                          -------------------------------------
                                               SIDNEY ACKERMAN -- President
                                          -------------------------------------
                                          Per:
                                          -------------------------------------
                                               ALAN FINE -- Secretary

                                   ACCEPTANCE

The Customer named in the Subordination Agreement hereinabove acknowledges having received a copy and having taken cognizance thereof and further agrees to comply therewith.

Executed at                            , this     day of              , 1996.
           ----------------------------      -----      --------------

Witness                                   Signature(s)

                                          ONTARIO PAINT & WALLPAPER LIMITED
-----------------------------------       -------------------------------------
                                          Per:                            c/s
                                          -------------------------------------
                                               SIDNEY ACKERMAN -- President
                                          -------------------------------------
                                          Per:
                                          -------------------------------------
                                               ALAN FINE -- Secretary

                        RESOLUTION OF DEBTOR CORPORATION
                           RE SUBORDINATION AGREEMENT


                                   RESOLUTION

                          OF THE BOARD OF DIRECTORS OF


                        ONTARIO PAINT & WALLPAPER LIMITED

                              ---------------------

      In consideration of loans and advances made or to be made by National Bank of Canada to the corporation and generally in consideration of business dealings between the said Bank and the corporation as well as business dealings between the corporation and 1010037 ONTARIO INC.,


Now therefore be it resolved

      That the corporation acknowledge receipt of the notice of the subordination agreement made on form No. 11221 a copy of which is annexed to the present resolution after having been submitted to the directors and that the corporation accept the assignment and transfer in favour of National Bank of Canada included in the said agreement and that Mr. Sidney Ackerman, President of the corporation, and Mr. Alan Fine, Secretary of the corporation, be and are hereby authorized and instructed to jointly sign the acknowledgment and acceptance on the aforesaid subordination agreement for and on behalf and in the name of the corporation.

      The foregoing is certified to be a true copy of a Resolution of the Board of Directors of ONTARIO PAINT & WALLPAPER LIMITED duly adopted on the 20th day of September, 1996.

      Dated at Toronto this 20th day of September, 1996.


                                          /s/ Alan Fine              c/s
                                          ---------------------------------
                                          ALAN FINE
                                          Secretary

       NATIONAL
[LOGO] BANK
       OF CANADA                                         SUBORDINATION AGREEMENT
--------------------------------------------------------------------------------

1. Subordination For good and valuable consideration, the undersigned hereby agrees that the payment of any and all debts and sums of money which now are or may hereafter become due or owing by ONTARIO PAINT AND WALLPAPER LIMITED (the "Customer") shall be subordinated in all respects to the payment of the Customer's obligations to National Bank of Canada (the "Bank"); the debts and sums of money due or owing to the undersigned by the Customer are hereinafter called the "Subordinated Debts".

2. Effects of Subordination As a result of such subordination, the undersigned agrees that payment of the Subordinated Debts shall become due and payable and shall be made only after the payment of any and all obligations of the Customer to the Bank. Any security securing the Subordinated Debts shall rank after the rights of the Bank against the Customer, even if the Bank were not to have security on the Customer's property.

3. Delivery of Sums Collected Should the undersigned nonetheless receive sums of money in payment of the Subordinated Debts, he shall hold such sums as a depositary and trustee for the Bank, and shall deliver the same to the Bank without delay.

4. Assignment As additional security for the payment of the Customer's obligations to the Bank, the undersigned hereby assigns the Subordinated Debts to the Bank.

5. Rights of the Bank All sums which the Bank may receive hereunder may, at its discretion, be held as security for the Customer's obligations to the Bank or may be applied to the payment of such obligations, whether or not due. The Bank shall have the choice of how any such sums collected shall be applied.

6. Interpretation The Customer's obligations to the Bank referred to hereunder shall be any and all direct and indirect, present and future indebtedness and obligations of the Customer to the Bank.

7.Successor of the Bank This agreement shall be binding upon the undersigned and enure to the benefit of the Bank and any of its successors, by way of amalgamation or otherwise.

Executed at                            , this     day of              , 1996.
           ----------------------------      -----      --------------

Witness                                   Signature(s)

                                          1010037 ONTARIO INC.
-----------------------------------       -------------------------------------
                                          Per:                            c/s
                                          -------------------------------------
                                               SIDNEY ACKERMAN -- President
                                          -------------------------------------
                                          Per:
                                          -------------------------------------
                                               ALAN FINE -- Secretary

                                   ACCEPTANCE

The Customer named in the Subordination Agreement hereinabove acknowledges having received a copy and having taken cognizance thereof and further agrees to comply therewith.

Executed at                            , this     day of              , 1996.
           ----------------------------      -----      --------------

Witness                                   Signature(s)

                                          ONTARIO PAINT & WALLPAPER LIMITED
-----------------------------------       -------------------------------------
                                          Per:                            c/s
                                          -------------------------------------
                                               SIDNEY ACKERMAN -- President
                                          -------------------------------------
                                          Per:
                                          -------------------------------------
                                               ALAN FINE -- Secretary

                              CORPORATE CERTIFICATE

TO:   NATIONAL BANK OF CANADA (the "Lender")

RE: National Bank of Canada credit facilities to Ontario Paint & Wallpaper Limited - Guarantee and Subordination by 1010037 Ontario Inc. (the "Corporation")

--------------------------------------------------------------------------------

            I, A DULY APPOINTED OFFICER of the Corporation, do hereby certify for and on behalf of the Corporation, as follows:

1. The Corporation was incorporated under the laws of the Province of Ontario. Attached hereto as Schedule A is a true copy of all of the articles of the Corporation. No proceedings have been taken or are pending to amend, surrender or cancel the said articles.

2. The following persons are duly elected or appointed as qualified officers and directors of the Corporation and hold the offices indicated opposite their respective names and the signatures appearing opposite their names are the signatures of those persons:

      Officers:

      NAME              TITLE              SIGNATURE
      ----              -----              ---------

      Sidney Ackerman   President          /s/ Sidney Ackerman
                                           --------------------------

      Alan Fine         Secretary          /s/ Alan Fine
                                           --------------------------

      Directors:
                              Sidney Ackerman
                              Alan Fine


3. There are no provisions in the articles of the Corporation or any amendments thereto, the bylaws of the Corporation or in any unanimous shareholder agreement which would restrict, limit or regulate in any way the powers of the Corporation or of its directors, to borrow money upon the credit of the Corporation, to give a guarantee on behalf of the Corporation to secure the performance of an obligation of any person, to issue, reissue, sell or pledge debt obligations of the Corporation, or to mortgage, hypothecate, pledge or otherwise create a security interest in all or any of the property of the Corporation, owned or subsequently acquired, to secure any obligation of the Corporation, or to delegate any of the said powers to a director, officer or committee of directors.

4. Attached hereto as Schedule B is a true copy of a resolution of the board of directors of the Corporation authorizing the execution and delivery of the security documents relating to the above-noted matter, which resolution was duly passed on September 20, 1996, and remains in full force and effect, unamended and unrescinded, at the date hereof.

5. The by-laws of the Corporation permit the board of directors of the Corporation from time to time to direct the manner in which the person or persons by whom any particular instrument or class of instruments may or shall be signed.

6. I have read the provisions of section 20 of the Business Corporations Act (Ontario) and have had the said provisions explained to me by legal counsel. The execution and delivery of the guarantee by the Corporation to the Lender and the performance by the Corporation of its obligations pursuant to the guarantee do not contravene the said section 20 for the following reason:

            The Corporation is a holding body corporate of the corporation the debts of which are guaranteed pursuant to the guarantee.

      I have made such investigations and inquiries as I have deemed necessary for the purpose of making the foregoing statements.

            THIS CERTIFICATE shall remain in full force and effect and be binding upon the Corporation and may be acted upon by the Lender until notice to the contrary or of any change in this certificate has been given in writing to the Lender.

            DATED this 20th day of September, 1996.

                                          /s/ Alan Fine                 c/s
                                          -----------------------------------
                                          ALAN FINE
                                          Secretary

                               LETTER OF GUARANTEE

TO:   NATIONAL BANK OF CANADA

1. In consideration of the National Bank of Canada (hereinafter referred to as the "Bank") dealing with

                        ONTARIO PAINT & WALLPAPER LIMITED
(hereinafter referred to as the "Customer"), the undersigned and each of them, if more than one, hereby jointly and severally guarantee payment to the Bank of all present and future debts and liabilities (direct or indirect, absolute or contingent, matured or otherwise), now or at any time and from time to time hereafter due or owing to the Bank whether incurred by the Customer alone or jointly with any corporation, person or persons, or otherwise howsoever, including all costs and disbursements incurred by the Bank in view of recovering or attempting to recover said debts and liabilities. Provided, however, that the liability of the undersigned, and of each of the undersigned herein, is limited to FIVE HUNDRED THOUSAND 00/100 Dollars ($ 500,000.00) with interest thereon from the date of demand of payment, at the rate agreed upon, between the Bank and the Customer.

2. In this guarantee, the word "Guarantor" shall mean the undersigned and if there is more than one, it shall mean each of them.

3. This guarantee shall not be affected by the death or loss or diminution of capacity of the Customer or of the Guarantor or by any change in the name of the Customer in the membership of the firm of the Customer through the death or retirement of one or more partners or the introduction of one or more other partners or otherwise, or by the acquisition of the business of the Customer by a corporation, firm or person, or by any change whatsoever in the objects, capital structure or constitution of the Customer, or by the Customer or the business of the Customer being amalgamated with a firm or corporation but shall, notwithstanding the happening of any such event, continue to exist and apply to the full extent as if such event has not happened. The Guarantor agrees to monitor changes in the financial position of the Customer and hereby releases the Bank from any liability resulting therefrom.

4. All monies, advances renewals and credits in fact borrowed or obtained from the Bank shall be deemed to form part of the debts and liabilities, notwithstanding any lack or limitation of status or of power, incapacity or disability of the Customer or of the directors, partners or agents thereof, or that the Customer may not be a legal or suable entity, or any irregularity, defect or informality in the borrowing or obtaining of such monies, advances, renewals or credits, the whole whether known to the Bank or not; and any sum which may not be recoverable from the Guarantor on the footing of a guarantee shall be recoverable from the Guarantor as sole and principal debtor in respect thereof and shall be paid to the Bank on demand with interest and accessories as herein provided.

5. This guarantee shall continue and be enforceable notwithstanding any amalgamation of the Bank with any other bank(s), financial institution(s) or other corporation(s), and any further amalgamation, in which event this guarantee shall also extend to all debts and liabilities then or thereafter owed by the Customer to the amalgamated bank. Furthermore, all security, real or personal, moveable or immoveable, which have been or will be given by the Guarantor for the said debts and liabilities shall be valid in the hands of the Bank, as well as its successors and assigns.

6. It is further agreed that this shall be a continuing guarantee, and shall cover and secure any ultimate balance owing to the Bank.

7. This guarantee shall bind the Guarantor together with his heirs, successors, executors, administrators, legal representatives and assigns until termination thereof by notice in writing to the manager of the branch of the Bank at which the account of the Customer is kept, but such termination by any of the guarantors or their respective heirs, successors, executors, administrators, legal representatives or assigns shall not prevent the continuance of the liability hereunder of any other guarantor. Such termination shall apply only to those debts or liabilities of the Customer incurred or arising after reception of the notice by the Bank, but not in respect of any prior debts or liabilities, matured or not. The notice of termination shall have no effect on those debts or liabilities incurred after reception of said notice which will result from express or implied commitments made prior to reception.

8. This guarantee will not be diminished or modified on account of any act on the part of the Bank which would prevent subrogation from operating in favour of the Guarantor. It is further agreed that the Bank, without exonerating in whole or in part the Guarantor, may grant time, renewals, extensions, indulgences, releases and discharges to, may take security from, and give up or release any or part of the security held, may abstain from taking, perfecting, registering or renewing security or from realizing on security, may accept compositions and otherwise deal with the Customer and with any other person or persons, including any of the guarantors, and dispose of any security held by the Bank as it may see fit, and that all dividends and monies received by the Bank from the Customer or from any other person, capable of being applied by the Bank in reduction of the debts and liabilities hereby guaranteed, shall be considered for all purposes as payment in gross which the Bank shall have the right to apply as it may see fit, not being bound by the law of imputation, and the Bank shall be entitled to prove against the estate of the Customer upon any insolvency or winding up, in respect of the whole said debts and liabilities. The Guarantor shall have no right to be subrogated to the Bank until the Bank shall have received payment in full of its claims against the Customer with interest and costs.

9. If any circumstances arise necessitating the Bank to file its claim against the estate of the Customer and to value its security, it will be entitled to place such valuation as the Bank may in its discretion see fit, and the filing of such claim and the valuation of its security shall in no way prejudice or restrict its rights against the Guarantor.

10. The Bank shall not be obliged to exhaust its recourse against the Customer or other persons or the security it may hold before being entitled to payment from the Guarantor of each and every of the debts and liabilities hereby guaranteed and it shall not be obliged to offer or deliver its security before its whole claim has been paid. The Guarantor waives all benefits of discussion and division.

11. All indebtedness and liability, present and future of the Customer to the Guarantor are hereby assigned to the Bank and postponed to the present and future debts and liabilities of the Customer to the Bank. All monies received from the Customer or on his behalf by the Guarantor shall be held as in his capacity as agent, mandatary and trustee for the Bank and shall be paid over to the Bank forthwith. This provision will remain in full force and effect, notwithstanding the termination of the guarantee pursuant to the provisions of paragraph 7 in which event it will terminate when the debts and liabilities of the Customer to the Bank covered by this guarantee pursuant to paragraph 7 hereof have been paid in full.

12. This guarantee is in addition to and not in substitution for any other guarantee, by whomsoever given, at any time held by the Bank, and without prejudice to any other security by whomsoever given held at any time by the Bank and the Bank shall be under no obligation to marshall in favour of the Guarantor any such security or any of the funds or assets the Bank may be entitled to receive or have a claim upon.

13. The Guarantor shall be bound by any account settled between the Bank and the Customer and, if no such account has been so settled any account stated by the Bank shall be accepted by the Guarantor as conclusive evidence of the amount which at the date of the account so stated is due by the Customer to the Bank.

14. The Guarantor shall make payment to the Bank of the amount of his liability forthwith after demand therefor is made in writing. Such demand shall be deemed to have been effectually made when an envelope containing it addressed to the Guarantor at his last address known to the Bank is deposited postage prepaid in the Post Office. The liability of the Guarantor shall bear interest from the date of such demand at the rate or rates then applicable to the debts and liabilities of the Customer to the Bank.

15. This guarantee and agreement shall be operative and binding upon every signatory thereof notwithstanding the non-execution thereof by any other proposed signatory or signatories, and possession of this instrument by the Bank shall be conclusive evidence against the Guarantor that this instrument was not delivered in escrow or pursuant to any agreement that it should not be effective until any condition has been complied with. None of the parties shall be bound by any representation or promise made by any person relative thereto which is not embodied herein. The liability of the Guarantor hereunder begins on the date of his signature on this letter of guarantee.

16. This guarantee shall be binding upon the undersigned and any of them, if more than one, jointly and severally between them and with the Customer and also upon the heirs, executors, administrators and successors of the Guarantor and will extend to and enure to the benefit of the successors and assigns of the Bank. Each and every provision hereof is severable and should any provision hereof be illegal or not enforceable for any reason whatsoever, such illegality or invalidity shall not affect the other provisions hereof which shall remain in force and be binding on the parties hereto.

17. The Guarantor acknowledges having read and taken cognizance of the present Letter or Guarantee before signing it and declares that he understands perfectly the terms, conditions and undertakings contained therein.

18. This Letter of Guarantee shall be construed in accordance with the laws of the Province of Ontario and the Guarantor agrees that any legal suit, action or proceeding arising out of or relating to this Letter of Guarantee may be instituted in the courts of such province, and the Guarantor hereby accepts and irrevocably submits to the jurisdiction of the said courts, and acknowledges their competence and agrees to be bound by any judgment thereof, provided that nothing herein shall limit the Bank's right to bring proceedings against the Guarantor elsewhere.

      AS WITNESS the hand and seal of the Guarantor, at Toronto this 20th day of September 1996.

SIGNED, SEALED AND DELIVERED

IN THE PRESENCE OF                        Signature
                                          ROSEDALE WALLCOVERINGS & FABRICS
                                          INC.
-----------------------------------       --------------------------------------
(Please print)
                                          Per: /s/ Alan Fine
-----------------------------------       --------------------------------------
(Please print)                                 ALAN FINE - President

-----------------------------------       --------------------------------------
(Please print)
                                           Per:  /s/ Sidney Ackerman
-----------------------------------       --------------------------------------
(Please print)                                   SIDNEY ACKERMAN -- Secretary

-----------------------------------       --------------------------------------
(Please print)

-----------------------------------       --------------------------------------
(Please print)

-----------------------------------       --------------------------------------
(Please print)


I (we) hereby acknowledge that a copy of this Letter of Guarantee was handed over to me (us) on the date hereof.

Signature of Guarantor(s).

ROSEDALE WALLCOVERINGS & FABRICS
INC.
-----------------------------------
Per: /s/ Alan Fine
-----------------------------------
     ALAN FINE - President
-----------------------------------

-----------------------------------
Per:  /s/ Sidney Ackerman
-----------------------------------
      SIDNEY ACKERMAN -- Secretary
-----------------------------------

-----------------------------------

       NATIONAL
[LOGO] BANK
       OF CANADA                                        RESOLUTION RE: GUARANTEE
--------------------------------------------------------------------------------

                                   RESOLUTION
                          OF THE BOARD OF DIRECTORS OF


                      ROSEDALE WALLCOVERINGS & FABRICS INC.

                         -------------------------------
                              (Name of Corporation)

      In consideration of the loans and advances of money granted or which may be granted by National Bank of Canada (the "Bank") to its Customer, ONTARIO PAINT & WALLPAPER LIMITED, for the purpose of its business, and generally, in consideration of the business relations between the Bank and its Customer as well as the business relations between the said Customer and this Corporation, and whereas the financial assistance provided to the said Customer in the manner hereinafter referred to is in the best interests of this Corporation;

Now therefore be it resolved:

      That this Corporation be and is hereby authorized to guarantee the payment of all sums of money, which ONTARIO PAINT & WALLPAPER LIMITED, the Customer owes or in the future may owe to the Bank up to a principal amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) together with interest, costs and accessories. Such guarantee shall bind this Corporation jointly and severally with the Customer and shall be subject to all the terms and conditions set out on the form used at the Bank, entitled "Letter of Guarantee", a copy of which is attached hereto after having been submitted to the Directors and that Mr. Sidney Ackerman and Mr. Alan Fine, respectively the President and the Secretary, be authorized and instructed to jointly sign and execute the said guarantee for and on behalf and in the name of the Corporation and that the financial assistance provided by this Corporation to the said Customer in the said guarantee and any security required from time to time by the Bank in connection with the said guarantee is in the best interests of this Corporation.

      The foregoing is certified to be a true copy of a Resolution of the Board of Directors of ROSEDALE WALLCOVERINGS & FABRICS INC. duly passed on the 20th day of September 1996, which remains in full force and effect.

      DATED at Toronto this 20th day of September, 1996.


                                                                             c/s
                                          /s/ Sidney Ackerman
                                          --------------------------------------
                                          SIDNEY ACKERMAN
                                          Secretary

                               LETTER OF GUARANTEE

TO:  NATIONAL BANK OF CANADA

1. In consideration of the National Bank of Canada (hereinafter referred to as the "Bank") dealing with

                        ONTARIO PAINT & WALLPAPER LIMITED
(hereinafter referred to as the "Customer"), the undersigned and each of them, if more than one, hereby jointly and severally guarantee payment to the Bank of all present and future debts and liabilities (direct or indirect, absolute or contingent, matured or otherwise), now or at any time and from time to time hereafter due or owing to the Bank whether incurred by the Customer alone or jointly with any corporation, person or persons, or otherwise howsoever, including all costs and disbursements incurred by the Bank in view of recovering or attempting to recover said debts and liabilities. Provided, however, that the liability of the undersigned, and of each of the undersigned herein, is limited to FIVE HUNDRED THOUSAND 00/100 Dollars ($500.000.00). with interest thereon from the date of demand of payment, at the rate agreed upon, between the Bank and the Customer.

2. In this guarantee, the word "Guarantor" shall mean the undersigned and if there is more than one, it shall mean each of them.

3. This guarantee shall not be affected by the death or loss or diminution of capacity of the Customer or of the Guarantor or by any change in the name of the Customer in the membership of the firm of the Customer through the death or retirement of one or more partners or the introduction of one or more other partners or otherwise, or by the acquisition of the business of the Customer by a corporation, firm or person, or by any change whatsoever in the objects, capital structure or constitution of the Customer, or by the Customer or the business of the Customer being amalgamated with a firm or corporation but shall, notwithstanding the happening of any such event, continue to exist and apply to the full extent as if such event has not happened. The Guarantor agrees to monitor changes in the financial position of the Customer and hereby releases the Bank from any liability resulting therefrom.

4. All monies, advances renewals and credits in fact borrowed or obtained from the Bank shall be deemed to form part of the debts and liabilities, notwithstanding any lack or limitation of status or of power, incapacity or disability of the Customer or of the directors, partners or agents thereof, or that the Customer may not be a legal or suable entity, or any irregularity, defect or informality in the borrowing or obtaining of such monies, advances, renewals or credits, the whole whether known to the Bank or not; and any sum which may not be recoverable from the Guarantor on the footing of a guarantee shall be recoverable from the Guarantor as sole and principal debtor in respect thereof and shall be paid to the Bank on demand with interest and accessories as herein provided.

5. This guarantee shall continue and be enforceable notwithstanding any amalgamation of the Bank with any other bank(s), financial institution(s) or other corporation(s), and any further amalgamation, in which event this guarantee shall also extend to all debts and liabilities then or thereafter owed by the Customer to the amalgamated bank. Furthermore, all security, real or personal, moveable or immoveable, which have been or will be given by the Guarantor for the said debts and liabilities shall be valid in the hands of the Bank, as well as its successors and assigns.

6. It is further agreed that this shall be a continuing guarantee, and shall cover and secure any ultimate balance owing to the Bank.

7. This guarantee shall bind the Guarantor together with his heirs, successors, executors, administrators, legal representatives and assigns until termination thereof by notice in writing to the manager of the branch of the Bank at which the account of the Customer is kept, but such termination by any of the guarantors or their respective heirs, successors, executors, administrators, legal representatives or assigns shall not prevent the continuance of the liability hereunder of any other guarantor. Such termination shall apply only to those debts or liabilities of the Customer incurred or arising after reception of the notice by the Bank, but not in respect of any prior debts or liabilities, matured or not. The notice of termination shall have no effect on those debts or liabilities incurred after reception of said notice which will result from express or implied commitments made prior to reception.

8. This guarantee will not be diminished or modified on account of any act on the part of the Bank which would prevent subrogation from operating in favour of the Guarantor. It is further agreed that the Bank, without exonerating in whole or in part the Guarantor, may grant time, renewals, extensions, indulgences, releases and discharges to, may take security from, and give up or release any or part of the security held, may abstain from taking, perfecting, registering or renewing security or from realizing on security, may accept compositions and otherwise deal with the Customer and with any other person or persons, including any of the guarantors, and dispose of any security held by the Bank as it may see fit, and that all dividends and monies received by the Bank from the Customer or from any other person, capable of being applied by the Bank in reduction of the debts and liabilities hereby guaranteed, shall be considered for all purposes as payment in gross which the Bank shall have the right to apply as it may see fit, not being bound by the law of imputation, and the Bank shall be entitled to prove against the estate of the Customer upon any insolvency or winding up, in respect of the whole said debts and liabilities. The Guarantor shall have no right to be subrogated to the Bank until the Bank shall have received payment in full of its claims against the Customer with interest and costs.

9. If any circumstances arise necessitating the Bank to file its claim against the estate of the Customer and to value its security, it will be entitled to place such valuation as the Bank may in its discretion see fit, and the filing of such claim and the valuation of its security shall in no way prejudice or restrict its rights against the Guarantor.

10. The Bank shall not be obliged to exhaust its recourse against the Customer or other persons or the security it may hold before being entitled to payment from the Guarantor of each and every of the debts and liabilities hereby guaranteed and it shall not be obliged to offer or deliver its security before its whole claim has been paid. The Guarantor waives all benefits of discussion and division.

11. All indebtedness and liability, present and future of the Customer to the Guarantor are hereby assigned to the Bank and postponed to the present and future debts and liabilities of the Customer to the Bank. All monies received from the Customer or on his behalf by the Guarantor shall be held as in his capacity as agent, mandatary and trustee for the Bank and shall be paid over to the Bank forthwith. This provision will remain in full force and effect, notwithstanding the termination of the guarantee pursuant to the provisions of paragraph 7 in which event it will terminate when the debts and liabilities of the Customer to the Bank covered by this guarantee pursuant to paragraph 7 hereof have been paid in full.

12. This guarantee is in addition to and not in substitution for any other guarantee, by whomsoever given, at any time held by the Bank, and without prejudice to any other security by whomsoever given held at any time by the Bank and the Bank shall be under no obligation to marshall in favour of the Guarantor any such security or any of the funds or assets the Bank may be entitled to receive or have a claim upon.

13. The Guarantor shall be bound by any account settled between the Bank and the Customer and, if no such account has been so settled any account stated by the Bank shall be accepted by the Guarantor as conclusive evidence of the amount which at the date of the account so stated is due by the Customer to the Bank.

14. The Guarantor shall make payment to the Bank 01 the amount of his liability forthwith after demand therefor is made in writing. Such demand shall be deemed to have been effectually made when an envelope containing it addressed to the Guarantor at his last address known to the Bank is deposited postage prepaid in the Post Office. The liability of the Guarantor shall bear interest from the date of such demand at the rate or rates then applicable to the debts and liabilities of the Customer to the Bank.

15. This guarantee and agreement shall be operative and binding upon every signatory thereof notwithstanding the non-execution thereof by any other proposed signatory or signatories, and possession of this instrument by the Bank shall be conclusive evidence against the Guarantor that this instrument was not delivered in escrow or pursuant to any agreement that it should not be effective until any condition has been complied with. None of the parties shall be bound by any representation or promise made by any person relative thereto which is not embodied herein. The liability of the Guarantor hereunder begins on the date of his signature on this letter of guarantee.

16. This guarantee shall be binding upon the undersigned and any of them, if more than one, jointly and severally between them and with the Customer and also upon the heirs, executors, administrators and successors of the Guarantor and will extend to and enure to the benefit of the successors and assigns of the Bank. Each and every provision hereof is severable and should any provision hereof be illegal or not enforceable for any reason whatsoever, such illegality or invalidity shall not affect the other provisions hereof which shall remain in force and be binding on the parties hereto.

17. The Guarantor acknowledges having read and taken cognizance of the present Letter or Guarantee before signing it and declares that he understands perfectly the terms, conditions and undertakings contained therein.

18. This Letter of Guarantee shall be construed in accordance with the laws of the Province of Ontario and the Guarantor agrees that any legal suit, action or proceeding arising out of or relating to this Letter of Guarantee may be instituted in the courts of such province, and the Guarantor hereby accepts and irrevocably submits to the jurisdiction of the said courts, and acknowledges their competence and agrees to be bound by any judgment thereof, provided that nothing herein shall limit the Bank's right to bring proceedings against the Guarantor elsewhere.

      AS WITNESS the hand and seal of the Guarantor, at
                                                       -------------------------
this                        day of                       1996.
    ------------------------      -----------------------  --

SIGNED, SEALED AND DELIVERED

IN THE PRESENCE OF                        Signature
                                          ROSEDALE WALLCOVERINGS & FABRICS
                                          INC.
-----------------------------------       --------------------------------------
(Please print)
                                          Per:                             c/s
-----------------------------------       --------------------------------------
(Please print)                                 ALAN FINE - President

-----------------------------------       --------------------------------------
(Please print)
                                           Per:
-----------------------------------       --------------------------------------
(Please print)                                   SIDNEY ACKERMAN -- Secretary

-----------------------------------       --------------------------------------
(Please print)

-----------------------------------       --------------------------------------
(Please print)

-----------------------------------       --------------------------------------
(Please print)


I (we) hereby acknowledge that a copy of this Letter of Guarantee was handed over to me (us) on the date hereof.

Signature of Guarantor(s).

ROSEDALE WALLCOVERINGS & FABRICS
INC.
-----------------------------------
Per:
-----------------------------------
     ALAN FINE - President
-----------------------------------

-----------------------------------
Per:
-----------------------------------
      SIDNEY ACKERMAN -- Secretary
-----------------------------------

-----------------------------------

                               LETTER OF GUARANTEE

TO:   NATIONAL BANK OF CANADA

1. In consideration of the National Bank of Canada (hereinafter referred to as the "Bank") dealing with

                        ONTARIO PAINT & WALLPAPER LIMITED
(hereinafter referred to as the "Customer"), the undersigned and each of them, if more than one, hereby jointly and severally guarantee payment to the Bank of all present and future debts and liabilities (direct or indirect, absolute or contingent, matured or otherwise), now or at any time and from time to time hereafter due or owing to the Bank whether incurred by the Customer alone or jointly with any corporation, person or persons, or otherwise howsoever, including all costs and disbursements incurred by the Bank in view of recovering or attempting to recover said debts and liabilities. Provided, however, that the liability of the undersigned, and of each of the undersigned herein, is limited to TWO HUNDRED AND FIFTY THOUSAND 00/100 Dollars ($ 250,000.00). with interest thereon from the date of demand of payment, at the rate agreed upon, between the Bank and the Customer.

2. In this guarantee, the word "Guarantor" shall mean the undersigned and if there is more than one, it shall mean each of them.

3. This guarantee shall not be affected by the death or loss or diminution of capacity of the Customer or of the Guarantor or by any Change in the name of the Customer in the membership of the firm of the Customer through the death or retirement of one or more partners or the introduction of one or more other partners or otherwise, or by the acquisition of the business of the Customer by a corporation, firm or person, or by any change whatsoever in the objects, capital structure or constitution of the Customer, or by the Customer or the business of the Customer being amalgamated with a firm or Corporation but shall, notwithstanding the happening of any such event, continue to exist and apply to the full extent as if such event has not happened. The Guarantor agrees to monitor changes in the financial position of the Customer and hereby releases the Bank from any liability resulting therefrom.

4. All monies, advances renewals and credits in fact borrowed or obtained from the Bank shall be deemed to form part of the debts and liabilities, notwithstanding any lack or limitation of status or of power, incapacity or disability of the Customer or of the directors, partners or agents thereof, or that the Customer may not be a legal or suable entity, or any irregularity, defect or informality in the borrowing or obtaining of such monies, advances, renewals or credits, the whole whether known to the Bank or not; and any sum which may not be recoverable from the Guarantor on the footing of a guarantee shall be recoverable from the Guarantor as sole and principal debtor in respect thereof and shall be paid to the Bank on demand with interest and accessories as herein provided.

5. This guarantee shall continue and be enforceable notwithstanding any amalgamation of the Bank with any other bank(s), financial institution(s) or other corporation(s), and any further amalgamation, in which event this guarantee shall also extend to all debts and liabilities then or thereafter owed by the Customer to the amalgamated bank. Furthermore, all security, real or personal, moveable or immoveable, which have been or will be given by the Guarantor for the said debts and liabilities shall be valid in the hands of the Bank, as well as its successors and assigns.

6. It is further agreed that this shall be a continuing guarantee, and shall cover and secure any ultimate balance owing to the Bank.

7. This guarantee shall bind the Guarantor together with his heirs, successors, executors, administrators, legal representatives and assigns until termination thereof by notice in writing to the manager of the branch of the Bank at which the account of the Customer is kept, but such termination by any of the guarantors or their respective heirs, successors, executors, administrators, legal representatives or assigns shall not prevent the continuance of the liability hereunder of any other guarantor. Such termination shall apply only to those debts or liabilities of the Customer incurred or arising after reception of the notice by the Bank, but not in respect of any prior debts or liabilities, matured or not. The notice of termination shall have no effect on those debts or liabilities incurred after reception of said notice which will result from express or implied commitments made prior to reception.

8. This guarantee will not be diminished or modified on account of any act on the part of the Bank which would prevent subrogation from operating in favour of the Guarantor. It is further agreed that the Bank, without exonerating in whole or in part the Guarantor, may grant time, renewals, extensions, indulgences, releases and discharges to, may take security from, and give up or release any or part of the security held, may abstain from taking, perfecting, registering or renewing security or from realizing on security, may accept compositions and otherwise deal with the Customer and with any other person or persons, including any of the guarantors, and dispose of any security held by the Bank as it may see fit, and that all dividends and monies received by the Bank from the Customer or from any other person, capable of being applied by the Bank in reduction of the debts and liabilities hereby guaranteed, shall be considered for all purposes as payment in gross which the Bank shall have the right to apply as it may see fit, not being bound by the law of imputation, and the Bank shall be entitled to prove against the estate of the Customer upon any insolvency or winding up, in respect of the whole said debts and liabilities. The Guarantor shall have no right to be subrogated to the Bank until the Bank shall have received payment in full of its claims against the Customer with interest and costs.

9. If any circumstances arise necessitating the Bank to file its claim against the estate of the Customer and to value its security, it will be entitled to place such valuation as the Bank may in its discretion see fit, and the filing of such claim and the valuation of its security shall in no way prejudice or restrict its rights against the Guarantor.

10. The Bank shall not be obliged to exhaust its recourse against the Customer or other persons or the security it may hold before being entitled to payment from the Guarantor of each and every of the debts and liabilities hereby guaranteed and it shall not be obliged to offer or deliver its security before its whole claim has been paid. The Guarantor waives all benefits of discussion and division.

11. All indebtedness and liability, present and future of the Customer to the Guarantor are hereby assigned to the Bank and postponed to the present and future debts and liabilities of the Customer to the Bank. All monies received from the Customer or on his behalf by the Guarantor shall be held as in his capacity as agent, mandatary and trustee for the Bank and shall be paid over to the Bank forthwith. This provision will remain in full force and effect, notwithstanding the termination of the guarantee pursuant to the provisions of paragraph 7 in which event it will terminate when the debts and liabilities of the Customer to the Bank covered by this guarantee pursuant to paragraph 7 hereof have been paid in full.

12. This guarantee is in addition to and not in substitution for any other guarantee, by whomsoever given, at any time held by the Bank, and without prejudice to any other security by whomsoever given held at any time by the Bank and the Bank shall be under no obligation to marshall in favour of the Guarantor any such security or any of the funds or assets the Bank may be entitled to receive or have a claim upon.

13. The Guarantor shall be bound by any account settled between the Bank and the Customer and, if no such account has been so settled any account stated by the Bank shall be accepted by the Guarantor as conclusive evidence of the amount which at the date of the account so stated is due by the Customer to the Bank.

14. The Guarantor shall make payment to the Bank of the amount of his liability forthwith after demand therefor is made in writing. Such demand shall be deemed to have been effectually made when an envelope containing it addressed to the Guarantor at his last address known to the Bank is deposited postage prepaid in the Post Office. The liability of the Guarantor shall bear interest from the date of such demand at the rate or rates then applicable to the debts and liabilities of the Customer to the Bank.

15. This guarantee and agreement shall be operative and binding upon every signatory thereof notwithstanding the non-execution thereof by any other proposed signatory or signatories, and possession of this instrument by the Bank shall be conclusive evidence against the Guarantor that this instrument was not delivered in escrow or pursuant to any agreement that it should not be effective until any condition has been complied with. None of the parties shall be bound by any representation or promise made by any person relative thereto which is not embodied herein. The liability of the Guarantor hereunder begins on the date of his signature on this letter of guarantee.

16. This guarantee shall be binding upon the undersigned and any of them, if more than one, jointly and severally between them and with the Customer and also upon the heirs, executors, administrators and successors of the Guarantor and will extend to and enure to the benefit of the successors and assigns of the Bank. Each and every provision hereof is severable and should any provision hereof be illegal or not enforceable for any reason whatsoever, such illegality or invalidity shall not affect the other provisions hereof which shall remain in force and be binding on the parties hereto.

17. The Guarantor acknowledges having read and taken cognizance of the present Letter or Guarantee before signing it and declares that he understands perfectly the terms, conditions and undertakings contained therein.

18. This Letter of Guarantee shall be construed in accordance with the laws of the Province of Ontario and the Guarantor agrees that any legal suit, action or proceeding arising out of or relating to this Letter of Guarantee may be instituted in the courts of such province, and the Guarantor hereby accepts and irrevocably submits to the jurisdiction of the said courts, and acknowledges their competence and agrees to be bound by any judgment thereof, provided that nothing herein shall limit the Bank's right to bring proceedings against the Guarantor elsewhere.

      AS WITNESS the hand and seal of the Guarantor, at Toronto this 20th day of September, 1996.


SIGNED, SEALED AND DELIVERED

IN THE PRESENCE OF                        Signature


/s/ Sara Fay Sulley                       /s/ Sidney Ackerman
-----------------------------------       --------------------------------------
(Please print)                            SIDNEY ACKERMAN
Name:
Address:
-----------------------------------       --------------------------------------
(Please print)

-----------------------------------       --------------------------------------
(Please print)

-----------------------------------       --------------------------------------
(Please print)

-----------------------------------       --------------------------------------
(Please print)

-----------------------------------       --------------------------------------
(Please print)

-----------------------------------       --------------------------------------
(Please print)


I (we) hereby acknowledge that a copy of this Letter of Guarantee was handed over to me (us) on the date hereof.

Signature of Guarantor(s).

/s/ Sidney Ackerman
-----------------------------------
    SIDNEY ACKERMAN
-----------------------------------

-----------------------------------

-----------------------------------

-----------------------------------

-----------------------------------

-----------------------------------

       NATIONAL
[LOGO] BANK
       OF CANADA                                         SUBORDINATION AGREEMENT
--------------------------------------------------------------------------------

1. Subordination For good and valuable consideration, the undersigned hereby agrees that the payment of any and all debts and sums of money which now are or may hereafter become due or owing by ONTARIO PAINT & WALLPAPER LIMITED (the "Customer") shall be subordinated in all respects to the payment of the Customer's obligations to National Bank of Canada (the "Bank"); the debts and sums of money due or owing to the undersigned by the Customer are hereinafter called the "Subordinated Debts".

2. Effects of Subordination As a result of such subordination, the undersigned agrees that payment of the Subordinated Debts shall become due and payable and shall be made only after the payment of any and all obligations of the Customer to the Bank. Any security securing the Subordinated Debts shall rank after the rights of the Bank against the Customer, even if the Bank were not to have security on the Customer's property.

3. Delivery of Sums Collected Should the undersigned nonetheless receive sums of money in payment of the Subordinated Debts, he shall hold such sums as a depositary and trustee for the Bank, and shall deliver the same to the Bank without delay.

4. Assignment As additional security for the payment of the Customer's obligations to the Bank, the undersigned hereby assigns the Subordinated Debts to the Bank.

5. Rights of the Bank All sums which the Bank may receive hereunder may, at its discretion, be held as security for the Customer's obligations to the Bank or may be applied to the payment of such obligations, whether or not due. The Bank shall have the choice of how any such sums collected shall be applied.

6. Interpretation The Customer's obligations to the Bank referred to hereunder shall be any and all direct and indirect, present and future indebtedness and obligations of the Customer to the Bank.

7. Successor of the Bank This agreement shall be binding upon the undersigned and enure to the benefit of the Bank and any of its successors, by way of amalgamation or otherwise.

Executed at Toronto, this 20th day of September, 1996.

Witness                                   Signature(s)

/s/ Sara Fay Sulley                       /s/ Sidney Ackerman
-----------------------------------       --------------------------------------
Name:                                     SIDNEY ACKERMAN
Address:                                  --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                   ACCEPTANCE

The Customer named in the Subordination Agreement hereinabove acknowledges having received a copy and having taken cognizance thereof and further agrees to comply therewith.

Executed at Toronto, this 20th day of September, 1996.

Witness                                   Signature(s)

                                          ONTARIO PAINT & WALLPAPER LIMITED
-----------------------------------       --------------------------------------

                                           Per:  /s/ Sidney Ackerman       c/s
                                          --------------------------------------
                                                 SIDNEY ACKERMAN -- President

                                          Per: /s/ Alan Fine
                                          --------------------------------------
                                               ALAN FINE - Secretary

                        RESOLUTION OF DEBTOR CORPORATION
                           RE SUBORDINATION AGREEMENT


                                   RESOLUTION

                          OF THE BOARD OF DIRECTORS OF


                        ONTARIO PAINT & WALLPAPER LIMITED
                               -------------------


      In consideration of loans and advances made or to be made by National Bank of Canada to the corporation and generally in consideration of business dealings between the said Bank and the corporation as well as business dealings between the corporation and SIDNEY ACKERMAN,

Now therefore be it resolved

      That the corporation acknowledge receipt of the notice of the subordination agreement made on form No. 11221 a copy of which is annexed to the present resolution after having been submitted to the directors and that the corporation accept the assignment and transfer in favour of National Bank of Canada included in the said agreement and that Mr. Sidney Ackerman, President of the corporation, and Mr. Alan Fine, Secretary of the corporation, be and are hereby authorized and instructed to jointly sign the acknowledgment and acceptance on the aforesaid subordination agreement for and on behalf and in the name of the corporation.


      The foregoing is certified to be a true copy of a Resolution of the Board of Directors of ONTARIO PAINT & WALLPAPER LIMITED duly adopted on the 20th day of September, 1996.

      Dated at Toronto this 20th day of September 1996.


                                          /s/ Alan Fine                  c/s
                                          ----------------------------------
                                          ALAN FINE
                                          Secretary

       NATIONAL
[LOGO] BANK
       OF CANADA                                       SUBORDINATION AGREEMENT
--------------------------------------------------------------------------------

1. Subordination For good and valuable consideration, the undersigned hereby agrees that the payment of any and all debts and sums of money which now are or may hereafter become due or owing by ONTARIO PAINT AND WALLPAPER LIMITED (the "Customer") shall be subordinated in all respects to the payment of the Customer's obligations to National Bank of Canada (the "Bank"); the debts and sums of money due or owing to the undersigned by the Customer are hereinafter called the "Subordinated Debts".

2. Effects of Subordination As a result of such subordination, the undersigned agrees that payment of the Subordinated Debts shall become due and payable and shall be made only after the payment of any and all obligations of the Customer to the Bank. Any security securing the Subordinated Debts shall rank after the rights of the Bank against the Customer, even if the Bank were not to have security on the Customer's property.

3. Delivery of Sums Collected Should the undersigned nonetheless receive sums of money in payment of the Subordinated Debts, he shall hold such sums as a depositary and trustee for the Bank, and shall deliver the same to the Bank without delay.

4. Assignment As additional security for the payment of the Customer's obligations to the Bank, the undersigned hereby assigns the Subordinated Debts to the Bank.

5. Rights of the Bank All sums which the Bank may receive hereunder may, at its discretion, be held as security for the Customer's obligations to the Bank or may be applied to the payment of such obligations, whether or not due. The Bank shall have the choice of how any such sums collected shall be applied.

6. Interpretation The Customer's obligations to the Bank referred to hereunder shall be any and all direct and indirect, present and future indebtedness and obligations of the Customer to the Bank.

7. Successor of the Bank This agreement shall be binding upon the undersigned and enure to the benefit of the Bank and any of its successors, by way of amalgamation or otherwise.

Executed at        , this      day of          , 1996.
           --------      ------      ----------

Witness                                   Signature(s)


-----------------------------------       --------------------------------------
Name:                                     SIDNEY ACKERMAN
Address:                                  --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                   ACCEPTANCE

The Customer named in the Subordination Agreement hereinabove acknowledges having received a copy and having taken cognizance thereof and further agrees to comply therewith.

Executed at        , this      day of          , 1996.
           --------      ------      ----------

Witness                                   Signature(s)

                                          ONTARIO PAINT & WALLPAPER LIMITED
-----------------------------------       --------------------------------------

                                           Per:                            c/s
                                          --------------------------------------
                                                 SIDNEY ACKERMAN -- President

                                          Per:
                                          --------------------------------------
                                               ALAN FINE - Secretary

                              STATUTORY DECLARATTON

CANADA                         )   IN THE MATTER OF a guarantee and a
                               )   subordination agreement given by Sidney
PROVINCE OF ONTARIO            )   Ackerman to National Bank of Canada (the
                               )   "Bank") in support of loans and credit
TO WIT:                        )   facilities given by the Bank to Ontario Paint
                               )   & Wallpaper Limited;
                               )
                               )   AND IN THE MATTER OF a registration
                               )   under the Personal Property Security Act.


      I, SIDNEY ALVIN ACKERMAN, of the City of Toronto, in the Municipality of Metropolitan Toronto, Province of Ontario, SOLEMNLY DECLARE THAT:

1. My legal name is Sidney Alvin Ackerman. I am not, and have not been, known by any other name or names;

2. I am not in the process of obtaining a change of all or part of my name pursuant to the Change of Name Act (Ontario);

3.    My date of birth is August 2, 1945;

4.    My residence address is 359 Lytton Boulevard, Toronto, Ontario, M5N 1R9;

5. A true copy of each of my Canadian citizenship certificate and my Ontario driver's licence are attached to this declaration as Exhibits "A" and "B" respectively, to evidence my name, date of birth and residence address.

      AND I MAKE THIS SOLEMN DECLARATION conscientiously, believing it to be true and knowing that it is of the same force and effect as if made under oath.

DECLARED BEFORE ME at          )
the City of Toronto            )
in the Municipality            )
of Metropolitan Toronto        )
this 20th day of September,    )   /s/ Sidney Ackerman
1996.                          )   -------------------------------------
                               )   SIDNEY ACKERMAN
/s/ S. F. Sulley               )
A Commissioner, etc.           )

                              This is Exhibit "A" referred to in the
                              Statutory Declaration of Sidney Alvin Ackerman, sworn before me, this 20th day of September, 1996.

                              /s/ S. F. Sulley
                              ...............................................
                              A Commissioner for Taking Affidavits


            [PHOTOCOPY OF CANADIAN PASSPORT OF SIDNEY ALVIN ACKERMAN]

                              This is Exhibit "B" referred to in the Statutory Declaration of Sidney Alvin Ackerman, sworn before me, this 20th day of September, 1996.

                              /s/ S. F. Sulley
                              ...............................................
                              A Commissioner for Taking Affidavits


     [PHOTOCOPY OF ONTARIO DRIVERS'S LICENSE CARD OF SIDNEY ALVIN ACKERMAN]

                               LETTER OF GUARANTEE

TO:   NATIONAL BANK OF CANADA

1. In consideration of the National Bank of Canada (hereinafter referred to as the "Bank") dealing with

                        ONTARIO PAINT & WALLPAPER LIMITED
(hereinafter referred to as the "Customer"), the undersigned and each of them, if more than one, hereby jointly and severally guarantee payment to the Bank of all present and future debts and liabilities (direct or indirect, absolute or contingent, matured or otherwise), now or at any time and from time to time hereafter due or owing to the Bank whether incurred by the Customer alone or jointly with any corporation, person or persons, or otherwise howsoever, including all costs and disbursements incurred by the Bank in view of recovering or attempting to recover said debts and liabilities. Provided, however, that the liability of the undersigned, and of each of the undersigned herein, is limited to TWO HUNDRED AND FIFTY THOUSAND 00 /100 Dollars ($ 250,000.00) with interest thereon from the date of demand of payment, at the rate agreed upon, between the Bank and the Customer.

2. In this guarantee, the word "Guarantor" shall mean the undersigned and if there is more than one, it shall mean each of them.

3. This guarantee shall not be affected by the death or loss or diminution of capacity of the Customer or of the Guarantor or by any change in the name of the Customer in the membership of the firm of the Customer through the death or retirement of one or more partners or the introduction of one or more other partners or otherwise, or by the acquisition of the business of the Customer by a corporation, firm or person, or by any change whatsoever in the objects, capital structure or constitution of the Customer, or by the Customer or the business of the Customer being amalgamated with a firm or corporation but shall, notwithstanding the happening of any such event, continue to exist and apply to the full extent as if such event has not happened. The Guarantor agrees to monitor changes in the financial position of the Customer and hereby releases the Bank from any liability resulting therefrom.

4. All monies, advances renewals and credits in fact borrowed or obtained from the Bank shall be deemed to form part of the debts and liabilities, notwithstanding any lack or limitation of status or of power, incapacity or disability of the Customer or of the directors, partners or agents thereof, or that the Customer may not be a legal or suable entity, or any irregularity, defect or informality in the borrowing or obtaining of such monies, advances, renewals or credits, the whole whether known to the Bank or not; and any sum which may not be recoverable from the Guarantor on the footing of a guarantee shall be recoverable from the Guarantor as sole and principal debtor in respect thereof and shall be paid to the Bank on demand with interest and accessories as herein provided.

5. This guarantee shall continue and be enforceable notwithstanding any amalgamation of the Bank with any other bank(s), financial institution(s) or other corporation(s), and any further amalgamation, in which event this guarantee shall also extend to all debts and liabilities then or thereafter owed by the Customer to the amalgamated bank. Furthermore, all security, real or personal, moveable or immoveable, which have been or will be given by the Guarantor for the said debts and liabilities shall be valid in the hands of the Bank, as well as its successors and assigns.

6. It is further agreed that this shall be a continuing guarantee, and shall cover and secure any ultimate balance owing to the Bank.

7. This guarantee shall bind the Guarantor together with his heirs, successors, executors, administrators, legal representatives and assigns until termination thereof by notice in writing to the manager of the branch of the Bank at which the account of the Customer is kept, but such termination by any of the guarantors or their respective heirs, successors, executors, administrators, legal representatives or assigns shall not prevent the continuance of the liability hereunder of any other guarantor. Such termination shall apply only to those debts or liabilities of the Customer incurred or arising after reception of the notice by the Bank, but not in respect of any prior debts or liabilities, matured or not. The notice of termination shall have no effect on those debts or liabilities incurred after reception of said notice which will result from express or implied commitments made prior to reception.

8. This guarantee will not be diminished or modified on account of any act on the part of the Bank which would prevent subrogation from operating in favour of the Guarantor, It is further agreed that the Bank, without exonerating in whole or in part the Guarantor, may grant time, renewals, extensions, indulgences, releases and discharges to, may take security from, and give up or release any or part of the security held, may abstain from taking, perfecting, registering or renewing security or from realizing on security, may accept compositions and otherwise deal with the Customer and with any other person or persons, including any of the guarantors, and dispose of any security held by the Bank as it may see fit, and that all dividends and monies received by the Bank from the Customer or from any other person, capable of being applied by the Bank in reduction of the debts and liabilities hereby guaranteed, shall be considered for all purposes as payment in gross which the Bank shall have the right to apply as it may see fit, not being bound by the law of imputation, and the Bank shall be entitled to prove against the estate of the Customer upon any insolvency or winding up, in respect of the whole said debts and liabilities. The Guarantor shall have no right to be subrogated to the Bank until the Bank shall have received payment in full of its claims against the Customer with interest and costs.

9. If any circumstances arise necessitating the Bank to file its claim against the estate of the Customer and to value its security, it will be entitled to place such valuation as the Bank may in its discretion see fit, and the filing of such claim and the valuation of its security shall in no way prejudice or restrict its rights against the Guarantor.

10. The Bank shall not be obliged to exhaust its recourse against the Customer or other persons or the security it may hold before being entitled to payment from the Guarantor of each and every of the debts and liabilities hereby guaranteed and it shall not be obliged to offer or deliver its security before its whole claim has been paid. The Guarantor waives all benefits of discussion and division.

11. All indebtedness and liability, present and future of the Customer to the Guarantor are hereby assigned to the Bank and postponed to the present and future debts and liabilities of the Customer to the Bank. All monies received from the Customer or on his behalf by the Guarantor shall be held as in his capacity as agent, mandatary and trustee for the Bank and shall be paid over to the Bank forthwith. This provision will remain in full force and effect, notwithstanding the termination of the guarantee pursuant to the provisions of paragraph 7 in which event it will terminate when the debts and liabilities of the Customer to the Bank covered by this guarantee pursuant to paragraph 7 hereof have been paid in full.

12. This guarantee is in addition to and not in substitution for any other guarantee, by whomsoever given, at any time held by the Bank, and without prejudice to any other security by whomsoever given held at any time by the Bank and the Bank shall be under no obligation to marshall in favour of the Guarantor any such security or any of the funds or assets the Bank may be entitled to receive or have a claim upon.

13. The Guarantor shall be bound by any account settled between the Bank and the Customer and, if no such account has been so settled any account stated by the Bank shall be accepted by the Guarantor as conclusive evidence of the amount which at the date of the account so stated is due by the Customer to the Bank.

14. The Guarantor shall make payment to the Bank of the amount of his liability forthwith after demand therefor is made in writing. Such demand shall be deemed to have been effectually made when an envelope containing it addressed to the Guarantor at his last address known to the Bank is deposited postage prepaid in the Post Office. The liability of the Guarantor shall bear interest from the date of such demand at the rate or rates then applicable to the debts and liabilities of the Customer to the Bank.

15. This guarantee and agreement shall be operative and binding upon every signatory thereof notwithstanding the non-execution thereof by any other proposed signatory or signatories, and possession of this instrument by the Bank shall be conclusive evidence against the Guarantor that this instrument was not delivered in escrow or pursuant to any agreement that it should not be effective until any condition has been complied with. None of the parties shall be bound by any representation or promise made by any person relative thereto which is not embodied herein. The liability of the Guarantor hereunder begins on the date of his signature on this letter of guarantee.

16. This guarantee shall be binding upon the undersigned and any of them, if more than one, jointly and severally between them and with the Customer and also upon the heirs, executors, administrators and successors of the Guarantor and will extend to and enure to the benefit of the successors and assigns of the Bank. Each and every provision hereof is severable and should any provision hereof be illegal or not enforceable for any reason whatsoever, such illegality or invalidity shall not affect the other provisions hereof which shall remain in force and be binding on the parties hereto.

17. The Guarantor acknowledges having read and taken cognizance of the present Letter or Guarantee before signing it and declares that he understands perfectly the terms, conditions and undertakings contained therein.

18. This Letter of Guarantee shall be construed in accordance with the laws of the Province of Ontario and the Guarantor agrees that any legal suit, action or proceeding arising out of or relating to this Letter of Guarantee may be instituted in the courts of such province, and the Guarantor hereby accepts and irrevocably submits to the jurisdiction of the said courts, and acknowledges their competence and agrees to be bound by any judgment thereof, provided that nothing herein shall limit the Bank's right to bring proceedings against the Guarantor elsewhere.

      AS WITNESS the hand and seal of the Guarantor, at Toronto this 20th day of September 1996.

SIGNED, SEALED AND DELIVERED

IN THE PRESENCE OF                          Signature

/s/ Sara Fay Sulley                         /s/ Alan Fine
---------------------------                 ---------------------------------
(Please print)                              ALAN FINE
Name:
Address:
---------------------------                 ---------------------------------
(Please print)
---------------------------                 ---------------------------------
(Please print)
---------------------------                 ---------------------------------
(Please print)
---------------------------                 ---------------------------------
(Please print)
---------------------------                 ---------------------------------
(Please print)
---------------------------                 ---------------------------------
(Please print)
---------------------------                 ---------------------------------

I (we) hereby acknowledge that a copy of this Letter of Guarantee was handed over to me (us) on the date hereof.

Signature of Guarantor(s).


/s/ Alan Fine
---------------------------------
ALAN FINE

---------------------------------

---------------------------------

---------------------------------

---------------------------------

---------------------------------

[LOGO] NATIONAL
       BANK
       OF CANADA                                         SUBORDINATION AGREEMENT
--------------------------------------------------------------------------------

1. Subordination For good and valuable consideration, the undersigned hereby agrees that the payment of any and all debts and sums of money which now are or may hereafter become due or owing by ONTARIO PAINT & WALLPAPER LIMITED (the "Customer") shall be subordinated in all respects to the payment of the Customer's obligations to National Bank of Canada (the "Bank"); the debts and sums of money due or owing to the undersigned by the Customer are hereinafter called the "Subordinated Debts".

2. Effects of Subordination As a result of such subordination, the undersigned agrees that payment of the Subordinated Debts shall become due and payable and shall be made only after the payment of any and all obligations of the Customer to the Bank. Any security securing the Subordinated Debts shall rank after the rights of the Bank against the Customer, even if the Bank were not to have security on the Customer's property.

3. Delivery of Sums Collected Should the undersigned nonetheless receive sums of money in payment of the Subordinated Debts, he shall hold such sums as a depositary and trustee for the Bank, and shall deliver the same to the Bank without delay.

4. Assignment As additional security for the payment of the Customer's obligations to the Bank, the undersigned hereby assigns the Subordinated Debts to the Bank.

5. Rights of the Bank All sums which the Bank may receive hereunder may, at its discretion, be held as security for customer's obligations to the Bank or may be applied to the payment of such obligations, whether or not due. The Bank shall have the choice of how any such sums collected shall be applied.

6. Interpretation The Customer's obligations to the Bank referred to hereunder shall be any and all direct and indirect, present and future indebtedness and obligations of the Customer to the Bank.

7. Successor of the Bank This agreement shall be binding upon the undersigned and enure to the benefit of the Bank and any of its successors, by way of amalgamation or otherwise.

Executed at Toronto, this 20th day of September, 1996.

Witness                                     Signature(s)


/s/ Sara Fay Sulley                         /s/ Alan Fine
---------------------------                 ---------------------------------
Name:                                       ALAN FINE
Address:
                                            ---------------------------------

                                            ---------------------------------

                                            ---------------------------------


                                   ACCEPTANCE

The Customer named in the Subordination Agreement hereinabove acknowledges having received a copy and having taken cognizance thereof and further agrees to comply therewith.

Executed at Toronto, this 20th day of September, 1996.

Witness                                     Signature(s)

                                            ONTARIO PAINT & WALLPAPER LIMITED
----------------------------                ----------------------------------


                                            Per: /s/ Sydney Ackerman   c/s
                                                 -----------------------------
                                                 SIDNEY ACKERMAN  President

                                                 -----------------------------

                                             Per: /s/ Alan Fine
                                                  -----------------------------
                                                  ALAN FINE -- Secretary

                        RESOLUTION OF DEBTOR CORPORATION
                           RE SUBORDINATION AGREEMENT

                                   RESOLUTION

                          OF THE BOARD OF DIRECTORS OF

                        ONTARIO PAINT & WALLPAPER LIMITED

                               ------------------

            In consideration of loans and advances made or to be made by National Bank of Canada to the corporation and generally in consideration of business dealings between the said Bank and the corporation as well as business dealings between the corporation and ALAN FINE,

Now therefore be it resolved

            That the corporation acknowledge receipt of the notice of the subordination agreement made on form No. 11221 a copy of which is annexed to the present resolution after having been submitted to the directors and that the corporation accept the assignment and transfer in favour of National Bank of Canada included in the said agreement and that Mr. Sidney Ackerman, President of the corporation, and Mr. Alan Fine, Secretary of the corporation, be and are hereby authorized and instructed to jointly sign the acknowledgment and acceptance on the aforesaid subordination agreement for and on behalf and in the name of the corporation.

            The foregoing is certified to be a true copy of a Resolution of the Board of Directors of ONTARIO PAINT & WALLPAPER LIMITED duly adopted on the 20th day of September, 1996.

             Dated at Toronto this 20th day of September, 1996.


                                                  /s/ Alan Fine             c/s
                                                  -----------------------------
                                                  ALAN FINE
                                                  Secretary

[LOGO] NATIONAL
       BANK
       OF CANADA                                         SUBORDINATION AGREEMENT
--------------------------------------------------------------------------------

1. Subordination For good and valuable consideration, the undersigned hereby agrees that the payment of any and all debts and sums of money which now are or may hereafter become due or owing by ONTARIO PAINT & WALLPAPER LIMITED (the "Customer") shall be subordinated in all respects to the payment of the Customer's obligations to National Bank of Canada (the "Bank"); the debts and sums of money due or owing to the undersigned by the Customer are hereinafter called the "Subordinated Debts".

2. Effects of Subordination As a result of such subordination, the undersigned agrees that payment of the Subordinated Debts shall become due and payable and shall be made only after the payment of any and all obligations of the Customer to the Bank. Any security securing the Subordinated Debts shall rank after the rights of the Bank against the Customer, even if the Bank were not to have security on the Customer's property.

3. Delivery of Sums Collected Should the undersigned nonetheless receive sums of money in payment of the Subordinated Debts, he shall hold such sums as a depositary and trustee for the Bank, and shall deliver the same to the Bank without delay.

4. Assignment As additional security for the payment of the Customer's obligations to the Bank, the undersigned hereby assigns the Subordinated Debts to the Bank.

5. Rights of the Bank All sums which the Bank may receive hereunder may, at its discretion, be held as security for customer's obligations to the Bank or may be applied to the payment of such obligations, whether or not due. The Bank shall have the choice of how any such sums collected shall be applied.

6. Interpretation The Customer's obligations to the Bank referred to hereunder shall be any and all direct and indirect, present and future indebtedness and obligations of the Customer to the Bank.

7. Successor of the Bank This agreement shall be binding upon the undersigned and enure to the benefit of the Bank and any of its successors, by way of amalgamation or otherwise.

Executed at _______________, this ________ day of ____________________, 1996.

Witness                                     Signature(s)


---------------------------                 ---------------------------------
Name:                                       ALAN FINE
Address:
                                            ---------------------------------

                                            ---------------------------------

                                            ---------------------------------

                                   ACCEPTANCE

The Customer named in the Subordination Agreement hereinabove acknowledges having received a copy and having taken cognizance thereof and further agrees to comply therewith.

Executed at _______________, this ________ day of ____________________, 1996.

Witness                                     Signature(s)

                                            ONTARIO PAINT & WALLPAPER LIMITED
----------------------------                ----------------------------------

                                            Per:                           c/s
                                            ----------------------------------
                                                SIDNEY ACKERMAN - President

                                            ----------------------------------

                                            Per:
                                            ----------------------------------
                                                  ALAN FINE -- Secretary

                         STATUTORY DECLARATION

CANADA                 )     IN THE MATTER OF a guarantee and a
                       )     subordination agreement given by Alan Fine
PROVINCE OF ONTARIO    )     to National Bank of Canada (the "Bank") in
                       )     support of loans and credit facilities given by
TO WIT:                )     the Bank to Ontario Paint & Wallpaper Limited;
                       )
                       )     AND IN THE MATTER OF a registration
                       )     under the Personal Property Security Act.

            I, ALAN IRVING FINE, of the City of North York, in the Municipality of Metropolitan Toronto, Province of Ontario, SOLEMNLY DECLARE THAT:

1. My legal name is Alan Irving Fine. I am not, and have not been, known by any other name or names;

2. I am not in the process of obtaining a change of all or part of my name pursuant to the Change of Name Act (Ontario);

3.    My date of birth is April 12, 1945;

4.    My residence address is 407 Woburn Avenue, North York, Ontario, M5M 1L4;

5. A true copy of each of my birth certificate and my Ontario driver's licence are attached to this declaration as Exhibits "A" and "B" respectively, to evidence my name, date of birth and residence address.

            AND I MAKE THIS SOLEMN DECLARATION conscientiously, believing it to be true and knowing that it is of the same force and effect as if made under oath.


DECLARED BEFORE ME at               )
the City of Toronto                 )
in the Municipality                 )
of Metropolitan Toronto             )
this 2Oth day of September, 1996.   )      /s/ Alan I. Fine
                                    )      ------------------------------
                                    )      ALAN IRVING FINE
A Commissioner, etc.


/s/ Sara Fay Sulley

                              This is Exhibit "A" referred to in the Statutory Declaration of Alan Irving Fine, sworn before me, this 20th day of September, 1996.

                              /s/ S.F. Sulley
                              ----------------------------
                              A Commissioner for Taking Affidavits


               [PHOTOCOPY OF CANADIAN IDENTIFICATION OF ALAN FINE]

                                This is Exhibit "B" referred to in the Statutory Declaration of Alan Irving Fine, sworn before me, this 20th day of September, 1996.

                                /s/ S.F. Sulley
                                ----------------------------
                                A Commissioner for Taking Affidavits

              [PHOTOCOPY OF CANADIAN DRIVER'S LICENSE OF ALAN FINE]

                            ACKNOWLEDGMENT OF RECEIPT

TO:     NATIONAL BANK OF CANADA

AND TO: PALLETT VALO

RE: National Bank of Canada (the "Bank") Credit Facilities to Ontario Paint & Wallpaper Limited - Guarantee and Subordination Agreement by Alan Fine
        - Registration under the Personal Property Security Act (Ontario)

--------------------------------------------------------------------------------

            THE UNDERSIGNED acknowledges receipt of a copy of each of the verification statements noted below:

               PPSA File No.                 Registration No.
               -------------                 ----------------

               824429403                     960823 1922 1529 4143

               080538714                     960826 1932 1529 6310


            DATED this 20th day of September, 1996.


                                                  /s/ Alan Fine
                                                  -----------------------------
                                                  ALAN FINE

--------------------------------------------------------------------------------
                   VERIFICATION STATEMENT/ETAT DE VERIFICATION
--------------------------------------------------------------------------------

REG UNDER/T. ENREG               REG PERIOO/PERIODE      CAUTION FILING/AVERTIS
Personal Property Security Act     5                              |_|

REG NUN/NO ENREGIST              REF FILE NUN/NO DE      EXPIRY DATE/DATE
                                 REFERENCE               D'EXPIRATION
960823l92215294l43               824429403               23 AUG 2001

DEBTORS / DEBITEUR
--------------------------------------------------------------------------------
                                                 DATE OF BIRTH/DATE DE NAISSANCE
Alan I. Fine                                                           12 APR 45
407 Woburn Avenue
North York ON M5M 1L4

SECURED PARTIES/CREANCIER GARANTI
--------------------------------------------------------------------------------
National Bank Of Canada
350 BURNHAMTHORPE ROAD WEST, SUITE 216
Mississauga ON L5B 3J1

COLLATERAL/BIENS GREVES
--------------------------------------------------------------------------------

CONS GOODS/BIENS CONS      INVTRY/STOCK    EQUIP/MATER   ACCTS/COMPT     OTHER/AUTRE     MV INCL/VA INCLUS

|_|                           |_|              |_|            |X|        |_|                |_|



AMOUNT/MONTANT                                    DATE OF MATURITY/DATE ECHEANCE


AGENT/AGENT
--------------------------------------------------------------------------------
Pallett Valo
90 Burnhamthorpe Road West Ste 1600
Mississauga, ON L5B 3C3

                * * * * * END OF VERIFICATION STATEMENT * * * * *
                * * * * * FIN DE L'ETAT DE VERIFICATION * * * * *

--------------------------------------------------------------------------------
Verification statement                                    Last Page . . .
Etat De Verification                                  Derniere Page . . . Page 1

--------------------------------------------------------------------------------
                   VERIFICATION STATEMENT/ETAT DE VERIFICATION
--------------------------------------------------------------------------------

REG UNDER/T. ENREG                EXPIRY DATE/DATE       CAUTION FILING/AVERTIS
Personal Property Security Act    D'EXPIRATION                    |_|
                                  29 NOV 2005

REG NUM/NO ENREGIST               REF FILE NUM/NO DE REFERENCE
9608261932l529631O                080538714


CHAGE/MOD IF                      REN YEARS/REN ANEES   CORR PER/PER EXAC
J-Other Change

DEBTOR NAME (AS RECORDED) /NOM DU DEBITEUR (TEL QU'INSCRIT)
--------------------------------------------------------------------------------
Ontario Paint & Wallpaper Limited

OTHER CHANGE DESCRIPTION/DESCRIPTION DE L'AUTRE MODIFICATION
--------------------------------------------------------------------------------
SPECIFY OTHER CHANGE/PRECISER L'AUTRE M0DIFICATION
Subordination

Subordination by Alan Fine of reference File No. 080538714 to and in favour of National Bank of Canada's reference File No. 824305914.

AGENT /AGENT
--------------------------------------------------------------------------------
Pallett Valo
90 Burnhamthorpe Road West Ste 1600
Mississauga, ON L5B 3C3

                * * * * * END OF VERIFICATION STATEMENT * * * * *
                * * * * * FIN DE L'ETAT DE VERIFICATION * * * * *

--------------------------------------------------------------------------------
Verification statement                                    Last Page . . .
Etat De Verification                                  Derniere Page . . . Page 1

                            ACKNOWLEDGMENT OF RECEIPT

TO:     NATIONAL BANK OF CANADA

AND TO: PALLETT VALO

RE: National Bank of Canada (the "Bank") Credit Facilities to Ontario Paint & Wallpaper Limited - Guarantee and Subordination Agreement by Sidney Ackerman - Registration under the Personal Property Security Act (Ontario)
--------------------------------------------------------------------------------

            THE UNDERSIGNED acknowledges receipt of a copy of each of the verification statements noted below:

               PPSA File No.                 Registration No.
               -------------                 ----------------

               824429394                     960823 1922 1529 4142

               080538543                     960826 1932 1529 6309


            DATED this 20th day of September, 1996.


                                                  /s/ Sidney Ackerman
                                                  -----------------------------
                                                  SIDNEY ACKERMAN

--------------------------------------------------------------------------------
                   VERIFICATION STATEMENT/ETAT DE VERIFICATION
--------------------------------------------------------------------------------

REG UNDER/T. ENREG               REG PERIOD/PERIODE      CAUTION FILING/AVERTIS
Personal Property Security Act     5                              |_|

REG NUN/NO ENREGIST              REF FILE NUN/NO DE      EXPIRY DATE/DATE
                                 REFERENCE               D'EXPIRATION
960823l92215294l42               824429394               23 AUG 2001

DEBTORS / DEBITEUR
--------------------------------------------------------------------------------
                                                 DATE OF BIRTH/DATE DE NAISSANCE
Sidney A. Ackerman                                                     2 AUG 45
359 Lytton Boulevard
Toronto ON M5N 1R9

SECURED PARTIES/CREANCIER GARANTI
--------------------------------------------------------------------------------
National Bank Of Canada
350 BURNHAMTHORPE ROAD WEST, SUITE 216
Mississauga ON L5B 3J1

COLLATERAL/BIENS GREVES
--------------------------------------------------------------------------------

CONS GOODS/BIENS CONS      INVTRY/STOCK    EQUIP/MATER   ACCTS/COMPT     OTHER/AUTRE     MV INCL/VA INCLUS

|_|                           |_|              |_|            |X|        |_|                |_|



AMOUNT/MONTANT                                    DATE OF MATURITY/DATE ECHEANCE


AGENT/AGENT
--------------------------------------------------------------------------------
Pallett Valo
90 Burnhamthorpe Road West Ste 1600
Mississauga, ON L5B 3C3

                * * * * * END OF VERIFICATION STATEMENT * * * * *
                * * * * * FIN DE L'ETAT DE VERIFICATION * * * * *

--------------------------------------------------------------------------------
Verification statement                                    Last Page . . .
Etat De Verification                                  Derniere Page . . . Page 1

--------------------------------------------------------------------------------
                   VERIFICATION STATEMENT/ETAT DE VERIFICATION
--------------------------------------------------------------------------------

REG UNDER/T. ENREG                EXPIRY DATE/DATE       CAUTION FILING/AVERTIS
Personal Property Security Act    D'EXPIRATION                    |_|
                                  29 NOV 2005

REG NUN/NO ENREGIST               REF FILE NUM/NO DE REFERENCE
9608261932l5296309                080538543


CHANGE/MODIF                      REN YEARS/REN AMNEES   CORR PER/PER EXAC
J-Other Change

DEBTOR NAME (AS RECORDED) /NOM DU DEBITEUR (TEL QU'INSCRIT)
--------------------------------------------------------------------------------
Ontario Paint & Wallpaper Limited

OTHER CHANGE DESCRIPTION/DESCRIPTION DE L'AUTRE MODIFICATION
--------------------------------------------------------------------------------
SPECIFY OTHER CHANGE/PRECISER L'AUTRE M0DIFICATION
Subordination

Subordination by Sidney Ackerman of reference file No. 080538543 to and in favour of National Bank of Canada's reference file No. 824305914.

AGENT/AGENT
--------------------------------------------------------------------------------
Pallett Valo
90 Burnhamthorpe Road West Ste 1600
Mississauga, ON L5B 3C3

                * * * * * END OF VERIFICATION STATEMENT * * * * *
                * * * * * FIN DE L'ETAT DE VERIFICATION * * * * *

--------------------------------------------------------------------------------
Verification statement                                    Last Page . . .
Etat De Verification                                  Derniere Page . . . Page 1

                            ACKNOWLEDGMENT OF RECEIPT

TO:     NATIONAL BANK OF CANADA

AND TO: PALLETT VALO

RE: National Bank of Canada (the "Bank") Credit Facilities to Ontario Paint & Wallpaper Limited - Guarantee and Subordination Agreement by 1010037 Ontario Inc - Registration under the Personal Property Security Act (Ontario)
--------------------------------------------------------------------------------

            THE UNDERSIGNED acknowledges receipt of a copy of the verification statement noted below on which the undersigned is named as the debtor, and a copy of which is attached hereto:

               PPSA File No.                 Registration No.
               -------------                 ----------------

               824305923                     960819 1846 1529 6723

            DATED this 20th day of September, 1996.


                                              1010037 ONTARIO INC.

                                              Per: /s/ Sidney Ackerman       c/s
                                                   -----------------------------
                                                   SIDNEY ACKERMAN
                                                   President

--------------------------------------------------------------------------------
                   VERIFICATION STATEMENT/ETAT DE VERIFICATION
--------------------------------------------------------------------------------

REG UNDER/T. ENREG               REG PERIOO/PERIODE      CAUTION FILINO/AVERTIS
Personal Property Security Act     5                              |_|

REG NUN/NO ENREGIST              REF FILE NUN/NO DE      EXPIRY DATE/DATE
                                 REFERENCE               D'EXPIRATION
960819184615296723               824305923               19 AUG 2001

DEBTORS / DEBITEUR
--------------------------------------------------------------------------------
                                                              CORPORATION NUMBER
L010037 Ontario Inc
731 Millway Avenue
Concord ON L4K 3S8

SECURED PARTIES/CREANCIER GARANTI
--------------------------------------------------------------------------------
National Bank Of Canada
350 BURNHAMTHORPE ROAD WEST, SUITE 216
Mississauga ON L5B 3J1

COLLATERAL/BIENS GREVES
--------------------------------------------------------------------------------

CONS GOCOS/BIENS CONS      INVTRY/STOCK    EQUIP/MATER   ACCTS/CONPT     OTHER/AUTRE     MV INCL/VA INCLUS

|_|                           |_|              |_|            |X|        |_|                |_|



AMOUNT/MONTANT                                    DATE OF MATURITY/DATE ECHEANCE


AGENT/AGENT
--------------------------------------------------------------------------------
Pallett Valo
90 Burnhamthorpe Road West Ste 1600
Mississauga, ON L5B 3C3

                * * * * * END OF VERIFICATION STATEMENT * * * * *
                * * * * * FIN DE L'ETAT DE VERIFICATION * * * * *

--------------------------------------------------------------------------------
Verification statement                                    Last Page . . .
Etat De Verification                                  Derniere Page . . . Page 1

                            ACKNOWLEDGMENT OF RECEIPT

TO:     NATIONAL BANK OF CANADA

AND TO: PALLETT VALO

RE: National Bank of Canada (the "Bank") Credit Facilities to Ontario Paint & Wallpaper Limited - Registration under the Personal Property Security Act (Ontario) in respect of Security Interests granted to the Bank
--------------------------------------------------------------------------------

            THE UNDERSIGNED acknowledges receipt of a copy of the verification statement noted below on which the undersigned is named as the debtor, and a copy of which is attached hereto:

               PPSA File No.                 Registration No.
               -------------                 ----------------

               824305914                     960819 1846 1529 6722

            DATED this 20th day of September, 1996.


                                             ONTARIO PAINT & WALLPAPER LIMITED


                                             Per: /s/ Sidney Ackerman        c/s
                                                 ------------------------------
                                                 SIDNEY ACKERMAN
                                                 President

--------------------------------------------------------------------------------
                   VERIFICATION STATEMENT/ETAT DE VERIFICATION
--------------------------------------------------------------------------------

REG UNDER/T. ENREG               REG PERIOD/PERIODE      CAUTION FILINO/AVERTIS
Personal Property Security Act     5                              |_|

REG NUM/NO ENREGIST              REF FILE NUM/NO DE      EXPIRY DATE/DATE
                                 REFERENCE               D'EXPIRATION
960819184615296722               824305914               19 AUG 2001

DEBTORS / DEBITEUR
--------------------------------------------------------------------------------
                                                              CORPORATION NUMBER
Ontario Paint & Wallpaper Limited
731 Millway Avenue
Concord ON L4K 3S8
                                                              CORPORATION NUMBER
Ontario Wallcoverings
731 Millway Avenue
Concord ON L4K 3S8
                                                              CORPORATION NUMBER
Concord Wallcoverings
731 Millway Avenue
Concord ON L4K 3S8

SECURED PARTIES/CREANCIER GARANTI
--------------------------------------------------------------------------------
National Bank Of Canada
350 BURNHAMTHORPE ROAD WEST, SUITE 216
Mississauga ON L5B 3J1

COLLATERAL/BIENS GREVES
--------------------------------------------------------------------------------

CONS GOODS/BIENS CONS      INVTRY/STOCK    EQUIP/MATER   ACCTS/COMPT     OTHER/AUTRE     MV INCL/VA INCLUS

|_|                           |X|              |X|            |X|        |X|                |X|



AMOUNT/MONTANT                                    DATE OF MATURITY/DATE ECHEANCE


AGENT/AGENT
--------------------------------------------------------------------------------
Pallett Valo
90 Burnhamthorpe Road West Ste 1600
Mississauga, ON L5B 3C3

                * * * * * END OF VERIFICATION STATEMENT * * * * *
                * * * * * FIN DE L'ETAT DE VERIFICATION * * * * *

--------------------------------------------------------------------------------
Verification statement                                    Last Page . . .
Etat De Verification                                  Derniere Page . . . Page 1

                             CERTIFICATE OF SOLVENCY

                        with respect to Section 20 of the
                       Business Corporations Act (Ontario)

TO:   NATIONAL BANK OF CANADA

RE: National Bank of Canada Loan to Ontario Paint & Wallpaper Limited (the "Borrower") - Guaranteed by Rosedale Wailcoverings & Fabrics Inc. (the "Corporation")

--------------------------------------------------------------------------------

            THE undersigned, a duly appointed officer of the Corporation, refers to the guarantee (the "Guarantee") dated September 20, 1996, given by the Corporation to you in respect of the debts and liabilities of the Borrower and hereby certifies that there are no reasonable grounds for believing that:

      (i) the Corporation is or, after giving the Guarantee, would be unable to pay its liabilities as they become due; or

      (ii) the realizable value of the Corporation's assets, excluding the amount of any financial assistance in the form of a loan and in the form of any secured guarantee, after giving the Guarantee, would be less than the aggregate of the Corporation's liabilities and stated capital of all classes.

                  DATED this 20th day of September 1996.

                                                                             c/s

                                                  /s/ Alan Fine
                                                  -----------------------------
                                                  ALAN FINE
                                                  President

                               DIRECTION RE: FUNDS

TO:   NATIONAL BANK OF CANADA

RE: National Bank of Canada credit facilities to Ontario Paint & Wallpaper Limited pursuant to Offer of Finance dated August 8, 1996

--------------------------------------------------------------------------------

YOU ARE HEREBY authorized and directed to pay the proceeds of the above loan and/or withdraw funds from our account to:

      (i) pay the balance of moneys owing by us to HONGKONG BANK OF CANADA pursuant to a payout statement to be obtained from that bank on the day of payout; and

      (ii) pay the legal fees and disbursements of Pallett Valo in connection with this transaction upon presentation of their invoice;

AND FOR SO DOING, this shall be your full, sufficient and irrevocable authority.

            DATED this 20th day of September, 1996.


                                            ONTARIO PAINT & WALLPAPER LIMITED


                                            Per: /s/ Sydney Ackerman   c/s
                                                 -----------------------------
                                                 SIDNEY ACKERMAN  President


                                             Per: /s/ Alan Fine
                                                  -----------------------------
                                                  ALAN FINE -- Secretary

                       AUTHORIZATION TO INSERT DATES. ETC.

TO:       NATIONAL BANK OF CANADA

AND TO:   PALLETT VALO

RE:       National Bank of Canada (the "Lender") loan to Ontario Paint
          & Wallpaper Limited pursuant to Offer of Finance dated August 8, 1996

            YOU ARE HEREBY irrevocably authorized and directed to do the following:

1. to date the Acknowledgment of Debt Revolving Demand Credit in the principal amount of $2,500,000.00 the date of funding, and to insert the applicable prime rate on that date;

2. to date the Acknowledgment of Debt Revolving Demand Credit in the principal amount of $1,250,000.00 the date of funding, and to insert the applicable prime rate on that date;

3. to date the Bank Act documents, namely, Application for Credit and Promise to Give Security Under the Bank Act [Form 10014], Security Under Section 427 of the Bank Act [Form 10015] and Agreement Respecting Security Given By the Customer [Form 10115], a date that is at least one clear day subsequent to the registration date of the Notice of Intention to give security under Section 427 of the Bank Act, and to insert all other dates as necessary.

            DATED this 20th day of September, 1996.

                                    ONTARIO PAINT & WALLPAPER LIMITED


                                            Per: /s/ Sydney Ackerman   c/s
                                                 -----------------------------
                                                 SIDNEY ACKERMAN  President

                                                 -----------------------------

                                             Per: /s/ Alan Fine
                                                  -----------------------------
                                                  ALAN FINE -- Secretary

[LETTERHEAD OF TORKIN, MANES, COHEN & ARBUS]

October 29, 1996

National Bank of Canada
350 Burnhamthorpe Road West
Suite 216
Mississauga, Ontario
5B 3J1

- and -

Pallett Valo
Barristers and Solicitors
90 Burnhamthorpe Road West
Suite 1600
Mississauga, Ontario
L5B 3C3

Dear Sirs:

Re: National Bank of Canada (the "Lender") Loan to Ontario Paint & Wallpaper Limited (the "Borrower") pursuant to Offer of Finance dated August 8, 1996 (the "Offer of Finance") - Guaranteed by 1010037 Ontario Inc. (the "Guarantor")

We are the corporate solicitors for the Guarantor and have acted for the Guarantor in connection with the granting by the Guarantor to the lender of the security referred to below to secure credit facilities offered by the Lender to the Borrower pursuant to the Offer of Finance.

In connection with the foregoing, we have reviewed the Offer of Finance and the following documents, among others:

1. a guarantee of indebtedness of the Borrower, limited to $1,000,000.00 plus interest and dated September 20, 1996 (the "Guarantee"); and

2.    a subordination agreement, dated September 20, 1996;

(the Offer of Finance and the foregoing documents being hereinafter collectively referred to as the "Security Documents").

We have also reviewed such constating documents, corporate records, public documents and certificates of officers of the Guarantor and of public officials as we have considered necessary as the basis for the opinions hereinafter expressed.

In such examinations we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of documents submitted to us as certified or photostatic (or similarly reproduced) copies, and the authenticity of all of the originals of such documents.

In addition, we have considered such questions of law and have examined such legislation and regulations thereto as we have considered necessary as a basis for the opinions hereinafter set forth and, in particular, we have considered the application of section 20 of the Business Corporations Act (Ontario) to the Guarantee.

We have relied solely on the Corporate Certificate dated September 20, 1996 and the Solvency Certificate dated September 20, 1996 as to the matters of fact set out therein.

Based and relying upon and subject to the foregoing, and subject to the qualifications hereinafter expressed, we are of the opinion that:

1. The Guarantor is a corporation duly incorporated and organized under the laws of the Province of Ontario and has not been dissolved;

2. The execution, delivery and performance of the Security Documents by the Guarantor does not contravene section 20(1) of the Business Corporations Act (Ontario);

3. The Guarantor has all necessary power and capacity to execute and deliver the Security Documents and to perform and observe its obligations thereunder;

4. The Security Documents have been duly authorized, executed and delivered by the Guarantor and now constitute legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with their terms;

5. The execution and delivery of the Security Documents by the Guarantor and the performance by the Guarantor of its obligations under the Security Documents will not conflict with or result in a violation of the terms, conditions and provisions of the constating documents or by-laws of the Guarantor or of any provision of law, or of any agreement, indenture or other document to which it is a party or by which it may be bound and of which we have knowledge; and

6. We have no knowledge of any litigation or proceedings, pending or threatened, before any court or before any governmental or administrative body or agency, which may result in any material adverse change in the operations, business, property or assets of the Guarantor or in the condition (financial or otherwise) of the Guarantor's ability to perform its obligations under the Security Documents.

The foregoing opinions as to the enforceability of the obligations of the Guarantor are subject to the following qualifications:

1. Specific performance and injunctions, being equitable remedies, may be granted only in the discretion of a Court of competent jurisdiction; and

2. Enforceability may be limited by bankruptcy, insolvency, liquidation, moratorium, reorganization, reconstruction and other similar laws affecting the enforceability of creditors' rights generally.

3. The enforceability of security agreements which are subject to the Personal Property Security Act (Ontario) (the "PPSA") may be limited or affected by the terms of the PPSA;

4. In respect of security agreements which are subject to the PPSA, a filing under the PPSA in respect of the security interests perfected thereby must be renewed prior to the expiry date of the initial filing thereunder and such filing must be amended in certain circumstances specified in the PPSA in order to preserve the security created by such instruments in respect of property to which the PPSA applies.

5. We were not requested nor have we been involved in the registration of any of the security agreements under the PPSA or the Bank Act;

6. We express no opinion as to the title to or ownership of the personal property charged by the security agreements;

7. We express no opinion as to the priority of the Lender's security interests in the assets charged pursuant to the security agreements or whether the security agreements contain provisions that would effectively subordinate the Lender's interests to that of third parties;

8. To the extent that the security interests created under the security agreements purport to encumber or assign the rights of the Borrower under any agreement with any third party or any license, permit or approval, the security interests created thereunder may be effective only if such third party provides its consent; and

9. Interest on amounts payable by the Borrower under the security agreements may be limited to five percent (5%) per annum if the rate of interest payable on such amounts in the security agreements is determined not to satisfy the disclosure requirements of Section 4 of the Interest Act (Canada), which provides that a borrower must be able to determine the annual rate of interest being charged by a lender;

Yours very truly,
TORKIN, MANES, COHEN & ARBUS
Per:


/s/ TORKIN, MANES, COHEN & ARBUS

[LETTERHEAD OF TORKIN, MANES, COHEN & ARBUS]

October 29, 1996

National Bank of Canada
350 Burnhamthorpe Road West
Suite 216
Mississauga, Ontario L5B 3J1

  - and -

Pallett Valo
Barristers and Solicitors
90 Burnhamthorpe Road West
Suite 1600
Mississauga, Ontario LSB 3C3

Dear Sirs:

Re: National Bank of Canada (the "Lender) Loan to Ontario Paint & Wallpaper Limited (the "Borrower") pursuant to Offer of Finance dated August 8, 1996 (the "Offer of Finance")

We are the corporate solicitors for the Borrower and have acted for the Borrower in connection with the granting by the Borrower to the lender of the security referred to below to secure credit facilities offered by the Lender to the Borrower pursuant to the Offer of Finance.

In connection with the foregoing, we have reviewed the Offer of Finance and the following documents, among others:

1. An acknowledgment of debt revolving demand credit limited to the principal amount of $2,500,000.00 Canadian, to be dated the date of funding;

2. An acknowledgment of debt revolving demand credit limited to the principal amount of $1,250,000.00 Canadian, to be dated the date of funding;

3.    A general security agreement dated September 20, 1996;

4.    A general assignment of book debts, dated September 20, 1996;

5. A Notice of Intention to give security under Section 427 of the Bank Act, dated September 20, 1996;

6. An application for credit and promise to give security under the Bank Act, dated October

      10, 1996;

7. An agreement respecting security given by the customer, dated October 10, 1996;

8. An agreement regarding security under Section 427 of the Bank Act, dated October 10, 1996;

9. Security with respect to an insurance policy, on commercial insurance of the Borrower, dated September 20, 1996;

10. Security with respect to an insurance policy, on insurance on the life of Sidney A. Ackerman, dated September 20, 1996;

11. Security with respect to an insurance policy, on insurance on the life of Alan I. Fine, dated September 20, 1996;

12. Undertaking with respect to life insurance for Sidney A. Ackerman, dated October 29, 1996;

13. Priorities Agreement among the Lender, Laurentian Bank of Canada, Rosedale Wallcoverings & Fabrics Inc. and the Borrower, dated October 29, 1996;

(the Offer of Finance and all of the foregoing documents being hereinafter collectively referred to as the "Security Documents").

We have also reviewed such constating documents, corporate records, public documents and certificates of officers of the Borrower and of public officials as we have considered necessary as the basis for the opinions hereinafter expressed.

In such examinations we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of documents submitted to us as certified or photostatic (or similarly reproduced) copies, and the authenticity of all of the originals of such documents.

In addition, we have considered such questions of law and have examined such legislation and regulations thereto as we have considered necessary as a basis for the opinions hereinafter set forth.

We have relied solely on the Corporate Certificate dated September 20, 1996 as to the matters of fact set out therein.

Based and relying upon and subject to the foregoing, and subject to the qualifications hereinafter expressed, we are of the opinion that:

1. The Borrower is a corporation duly incorporated and organized under the laws of the Province of Ontario, and has not been dissolved;

2. The Borrower has the power to own and lease its property and to carry on its business in the Province of Ontario;

3. The Borrower has all necessary power and capacity to borrow money in the manner and on the terms and conditions set out in the Offer of Finance and such borrowing of money has been authorized by all necessary action on the part of the Borrower;

4. The Borrower has all necessary power and capacity to executed and deliver the Security Documents and to perform and observe its obligations thereunder;

5. The Security Documents have been duly authorized, executed and delivered by the Borrower and constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms;

6. The borrowing of money on the terms set out in the Offer of Finance, the execution and delivery by the Borrower of the Security Documents, and the performance by the Borrower of its obligations under the Security Documents will not conflict with or result in a violation of the terms, conditions and provisions of the constating documents or bylaws of the Borrower, or of any provision of law, or of any agreement, indenture or other document to which the Borrower is a party or by which it may be bound and of which we have knowledge; and

7. We have no knowledge of any actions or proceedings, pending or threatened, before any court or before any governmental or administrative body or agency, which may result in any material adverse change in the operations, business, property or assets of the Borrower or in the condition (financial or otherwise) of the Borrower's ability to perform its obligations under the Security Documents.

The foregoing opinions as to the enforceability of the obligations of the Borrower are subject to the following qualifications:

1. Specific performance and injunctions, being equitable remedies, may be granted only in the discretion of a Court of competent jurisdiction;

2. Enforceability may be limited by bankruptcy, insolvency, liquidation, moratorium, reorganization, reconstruction and other similar laws affecting the enforceability of creditors' rights generally;

3. The enforceability of security agreements which are subject to the Personal Property Security Act (Ontario) (the "PPSA") may be limited or affected by the terms of the PPSA;

4. In respect of security agreements which are subject to the PPSA, a filing under the PPSA in respect of the security interests perfected thereby must be renewed prior to the expiry date of the initial filing thereunder and such filing must be amended in certain circumstances specified in the PPSA in order to preserve the security created by such instruments in respect of property to which the PPSA applies;

5. We were not requested nor have we been involved in the registration of any of the security agreements under the PPSA or the Bank Act;

6. We express no opinion as to the title to or ownership of the personal property charged by the security agreements;

7. We express no opinion as to the priority of the Lender's security interests in the assets charged pursuant to the security agreements or whether the security agreements contain provisions that would effectively subordinate the Lender's interests to that of third parties;

8. To the extent that the security interests created under the security agreements purport to encumber or assign the rights of the Borrower under any agreement with any third party or any license, permit or approval, the security interests created thereunder may be effective only if such third party provides its consent; and

9. Interest on amounts payable by the Borrower under the security agreements may be limited to five percent (5%) per annum if the rate of interest payable on such amounts in the security agreements is determined not to satisfy the disclosure requirements of Section 4 of the Interest Act (Canada), which provides that a borrower must be able to determine the annual rate of interest being charged by a lender;

Yours very truly,

TORKIN, MANES, COHEN & ARBUS
Per:


/s/ TORKIN, MANES, COHEN & ARBUS

[LETTERHEAD OF TORKIN, MANES, COHEN & ARBUS]

October 29, 1996

National Bank of Canada
350 Burnhamthorpe Road West
Suite 216
Mississauga, Ontario
L5B 3J1

- and -

Pallett Valo
Barristers and Solicitors
90 Burnhamthorpe Road West
Suite 1600
Mississauga, Ontario
L5B 3C3

Dear Sirs:

Re: National Bank of Canada (the "Lender") Loan to Ontario Paint & Wallpaper Limited (the "Borrower") pursuant to Offer of Finance dated August 8, 1996 (the "Offer of Finance") - Guaranteed by Rosedale Wallcoverings & Fabrics Inc. (the "Guarantor)

We are the corporate solicitors for the Guarantor and have acted for the Guarantor in connection with the granting by the Guarantor to the lender of the security referred to below to secure credit facilities offered by the Lender to the Borrower pursuant to the Offer of Finance.

In connection with the foregoing, we have reviewed, among other documents, the Offer of Finance and a guarantee given by the Guarantor guaranteeing the indebtedness of the Borrower, limited to $500,000.00 plus interest and dated September 20, 1996 (the "Guarantee"). (The Offer of Finance and the Guarantee are hereinafter collectively referred to as the "Security Documents").

We have also reviewed such constating documents, corporate records, public documents and certificates of officers of the Guarantor and of public officials as we have considered necessary as the basis for the opinions hereinafter expressed.

In such examinations we have assumed the genuineness of all signatures, the authenticity of all

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documents submitted to us as originals, the conformity to original documents of documents submitted to us as certified or photostatic (or similarly reproduced) copies, and the authenticity of all of the originals of such documents.

In addition, we have considered such questions of law and have examined such legislation and regulations thereto as we have considered necessary as a basis for the opinions hereinafter set forth and, in particular, we have considered the application of section 20 of the Business Corporations Act (Ontario) to the Guarantee.

We have relied solely on the Corporate Certificate dated September 20, 1996 and the Solvency Certificate dated September 20, 1996 as to the matters of fact set out therein.

Based and relying upon and subject to the foregoing, and subject to the qualifications hereinafter expressed, we are of the opinion that:

1. The Guarantor is a corporation duly incorporated and organized under the laws of the Province of Ontario and has not been dissolved;

2. The execution, delivery and performance of the Security Documents by the Guarantor does not contravene section 20(1) of the Business Corporations Act (Ontario);

3. The Guarantor has all necessary power and capacity to execute and deliver the Security Documents and to perform and observe its obligations thereunder;

4. The Security Documents have been duly authorized, executed and delivered by the Guarantor and now constitute legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with their terms;

5. The execution and delivery of the Security Documents by the Guarantor and the performance by the Guarantor of its obligations under the Security Documents will not conflict with or result in a violation of the terms, conditions and provisions of the constating documents or by-laws of the Guarantor or of any provision of law, or of any agreement, indenture or other document to which it is a party or by which it may be bound and of which we have knowledge; and

6. We have no knowledge of any litigation or proceedings, pending or threatened, before any court or before any governmental or administrative body or agency, which may result in any material adverse change in the operations, business, property or assets of the Guarantor or in the condition (financial or otherwise) of the Guarantor's ability to perform its obligations under the Security Documents.

The foregoing opinions as to the enforceability of the obligations of the Guarantor are subject to the following qualifications:

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1.    Specific performance and injunctions, being equitable remedies, may be granted only in the discretion of a Court of competent jurisdiction; and

2. Enforceability may be limited by bankruptcy, insolvency, liquidation, moratorium, reorganization, reconstruction and other similar laws affecting the enforceability of creditors' rights generally.

Yours very truly,

TORKIN, MANES, COHEN & ARBUS
Per:


/s/ TORKIN, MANES, COHEN & ARBUS